File No. 33-45961
                                                               File No. 811-6569

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]

                        Pre-Effective Amendment No. ____
                        Post-Effective Amendment No. 13

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
OF 1940                                                          [X]

                                Amendment No. 13

                           WADDELL & REED FUNDS, INC.
  ---------------------------------------------------------------------------
                      (Exact Name as Specified in Charter)


    6300 Lamar Avenue, Shawnee Mission, Kansas         66202-4200
  ---------------------------------------------------------------------------
    (Address of Principal Executive Office)            (Zip Code)


       Registrant's Telephone Number, including Area Code (913) 236-2000
  ---------------------------------------------------------------------------


    Kristen A. Richards, P. O. Box 29217, Shawnee Mission, Kansas 66201-9217
  ---------------------------------------------------------------------------
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective

    [ ] immediately upon filing pursuant to paragraph (b)

    [ ] on (date) pursuant to paragraph (b)

    [X] 60 days after filing pursuant to paragraph (a)(1)

    [ ] on (date) pursuant to paragraph (a)(1)

    [ ] 75 days after filing pursuant to paragraph (a)(2)

    [ ] on (date) pursuant to paragraph (a)(2) of Rule 485

    [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

       ==================================================================

                   DECLARATION REQUIRED BY RULE 24f-2 (a) (1)

     The issuer has registered an indefinite amount of its securities under the Securities Act of 1933 pursuant to Rule 24f-2(a)(1). Notice for the Registrant's fiscal year ended March 31, 1999 was filed on or about June 25, 1999.

Waddell & Reed Funds, Inc.



Asset Strategy Fund

Growth Fund

High Income Fund

International Growth Fund

Limited-Term Bond Fund

Municipal Bond Fund

Science and Technology Fund

Total Return Fund


The Securities and Exchange Commission has not approved or disapproved the Fund's securities, or determined whether this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.



Prospectus
September 1, 1999

Table of Contents



An Overview of the Funds.......................................................4


Asset Strategy Fund............................................................4


68Growth Fund.................................................................10


1113High Income Fund..........................................................15


1719International Growth Fund.................................................21


2325Limited-Term Bond Fund....................................................27


2830Municipal Bond Fund.......................................................32


3436Science and Technology Fund...............................................38


4042Total Return Fund.........................................................44


4648The Investment Principles of the Funds....................................50

   Investment Goals, Principal Strategies and Other Investments...............50

   All Funds..................................................................59
      Risk Considerations of Principal Strategies and Other Investments.......59

   Year 2000 and Euro Issues..................................................60


Your Account..................................................................61

   Choosing a Share Class.......................................................
      Sales Charge Reductions and Waivers.......................................
      Waivers for Certain Investors.............................................

   Ways to Set Up Your Account................................................65

   Buying Shares..............................................................66

   Minimum Investments........................................................68

   Adding to Your Account.....................................................69

   Selling Shares.............................................................70

   Telephone Transactions.....................................................73

   Shareholder Services.......................................................73
      Personal Service........................................................73
      Reports.................................................................73
      Exchanges...............................................................74

      Automatic Transactions for Class Band CShareholders.....................74

   Distributions and Taxes....................................................75
      Distributions...........................................................75
      Taxes...................................................................76


The Management of the Funds...................................................79

   Portfolio Management.......................................................79

   Management Fee.............................................................81


Financial Highlights..........................................................84

An Overview of the Funds


Asset Strategy Fund

Goal

Asset Strategy Fund seeks high total return over the long term.

Principal Strategies

Asset Strategy Fund seeks to achieve its goal by allocating its assets among stocks (a blend of value of growth), bonds of any quality including junk bonds (rated BB and below by Standard & Poor's ("S&P") and Ba and below by Moody's Investors Service, Inc. ("MIS")) and short-term instruments, both in the United States and abroad. The Fund can invest in securities of companies of any size. The Fund selects a mix which represents the way the Fund's investments will generally be allocated over the long term as indicated in the box below. This mix will vary over shorter time periods as Waddell & Reed Investment Management Company ("WRIMCO"), the Fund's investment manager, changes the Fund's holdings based on WRIMCO's current outlook for the different markets. These changes may be based on such factors as interest rate changes, security valuation levels and a rise in the potential for growth stocks.

Mix
---
 Stocks 70%
(can range
   from
   0-100%)

  Bonds 25%
(can range
from
0-100%)

  Short-term 5%
(can range from
 0-100%)

Principal Risks of Investing in the Fund

Because Asset Strategy Fund owns different types of investments, a variety of factors can affect its investment performance, such as:

o an increase in interest rates, which may cause the value of the Fund's fixed-income securities to decline;

o    prepayment of higher-yielding bonds held by the Fund;

o the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds;

o adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and

o the skill of WRIMCO in allocating the Fund's assets among different types of investments.


Market risk for small or medium sized companies may be greater than that for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. Additionally, stock of smaller companies may experience volatile trading and price fluctuations. Investments by the Fund in "junk bonds" are more susceptible to the risk of non-payment or default, and their prices may be more volatile, than higher-rated bonds.


As well, the Fund may invest a significant portion of its assets in foreign securities; the Fund, however, intends to maintain a limited exposure to foreign holdings. Foreign securities present additional risks such as currency fluctuations and political or economic conditions affecting the foreign countries.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest

Asset allocation funds are designed for investors who want to diversify among stocks, bonds and short-term instruments, in one fund. If you are looking for an investment that uses this technique in pursuit of high total return, this Fund may be appropriate for you.

Performance

The chart and table below provide some indication of the risks of investing in Asset Strategy Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the periods shown compare with those of a broad measure of market performance.

o The chart presents the total annual returns for Class B and shows how performance has varied from year to year over the life of the Fund.

o The chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class B shares. If the deferred sales charge were included, the returns would be less than those shown.


o The table shows Class B and Class Y average annual returns and compares them to the market indicators listed. No performance information is provided for Class C shares since this class had not commenced operations as of December 31, 1998.


o Both the chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the chart and table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

                          Chart of Year-by-Year Returns
                         as of December 31 each year (%)

               1996                                 3.92%
               1997                                10.84%
               1998                                 8.64%


     In the period shown in the chart, the highest quarterly return was 11.10% (the second quarter of 1997) and the lowest quarterly return was -4.97% (the first quarter of 1997). The Class B return for the quarter ended June 30, 1999 was ___%.

                          Average Annual Total Returns
                           as of December 31, 1998 (%)

                                                                                  Life of Class
                                                           1 Year           Class B*         Class Y**
                                                          --------------------------------------------
Class B Shares of Asset
     Strategy Fund                                           5.64%             6.99%
S&P 500 Index                                               28.70%            29.35%           28.30%
Salomon Brothers Broad
     Investment Grade Debt Index                             8.71%             9.06%            7.29%
Salomon Brothers Short-Term
     Index for 1 Month Certificates
     of Deposit                                              5.67%             5.70%            5.62%
Lipper All Flexible Portfolio
     Funds Universe Average                                 14.22%            17.36%           15.52%
Class Y Shares of Asset
     Strategy Fund                                           9.57%                              8.66%
S&P 500 Index                                               28.70%            29.35%           28.30%
Salomon Brothers Broad
     Investment Grade Debt Index                             8.71%             9.06%            7.29%
Salomon Brothers Short-Term
     Index for 1 Month Certificates
     of Deposit                                              5.67%             5.70%            5.62%
Lipper All Flexible Portfolio
     Funds Universe Average                                 14.22%            17.36%           15.52%

The indexes shown are broad-based, securities market indexes that are unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goal of the Fund.


  *The Fund commenced operations on April 20, 1995, with a single class of shares that was subsequently designated Class B shares. Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of all the indexes are not available, the index performance is from April 30, 1995.

**Since December 29, 1995, the date on which Class Y commenced operations.
    Because the Class commenced operations on a date other than at the end of a month, and partial month calculations of the performance of all the indexes are not available, the index performance is from December 31, 1995.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of Asset Strategy Fund:


Shareholder Fees                                                    Class B          Class C           Class Y
(fees paid directly from                                            -------          -------           -------
your investment)
  Maximum Sales Charge(Load)
     Imposed on Purchases
     (as a percentage
     of offering price)                                                None             None              None

  Maximum Contingent Deferred
     Sales Charge (Load) (1)                                             3%               1%              None
     (as a percentage of
     lesser of amount invested
     or redemption value)

Annual Fund Operating Expenses(2)
(expenses that are deducted from Fund assets)

  Management Fees                                                     0.70%            0.70%             0.70%
  Distribution and
  Service (12b-1) Fees(3)                                             1.00%            1.00%             0.25%
  Other Expenses                                                      0.51%            0.51%             0.39%
  Total Annual Fund
     Operating Expenses                                               2.21%            2.21%             1.34%

Example: This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


--------
(1) The contingent deferred sales charge, which is imposed on redemption proceeds, declines 1% annually from 3% of the amount invested during the first calendar year to 0% after 4 years. For Class C shares, a 1% contingent deferred sales charge applies to the proceeds of redemption of Class C shares held less than 12 months.

(2) Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the change in management fees effective June 30, 1999; otherwise, expense ratios are based on the management fees and other Fund-level expenses of the Fund for the fiscal year ended March 31, 1999, and for Class C, the expenses attributable to the Class that are anticipated for the current year. Actual expenses may be greater or less than those shown.

(3) It is possible that long-term Class B and Class C shareholders of the Fund may bear 12b-1 distribution fees which are more than the maximum asset-based sales charge permitted under the rules of the National Association of Securities Dealers, Inc.

If shares are redeemed
  at end of period:               1 year     3 years       5 years     10 years
Class B shares                     $524          $791        $1,185       $2,544
Class C shares                     $324          $691            NA           NA
Class Y shares                     $136          $425          $734       $1,613

If shares are not redeemed
  at end of period:               1 year     3 years       5 years     10 years
Class B shares                     $224          $691        $1,185       $2,544
Class C shares                     $224          $691            NA           NA
Class Y shares                     $136          $425          $734       $1,613

Growth Fund

Goals

Growth Fund seeks capital appreciation.

Principal Strategies

Growth Fund seeks to achieve its goal by investing primarily in common stocks of U.S. companies. The Fund typically invests in companies that offer, in the opinion of WRIMCO, above average growth potential, including relatively new or unseasoned companies. The Fund seeks companies with a demonstrated ability and potential to increase earnings. The Fund may invest in companies of any size.

Principal Risks of Investing in the Fund

Because Growth Fund owns different types of investments, a variety of factors can affect its investment performance, such as:

o the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds;

o adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline;

o the mix of securities in the Fund, particularly the relative weightings in, and exposure to, different sectors and industries; and

o    WRIMCO's skill in evaluating and selecting securities for the Fund.


Market risk for small and medium sized companies may be greater than that for large companies. Stock of smaller companies, as well as stock of companies with high-growth expectations reflected in their stock price, may experience volatile trading and price fluctuations.


As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest

Growth Fund is designed for investors seeking long-term capital appreciation and willing to accept greater risks than are present with many other mutual funds. It is not intended for investors who desire assured income and conservation of capital. You should consider whether the Fund fits your particular investment objectives.

Performance

The chart and table below provide some indication of the risks of investing in Growth Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the periods shown compare with those of a broad measure of market performance.

o The chart presents the total annual returns for Class B and shows how performance has varied from year to year over the life of the Fund.

o The chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class B shares. If the deferred sales charge were included, the returns would be less than those shown.


o The table shows Class B and Class Y average annual returns and compares them to the market indicators listed. No performance information is provided for Class C shares since this class had not commenced operations as of December 31, 1998.


o Both the chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the chart and table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

                          Chart of Year-by-Year Returns
                         as of December 31 each year (%)

                1993                               24.20%
                1994                               12.75%
                1995                               32.14%
                1996                                2.30%
                1997                               21.12%
                1998                               44.57%


     In the period shown in the chart, the highest quarterly return was 28.82% (the fourth quarter of 1998) and the lowest quarterly return was -13.74% (the third quarter of 1998). The Class B return for the quarter ended June 30, 1999 was ____%.

                          Average Annual Total Returns
                           as of December 31, 1998 (%)


                                                                                      Life of Class
                                             1 Year            5 Years         Class B*          Class Y**
                                             -------------------------------------------------------------
Class B Shares of Growth Fund                 41.57%            21.69%           24.30%
Nasdaq Industrials Index                       6.62%            10.11%           12.61%            10.58%
Lipper Small Company Growth Fund
     Universe Average                         -0.29%            12.92%           15.78%            12.73%
Class Y Shares of Growth Fund                 45.88%                                               22.72%
Nasdaq Industrials Index                       6.62%            10.11%           12.61%            10.58%
Lipper Small Company Growth Fund
     Universe Average                         -0.29%            12.92%           15.78%            12.73%


The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goal of the Fund.


  *The Fund commenced operations on September 21, 1992, with a single class of shares that was subsequently designated Class B shares. Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of all the indexes are not available, the index performance is from September 30, 1992.

**Since December 29, 1995, the date on which Class Y commenced operations.
    Because the Class commenced operations on a date other than at the end of a month, and partial month calculations of the performance of all the indexes are not available, the index performance is from December 31, 1995.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of Growth Fund:


Shareholder Fees                                                    Class B          Class C           Class Y
(fees paid directly from                                            -------          -------           -------
your investment)
  Maximum Sales Charge(Load)
     Imposed on Purchases
     (as a percentage
     of offering price)                                                None             None              None

  Maximum Contingent Deferred
     Sales Charge (Load)(4)                                              3%               1%              None
     (as a percentage of
     lesser of amount invested
     or redemption value)

Annual Fund Operating Expenses(5)
(expenses that are deducted from Fund assets)

  Management Fees                                                     0.85%            0.85%             0.85%
  Distribution and
  Service (12b-1) Fees(6)                                             1.00%            1.00%             0.25%
  Other Expenses                                                      0.29%            0.29%             0.12%
  Total Annual Fund
     Operating Expenses                                               2.14%            2.14%             1.22%

Example: This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------
(4) The contingent deferred sales charge, which is imposed on redemption proceeds, declines 1% annually from 3% of the amount invested during the first calendar year to 0% after 4 years. For Class C shares, a 1% contingent deferred sales charge applies to the proceeds of redemption of Class C shares held less than 12 months.

(5) Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the change in management fees effective June 30, 1999; otherwise, expense ratios are based on the management fees and other Fund-level expenses of the Fund for the fiscal year ended March 31, 1999, and for Class C, the expenses attributable to the Class that are anticipated for the current year. Actual expenses may be greater or less than those shown.

(6) It is possible that long-term Class B and Class C shareholders of the Fund may bear 12b-1 distribution fees which are more than the maximum asset-based sales charge permitted under the rules of the National Association of Securities Dealers, Inc.

If shares are redeemed
  at end of period:              1 year      3 years       5 years     10 years
Class B shares                    $517           $770        $1,149       $2,472
Class C shares                    $317           $670            NA           NA
Class Y shares                    $124           $387          $670       $1,477

If shares are not redeemed
  at end of period:              1 year      3 years       5 years     10 years
Class B shares                    $217           $670        $1,149       $2,472
Class C shares                    $217           $670            NA           NA
Class Y shares                    $124           $387          $670       $1,477

High Income Fund

Goals

High Income Fund seeks, as a primary goal, high current income. As a secondary goal, the Fund seeks capital growth when consistent with its primary goal.

Principal Strategies


High Income Fund seeks to achieve its goals by investing primarily in high-yield, high-risk, fixed-income securities of U.S. issuers, the risks of which are, in the judgment of WRIMCO, consistent with the Fund's goals. The Fund may invest in companies of any size. The Fund invests primarily in lower quality bonds, commonly called "junk bonds," which are bonds rated BB and below by S&P and Ba and below by MIS. The Fund may invest an unlimited amount of its total assets in junk bonds. As well, the Fund may invest in bonds of any maturity. The Fund may invest a significant portion of its assets in common stock in order to seek capital growth.


Principal Risks of Investing in the Fund

Because High Income Fund owns different types of investments, a variety of factors can affect its investment performance, such as:


o the credit quality, earnings performance and other conditions of the companies whose securities the Fund holds;

o the susceptibility of junk bonds to the risk of non-payment or default and that they may have more volatile prices than, and may not be as liquid as, higher-rated bonds;


o an increase in interest rates, which may cause the value of a bond held by the Fund to decline;

o    changes in the maturities of bonds owned by the Fund;

o adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and

o the skill of WRIMCO in evaluating and managing the interest rate and credit risks of the Fund's portfolio.


Market risk for small or medium sized companies may be greater than that for large companies. For example, smaller companies may have limited financial resources, limited product lines or inexperienced management.


As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest

High Income Fund is designed for investors who primarily seek a level of current income that is higher than is normally available with securities in the higher rated categories and, secondarily, seek capital growth where consistent with this income goal, through a diversified, actively managed portfolio. The Fund is not suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance


The chart and table below provide some indication of the risks of investing in High Income Fund by showing the Fund's performance and by showing how the Fund's average annual return for the period shown compares with those of a broad measure of market performance.

o    The chart presents the total annual return for the Fund.

o The chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class B shares. If the deferred sales charge were included, the return would be less than that shown.

o The table shows the Fund's average annual returns and compares them to the market indicators listed. No performance information is provided for Class C shares since this class had not commenced operations as of December 31, 1998.


o Both the chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the chart and table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

                                Chart of Returns
                              as of December 31 (%)

                1998                                       3.64%


     In the period shown in the chart, the highest quarterly return was 6.82% (the first quarter of 1998) and the lowest quarterly return was -6.62% (the third quarter of 1998). The Class B return for the quarter ended June 30, 1999 was ___%.


                          Average Annual Total Returns
                           as of December 31, 1998 (%)

                                               1 Year        Life of Fund*
Class B Shares of High
     Income Fund                                 0.72%            3.81%
Salomon Brothers High
     Yield Composite Index                       4.04%            6.44%
Lipper High Current Yield
     Fund Universe Average                      -0.41%            2.32%

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goals of the Fund.

*The Fund, offering Class B and Class Y shares, commenced operations on July 31, 1997.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of High Income Fund:


Shareholder Fees                                                    Class B          Class C           Class Y
(fees paid directly from                                            -------          -------           -------
your investment)
  Maximum Sales Charge(Load)
     Imposed on Purchases
     (as a percentage
     of offering price)                                               None             None               None

  Maximum Contingent Deferred
     Sales Charge (Load) (7)                                             3%               1%              None
     (as a percentage of
     lesser of amount invested
     or redemption value)

Annual Fund Operating Expenses8
(expenses that are deducted from Fund assets)

  Management Fees                                                     0.63%            0.63%             0.63%
  Distribution and
  Service (12b-1) Fees(9)                                             1.00%            1.00%             0.25%
  Other Expenses                                                      0.54%            0.54%             0.50%
  Total Annual Fund
     Operating Expenses                                               2.17%            2.17%             1.38%

Example: This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------
(7) The contingent deferred sales charge, which is imposed on redemption proceeds, declines 1% annually from 3% of the amount invested during the first calendar year to 0% after 4 years. For Class C shares, a 1% contingent deferred sales charge applies to the proceeds of redemption of Class C shares held less than 12 months.

(8) Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the change in management fees effective June 30, 1999; otherwise, expense ratios are based on the management fees and other Fund-level expenses of the Fund for the fiscal year ended March 31, 1999, and for Class C, the expenses attributable to the Class that are anticipated for the current year. Actual expenses may be greater or less than those shown.

(9) It is possible that long-term Class B and Class C shareholders of the Fund may bear 12b-1 distribution fees which are more than the maximum asset-based sales charge permitted under the rules of the National Association of Securities Dealers, Inc.

If shares are redeemed
  at end of period:             1 year      3 years       5 years     10 years
Class B shares                   $520           $778        $1,162       $2,498
Class C shares                   $320           $678            NA           NA
Class Y shares                   $140           $436            NA           NA

If shares are not redeemed
  at end of period:             1 year      3 years       5 years     10 years
Class B shares                   $220           $678        $1,162       $2,498
Class C shares                   $220           $678            NA           NA
Class Y shares                   $140           $436            NA           NA

International Growth Fund

Goals

International Growth Fund seeks, as a primary goal, long-term appreciation of capital. As a secondary goal, the Fund seeks current income.

Principal Strategies


International Growth Fund seeks to achieve its goals by investing primarily in common stocks of foreign companies that WRIMCO believes have the potential for long-term growth represented by economic expansion and restructuring programs. The Fund primarily invests in issuers of developed countries. The Fund may invest in companies of any size.


Principal Risks of Investing in the Fund

Because International Growth Fund owns different types of investments, a variety of factors can affect its investment performance, such as:

o changes in foreign exchange rates, which may affect the value of the securities the Fund holds;

o adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline;

o the earnings performance, credit quality and other conditions of the issuers whose securities the Fund holds; and

o    WRIMCO's skill in evaluating and selecting securities for the Fund.

Investing in foreign securities presents additional risks, such as currency fluctuations and political or economic conditions affecting the foreign country. Accounting and disclosure standards also differ from country to country, which makes obtaining reliable research information more difficult. There is the possibility that, under unusual international monetary or political conditions, the Fund's assets might be more volatile than would be the case with other investments.


Market risk for small or medium sized companies may be greater than that for large companies. For example, smaller companies have limited financial resources, limited product lines or inexperienced management.


As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest

International Growth Fund is designed for investors seeking long-term appreciation of capital by investing primarily in securities issued by foreign companies. You should consider whether the Fund fits your investment objectives.

Performance

The chart and table below provide some indication of the risks of investing in International Growth Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the periods shown compare with those of a broad measure of market performance.

o The chart presents the total annual returns for Class B and shows how performance has varied from year to year over the life of the Fund.

o The chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class B shares. If the deferred sales charge were included, the returns would be less than those shown.


o The table shows Class B and Class Y average annual returns and compares them to the market indicators listed. No performance information is provided for Class C shares since this class had not commenced operations as of December 31, 1998.


o Both the chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the chart and table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

                          Chart of Year-by-Year Returns
                         as of December 31 each year (%)

                   1993                                  3.62%
                   1994                                  0.12%
                   1995                                  8.34%
                   1996                                 19.11%
                   1997                                 16.89%
                   1998                                 31.72%


     In the period shown in the chart, the highest quarterly return was 23.89% (the first quarter of 1998) and the lowest quarterly return was -18.21% (the third quarter of 1998). The Class B return for the quarter ended June 30, 1999 was %.

                          Average Annual Total Returns
                           as of December 31, 1998 (%)


                                                                                       Life of Class
                                              1 Year            5 Years         Class B*          Class Y**
                                              -------------------------------------------------------------
Class B Shares of International
     Growth Fund                               28.72%            14.74%           11.56%
Morgan Stanley Capital
     International E.A.FE. Index               20.00%             9.19%            8.81%             9.00%
Lipper International
     Fund Universe Average                     13.02%             7.80%            9.99%             9.93%
Class Y Shares of International
     Growth Fund                               32.94%                                               23.45%
Morgan Stanley Capital
     International E.A.FE. Index               20.00%             9.19%            8.81%             9.00%
Lipper International
     Fund Universe Average                     13.02%             7.80%            9.99%             9.93%


The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goals of the Fund.


  *The Fund commenced operations on September 21, 1992 with a single class of shares that was subsequently designated Class B shares. Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of all the indexes are not available, the index performance is from September 30, 1992.

**Since December 29, 1995, the date on which Class Y commenced operations.
    Because the Class commenced operations on a date other than at the end of a month, and partial month calculations of the performance of all the indexes are not available, the index performance is from December 30, 1995.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of International Growth Fund:


Shareholder Fees                                                    Class B          Class C           Class Y
(fees paid directly from                                            -------          -------           -------
your investment)
  Maximum Sales Charge(Load)
     Imposed on Purchases
     (as a percentage
     of offering price)                                                None             None              None

  Maximum Contingent Deferred
     Sales Charge (Load)(10)                                             3%               1%              None
     (as a percentage of
     lesser of amount invested
     or redemption value)

Annual Fund Operating Expenses(11)
(expenses that are deducted from Fund assets)

Management Fees                                                       0.85%            0.85%             0.85%
  Distribution and
  Service (12b-1) Fees(12)                                            1.00%            1.00%             0.25%
  Other Expenses                                                      0.54%            0.54%             0.38%
  Total Annual Fund
     Operating Expenses                                               2.39%            2.39%             1.48%

Example: This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------
(10) The contingent deferred sales charge, which is imposed on redemption proceeds, declines 1% annually from 3% of the amount invested during the first calendar year to 0% after 4 years. For Class C shares, a 1% contingent deferred sales charge applies to the proceeds of redemption of Class C shares held less than 12 months.

(11) Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the change in management fees effective June 30, 1999; otherwise, expense ratios are based on the management fees and other Fund-level expenses of the Fund for the fiscal year ended March 31, 1999, and for Class C, the expenses attributable to the Class that are anticipated for the current year. Actual expenses may be greater or less than those shown.

(12) It is possible that long-term Class B and Class C shareholders of the Fund may bear 12b-1 distribution fees which are more than the maximum asset-based sales charge permitted under the rules of the National Association of Securities Dealers, Inc.

If shares are redeemed
  at end of period:                1 year     3 years      5 years     10 years
Class B shares                      $542          $845       $1,275       $2,726
Class C shares                      $342          $745           NA           NA
Class Y shares                      $151          $468         $808       $1,768

If shares are not redeemed
  at end of period:                1 year     3 years      5 years     10 years
Class B shares                      $242          $745       $1,275       $2,726
Class C shares                      $242          $745           NA           NA
Class Y shares                      $151          $468         $808       $1,768

Limited-Term Bond Fund

Goal

Limited-Term Bond Fund seeks to provide a high level of current income consistent with preservation of capital.

Principal Strategies

Limited-Term Bond Fund seeks to achieve its goal by investing primarily in investment-grade debt securities of U.S. issuers, including corporate bonds, mortgage-backed securities and U.S. Government securities. The Fund maintains a dollar-weighted average portfolio maturity of not less than two years and not more than five years. The Fund may invest in companies of any size.

Principal Risks of Investing in the Fund

Because Limited-Term Bond Fund primarily owns different types of debt securities, a variety of factors can affect its investment performance, such as:

o an increase in interest rates, which may cause the value of the Fund's fixed-income securities to decline;

o the credit quality, earnings performance and other conditions of the issuers whose securities the Fund holds;

o    prepayment of higher-yielding bonds held by the Fund;

o adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and

o WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund.


Market risk for small or medium sized companies may be greater than that for large companies. For example, smaller companies have limited financial resources, limited product lines or inexperienced management.


As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest

Limited-Term Bond Fund is designed for investors seeking a high level of current income consistent with preservation of capital. You should consider whether the Fund fits your investment objectives.

Performance

The chart and table below provide some indication of the risks of investing in Limited-Term Bond Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the periods shown compare with those of a broad measure of market performance.

o The chart presents the total annual returns for Class B and shows how performance has varied from year to year over the life of the Fund.

o The chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class B shares. If the deferred sales charge were included, the returns would be less than those shown.


o The table shows Class B and Class Y average annual returns and compares them to the market indicators listed. No performance information is provided for Class C shares since this class had not commenced operations as of December 31, 1998.


o Both the chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the chart and table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

                          Chart of Year-by-Year Returns
                         as of December 31 each year (%)

                    1993                            7.32%
                    1994                           -3.04%
                    1995                           12.39%
                    1996                            3.04%
                    1997                            5.64%
                    1998                            5.36%


     In the period shown in the chart, the highest quarterly return was 4.52% (the second quarter of 1995) and the lowest quarterly return was -1.99% (the first quarter of 1994). The Class B return for the quarter ended June 30, 1999 was 0.44%.

                          Average Annual Total Returns
                           as of December 31, 1998 (%)

                                                                                            Life of Class
                                                   1 Year            5 Years         Class B*          Class Y**
                                                   -------------------------------------------------------------
Class B Shares of Limited-Term
     Bond Fund                                       2.36%             4.56%            4.57%
Salomon Brothers 1-5 Years
     Treasury/Government Sponsored/
     Corporate Index                                 7.65%             6.24%            6.09%             6.48%
Lipper Short-Intermediate
     Investment Grade Debt
     Fund Universe Average                           6.63%             5.57%            5.65%             5.78%
Class Y Shares of Limited-Term
     Bond Fund                                       6.25%                                                5.51%
Salomon Brothers 1-5 Years
     Treasury/Government Sponsored/
     Corporate Index                                 7.65%             6.24%            6.09%             6.48%
Lipper Short-Intermediate
     Investment Grade Debt
     Fund Universe Average                           6.63%             5.57%            5.65%             5.78%

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goal of the Fund.


   *The Fund commenced operations on September 21, 1992, with a single class of shares that was subsequently designated Class B shares. Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of all the indexes are not available, the index performance is from September 30, 1992.

  **Since December 29, 1995, the date on which Class Y commenced operations.
    Because the Class commenced operations on a date other than at the end of a month, and partial month calculations of the performance of all the indexes are not available, the index performance is from December 31, 1995.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of Limited-Term Bond Fund:


Shareholder Fees                                                    Class B          Class C           Class Y
(fees paid directly from                                            -------          -------           -------
your investment)
  Maximum Sales Charge(Load)
     Imposed on Purchases
     (as a percentage
     of offering price)                                                None             None              None

  Maximum Contingent Deferred
     Sales Charge (Load)(13)                                             3%               1%              None
     (as a percentage of
     lesser of amount invested
     or redemption value)


Annual Fund Operating Expenses(14)
(expenses that are deducted from Fund assets)

  Management Fees                                                     0.50%            0.50%             0.50%
  Distribution and
  Service (12b-1) Fees(15)                                            1.00%            1.00%             0.25%
  Other Expenses                                                      0.55%            0.55%             0.39%
  Total Annual Fund
  Operating Expenses                                                  2.05%            2.05%             1.14%

Example: This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------
(13) The contingent deferred sales charge, which is imposed on redemption proceeds, declines 1% annually from 3% of the amount invested during the first calendar year to 0% after 4 years. For Class C shares, a 1% contingent deferred sales charge applies to the proceeds of redemption of Class C shares held less than 12 months.

(14) Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the change in management fees effective June 30, 1999; otherwise, expense ratios are based on the management fees and other Fund-level expenses of the Fund for the fiscal year ended March 31, 1999, and for Class C, the expenses attributable to the Class that are anticipated for the current year. Actual expenses may be greater or less than those shown.

(15) It is possible that long-term Class B and Class C shareholders of the Fund may bear 12b-1 distribution fees which are more than the maximum asset-based sales charge permitted under the rules of the National Association of Securities Dealers, Inc.

If shares are redeemed
  at end of period:              1 year    3 years       5 years      10 years
Class B shares                    $508         $743        $1,103        $2,379
Class C shares                    $308         $643            NA            NA
Class Y shares                    $116         $362          $628        $1,386

If shares are not redeemed
  at end of period:              1 year    3 years       5 years      10 years
Class B shares                    $208         $643        $1,103        $2,379
Class C shares                    $208         $643            NA            NA
Class Y shares                    $116         $362          $628        $1,386

Municipal Bond Fund

Goal

Municipal Bond Fund seeks to provide income not subject to Federal income tax.

Principal Strategy

Municipal Bond Fund seeks to achieve its goal by investing primarily in tax-exempt municipal bonds, mainly of investment grade (rated BBB or higher by S&P or Baa or higher by MIS). The Fund may invest in bonds of any maturity. "Municipal bonds" mean obligations the interest on which is not includable in gross income for Federal income tax purposes. However, a significant portion of the Fund's municipal bond interest may be subject to the alternative minimum tax ("AMT").


The Fund diversifies its holdings among two main types of municipal bonds:

o general obligation bonds, which are backed by the full faith, credit and taxing power of the governmental authority, and

o revenue bonds, which are payable only from specific sources, such as the revenue from a particular facility or a special tax. Revenue bonds include industrial development bonds ("IDBs"), which finance privately operated facilities.

Principal Risks of Investing in the Fund

Because Municipal Bond Fund primarily owns fixed income securities issued by municipal authorities, a variety of factors can affect its investment performance, such as:

o an increase in interest rates which may cause the value of the Fund's securities to decline;

o    prepayment of higher-yielding bonds held by the Fund ("call risk");

o    changes in the maturities of bonds owned by the Fund;

o the credit quality of the issuers whose securities the Fund owns or of the private companies involved in IDB-financed projects;

o the local economic, political or regulatory environment affecting bonds owned by the Fund;

o    failure of a bond's interest to qualify as tax-exempt;

o adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline;

o    legislation affecting the tax status of municipal bond interest; and

o the skill of WRIMCO in evaluating and managing the interest rate and credit risks of the Fund's portfolio.

A significant portion of the Fund's municipal bond interest may subject investors to the AMT for Federal income tax purposes; this would have the effect of reducing the Fund's return to any such investor.


As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest

Municipal Bond Fund is designed for investors seeking current income that is primarily free from Federal income tax, through a highly diversified, actively managed portfolio. You should consider whether the Fund fits your particular investment objectives.

Performance

The chart and table below provide some indication of the risks of investing in Municipal Bond Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the periods shown compare with those of a broad measure of market performance.

o The chart presents the total annual returns for Class B and shows how performance has varied from year to year over the life of the Fund.

o The chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class B shares. If the deferred sales charge were included, the returns would be less than those shown.


o The table shows Class B average annual returns and compares them to the market indicators listed. No performance information is provided for Class C shares since this class had not commenced operations as of December 31, 1998.


o Both the chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the chart and table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

                          Chart of Year-by-Year Returns
                         as of December 31 each year (%)

                  1993                             13.73%
                  1994                             -8.83%
                  1995                             19.14%
                  1996                              3.53%
                  1997                              9.17%
                  1998                              5.12%


     In the period shown in the chart, the highest quarterly return was 8.36% (the first quarter of 1995) and the lowest quarterly return was -7.14% (the first quarter of 1994). The Class B return for the quarter ended June 30, 1999 was %.

                          Average Annual Total Returns
                           as of December 31, 1998 (%)

                                             1 Year           5 Years        Life of Fund*
                                             ---------------------------------------------
Class B Shares of Municipal
     Bond Fund                                 2.12%            5.23%             6.71%
Lehman Brothers Municipal
     Debt Index                                6.48%            6.23%             7.22%
Lipper General Municipal Bond
     Debt Fund Universe Average                5.32%            5.44%             6.69%

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goal of the Fund.


*The Fund commenced operations on September 21, 1992. Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of all the indexes are not available, the index performance is from September 30, 1992.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of Municipal Bond Fund:


Shareholder Fees                                                    Class B          Class C           Class Y
(fees paid directly from                                            -------          -------           -------
your investment)
  Maximum Sales Charge(Load)
     Imposed on Purchases
     (as a percentage
     of offering price)                                                None             None              None

  Maximum Contingent Deferred
     Sales Charge (Load)(16)                                             3%               1%              None
     (as a percentage of
     lesser of amount invested
     or redemption value)

Annual Fund Operating Expenses(17)
(expenses that are deducted from Fund assets)

  Management Fees                                                     0.53%            0.53%             0.53%
  Distribution and
  Service (12b-1) Fees(18)                                            1.00%            1.00%             0.25%
  Other Expenses                                                      0.32%            0.32%             0.32%
  Total Annual Fund
  Operating Expenses                                                  1.85%            1.85%             1.10%

Example: This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------
(16) The contingent deferred sales charge, which is imposed on redemption proceeds, declines 1% annually from 3% of the amount invested during the first calendar year to 0% after 4 years. For Class C shares, a 1% contingent deferred sales charge applies to the proceeds of redemption of Class C shares held less than 12 months.

(17) Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the change in management fees effective June 30, 1999; otherwise, expense ratios are based on the management fees and other Fund-level expenses of the Fund for the fiscal year ended March 31, 1999, and for Class C, the expenses attributable to the Class that are anticipated for the current year. Actual expenses may be greater or less than those shown.

(18) It is possible that long-term Class B and Class C shareholders of the Fund may bear 12b-1 distribution fees which are more than the maximum asset-based sales charge permitted under the rules of the National Association of Securities Dealers, Inc.

If shares are redeemed
  at end of period:               1 year     3 years       5 years     10 years
Class B shares                     $487          $680          $998       $2,164
Class C shares                     $287          $580            NA           NA
Class Y shares                     $112          $348            NA           NA

If shares are not redeemed
  at end of period:               1 year     3 years       5 years     10 years
Class B shares                     $187          $580          $998       $2,164
Class C shares                     $187          $580            NA           NA
Class Y shares                     $112          $348            NA           NA

Science and Technology Fund

Goal

Science and Technology Fund seeks long-term capital growth.

Principal Strategies

Science and Technology Fund seeks to achieve its goal by concentrating its investments primarily in science and technology equity securities of U.S. companies, primarily in common stock. Science and technology securities are securities of companies whose products, processes or services, in WRIMCO's opinion, are being or are expected to be significantly benefited by the use or commercial application of scientific or technological developments or discoveries. The Fund may invest in companies of any size. The Fund emphasizes growth potential in selecting stocks; that is, WRIMCO seeks companies in which earnings are likely to grow faster than the economy.

Principal Risks of Investing in the Fund

Because Science and Technology Fund owns different types of investments, a variety of factors can affect its investment performance, such as:

o the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the science and technology industries;

o rapid obsolescence of products or processes of companies in which the Fund invests;

o    governmental regulation in the science and technology industry;

o the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds;

o adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and

o    WRIMCO's skill in evaluating and selecting securities for the Fund.


Market risk for small to medium sized companies may be greater than that for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. As well, stock of smaller companies may experience volatile trading and price fluctuations.


As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest

Science and Technology Fund is designed for investors who seek long-term capital growth by investing in an actively managed Fund concentrating in science and technology securities. This Fund is not suitable for all investors. You should consider whether the Fund fits your investment objectives.

Performance


The chart and table below provide some indication of the risks of investing in Science and Technology Fund by showing the Fund's performance and by showing how the Fund's average annual return for the period shown compares with those of a broad measure of market performance.

o    The chart presents the total annual return for Class B.

o The chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class B shares. If the deferred sales charge were included, the returns would be less than those shown.

o The table shows Class B average annual return and compares it to the market indicators listed. No performance information is provided for Class C shares since this class had not commenced operations as of December 31, 1998.


o Both the chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the chart and table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

                                Chart of Returns
                              as of December 31 (%)

                   1998                                      44.03%


     In the period shown in the chart, the highest quarterly return was 28.22% (the fourth quarter of 1998) and the lowest quarterly return was -12.63% (the third quarter of 1998). The Class B return for the quarter ended June 30, 1999 was %.



                          Average Annual Total Returns
                           as of December 31, 1998 (%)

                                              1 Year        Life of Fund*
Class B Shares of Science
     and Technology Fund                       41.03%           29.42%
S&P 400 Index                                  33.85%           23.65%
Lipper Science and Technology
     Fund Universe Average                     53.01%           26.48%


The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goal of the Fund.

*The Fund commenced operations on July 31, 1997.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of Science and Technology Fund:


Shareholder Fees                                                    Class B          Class C           Class Y
(fees paid directly from                                            -------          -------           -------
your investment)
  Maximum Sales Charge(Load)
     Imposed on Purchases
     (as a percentage
     of offering price)                                                None             None              None

  Maximum Contingent Deferred
     Sales Charge (Load)(19)                                             3%               1%              None
     (as a percentage of
     lesser of amount invested
     or redemption value)

Annual Fund Operating Expenses(20)
(expenses that are deducted from Fund assets)

  Management Fees                                                     0.85%            0.85%             0.85%
  Distribution and
  Service (12b-1) Fees(21)                                            1.00%            1.00%             0.25%
  Other Expenses                                                      0.87%            0.87%             0.48%
  Total Annual Fund
     Operating Expenses                                               2.72%            2.72%             1.58%

Example: This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------
(19) The contingent deferred sales charge, which is imposed on redemption proceeds, declines 1% annually from 3% of the amount invested during the first calendar year to 0% after 4 years. For Class C shares, a 1% contingent deferred sales charge applies to the proceeds of redemption of Class C shares held less than 12 months.

(20) Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the change in management fees effective June 30, 1999; otherwise, expense ratios are based on the management fees and other Fund-level expenses of the Fund for the fiscal year ended March 31, 1999, and for Class C, the expenses attributable to the Class that are anticipated for the current year. Actual expenses may be greater or less than those shown.

(21) It is possible that long-term Class B and Class C shareholders of the Fund may bear 12b-1 distribution fees which are more than the maximum asset-based sales charge permitted under the rules of the National Association of Securities Dealers, Inc.

If shares are redeemed
  at end of period:                 1 year    3 years      5 years     10 years
Class B shares                       $575         $944       $1,440       $3,051
Class C shares                       $375         $844           NA           NA
Class Y shares                       $160         $498           NA           NA

If shares are not redeemed
  at end of period:                 1 year    3 years      5 years     10 years
Class B shares                       $275         $844       $1,440       $3,051
Class C shares                       $275         $844           NA           NA
Class Y shares                       $160         $498           NA           NA

Total Return Fund

Goal

Total Return Fund seeks to provide current income while seeking capital growth.

Principal Strategies

Total Return Fund seeks to achieve its goal by investing primarily in common stocks of U.S. companies with dominant market positions in their industries and that have a record of paying regular dividends on common stock or have the potential for capital appreciation. When WRIMCO believes that stocks with high yields are less attractive than other common stocks, the Fund may hold lower-yielding or non-dividend-paying common stocks because of their prospects for capital appreciation. At other times, such as when the economy no longer presents a favorable environment for the common stocks of large U.S. companies, the Fund may seek to achieve its goal by investing in investment grade debt securities when WRIMCO believes the return on these securities is attractive relative to the return on common stocks. The Fund may invest in companies of any size.

Principal Risks of Investing in the Fund

Because Total Return Fund owns different types of investments, a variety of factors can affect its investment performance, such as:

o adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline;

o the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds;

o an increase in interest rates, which may cause the value of the Fund's fixed-income securities to decline; and

o    WRIMCO's skill in evaluating and selecting securities for the Fund.


Market risk for small or medium sized companies may be greater than that for large companies. Stock of smaller companies, as well as stock of companies with high-growth expectations reflected in their stock price, may experience volatile trading and price fluctuations.


As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest

Total Return Fund is designed for investors who seek dividend income with potential for capital growth. You should consider whether the Fund fits your investment objectives.

Performance

The chart and table below provide some indication of the risks of investing in Total Return Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the periods shown compare with those of a broad measure of market performance.

o The chart presents the total annual returns for Class B and shows how performance has varied from year to year over the life of the Fund.

o The chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class B shares. If the deferred sales charge were included, the returns would be less than those shown.


o The table shows Class B and Class Y average annual returns and compares them to the market indicators listed. No performance information is provided for Class C shares since this class had not commenced operations as of December 31, 1998.


o Both the chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the chart and table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

                          Chart of Year-by-Year Returns
                         as of December 31 each year (%)

                 1993                              14.03%
                 1994                              -2.07%
                 1995                              29.65%
                 1996                              18.12%
                 1997                              24.61%
                 1998                              20.73%


     In the period shown in the chart, the highest quarterly return was 17.05% (the second quarter of 1997) and the lowest quarterly return was -7.12% (the third quarter of 1998). The Class B return for the quarter ended June 30, 1999 was 0.____%.

                          Average Annual Total Returns
                           as of December 31, 1998 (%)

                                                                                Life of Class
                                       1 Year            5 Years         Class B*          Class Y**
                                       -------------------------------------------------------------
Class B Shares of Total
     Return Fund                        17.73%            17.68%           17.40%
S&P 500 Index                           28.70%            24.08%           21.63%            28.30%
Lipper Growth and Income
     Fund Universe Average              15.78%            18.38%           17.50%            21.30%
Class Y Shares of Total
     Return Fund                        20.73%                                               41.90%
S&P 500 Index                           28.70%            24.08%           21.63%            28.30%
Lipper Growth and Income
     Fund Universe Average              15.78%            18.38%           17.50%            21.30%

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goal of the Fund.


  *The Fund commenced operations on September 21, 1992, with a single class of shares that was subsequently designated Class B shares. Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of all the indexes are not available, the index performance is from September 30, 1992.

**Since December 29, 1995, the date on which Class Y commenced operations.
    Because the Class commenced operations on a date other than at the end of a month, and partial month calculations of the performance of all the indexes are not available, the index performance is from December 31, 1995.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of Total Return Fund:


Shareholder Fees                                                    Class B          Class C           Class Y
(fees paid directly from                                            -------          -------           -------
your investment)
  Maximum Sales Charge(Load)
     Imposed on Purchases
     (as a percentage
     of offering price)                                                None             None              None

  Maximum Contingent Deferred
     Sales Charge (Load)(22)                                             3%               1%             None
     (as a percentage of
     lesser of amount invested
     or redemption value)

Annual Fund Operating Expenses(23)
(expenses that are deducted from Fund assets)

  Management Fees                                                     0.70%            0.70%             0.70%
  Distribution and
  Service (12b-1) Fees(24)                                            1.00%            1.00%             0.25%
  Other Expenses                                                      0.22%            0.22%             0.19%
  Total Annual Fund
     Operating Expenses                                               1.92%            1.92%             1.14%

Example: This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------
(22) The contingent deferred sales charge, which is imposed on redemption proceeds, declines 1% annually from 3% of the amount invested during the first calendar year to 0% after 4 years. For Class C shares, a 1% contingent deferred sales charge applies to the proceeds of redemption of Class C shares held less than 12 months.

(23) Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the change in management fees effective June 30, 1999; otherwise, expense ratios are based on the management fees and other Fund-level expenses of the Fund for the fiscal year ended March 31, 1999, and for Class C, the expenses attributable to the Class that are anticipated for the current year. Actual expenses may be greater or less than those shown.

(24) It is possible that long-term Class B and Class C shareholders of the Fund may bear 12b-1 distribution fees which are more than the maximum asset-based sales charge permitted under the rules of the National Association of Securities Dealers, Inc.

If shares are redeemed
  at end of period:               1 year    3 years      5 years     10 years
Class B shares                     $495         $703       $1,037       $2,243
Class C shares                     $295         $603           NA           NA
Class Y shares                     $116         $362         $628       $1,386

If shares are not redeemed
  at end of period:               1 year    3 years      5 years     10 years
Class B shares                     $195         $603       $1,037       $2,243
Class C shares                     $195         $603           NA           NA
Class Y shares                     $116         $362         $628       $1,386

The Investment Principles of the Funds

Investment Goals, Principal Strategies and Other Investments

Asset Strategy Fund

The goal of Asset Strategy Fund is high total return over the long term. The Fund seeks to achieve its goal by allocating its assets among a diversified portfolio of stocks, bonds, and short-term instruments. There is no guarantee that the Fund will achieve its goal.

Allocating assets among different types of investments allows the Fund to take advantage of opportunities wherever they may occur, but also subjects the Fund to the risks of a given investment type. Stock values generally fluctuate in response to the activities of individual companies and general market and economic conditions. The values of bonds and short-term instruments generally fluctuate based on changes in interest rates and in the credit quality of the issuer.

WRIMCO regularly reviews the Fund's allocation of assets and makes changes to favor investments that it believes provide the best opportunity to achieve the Fund's goal. Although WRIMCO uses its expertise and resources in choosing investments and in allocating assets, WRIMCO's decisions may not always be beneficial to the Fund.

The Fund allocates its assets among the following classes, or types, of investments.

o The stock class includes equity securities of all types (including preferred stock), although WRIMCO typically emphasizes a blend of value and growth potential in selecting stocks. Value stocks are those that WRIMCO believes are currently selling below their true worth. Growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy.

o The bond class includes all varieties of fixed-income instruments, such as corporate or U.S. Government debt securities, with maturities of more than three years (including adjustable rate preferred stocks). This asset class may include a significant amount of junk bonds which are rated BB and below by S&P and Ba and below by MIS, up to 35% of the Fund's total assets.

o The short-term class includes all types of short-term instruments with remaining maturities of three years or less, including high-quality money market instruments.

o Within each of these classes, the Fund may invest in both domestic and foreign securities.

The mix of assets in the Fund will change from time to time depending on WRIMCO's assessment of the market for each asset class in general. The allowable range and approximate percentage of the mix for each asset class are listed below. Some types of investments, such as indexed securities, can fall into more than one asset class.

Mix               Range
---------         ------
Stock
class             0-100%
70%
Bond
class             0-100%
25%
Short-term
class             0-100%
5%

WRIMCO tries to balance the Fund's investment risks against potentially higher total returns by reducing the stock class allocation during stock market down cycles and increasing the stock class allocation during periods of strongly positive market performance. Typically, WRIMCO makes asset shifts among classes gradually over time. WRIMCO considers various factors when it decides to sell a security, such as an individual security's performance and/or if it is an appropriate time to vary the Fund's mix.

As a defensive measure, the Fund may increase its holdings in the bond or short-term classes when WRIMCO believes that there is a potential bear market, prolonged downturn in stock prices or significant loss in stock value. WRIMCO may also, as a temporary defensive measure, invest up to all of the Fund's assets in:

o money market instruments rated A-1 by S&P or Prime 1 by MIS, or unrated securities judged by WRIMCO to be of equivalent quality; or

o    precious metals.

Although WRIMCO may seek to preserve appreciation in the Fund by taking a defensive position, doing so may reduce the potential for further appreciation.

Growth Fund

The primary goal of Growth Fund is capital appreciation. The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks. To a lesser degree, the Fund may invest in securities convertible into common stocks, of U.S. and foreign companies. Generally, the Fund may invest in a wide range of marketable securities that, in WRIMCO's opinion, offer the potential for growth. There is no guarantee that the Fund will achieve its goal.

In selecting companies, WRIMCO may look at a number of factors relating to a company, such as:

o    aggressive or creative management;

o    technological or specialized expertise

o    new or unique products or services;

o    entry into new or emerging industries; and

o    special situations arising out of government priorities or programs.


In determining whether to sell a security, WRIMCO will use the same type of analysis that it uses in buying securities in order to determine whether the security continues to offer significant growth potential. If it does not, WRIMCO is likely to sell it. As well, WRIMCO may wish to take advantage of more attractive investment opportunities.


The Fund may also invest, to a lesser degree, in foreign securities, which present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

When WRIMCO believes that a temporary defensive position is desirable, WRIMCO may take certain steps with respect to up to all of the Fund's assets, including any one or more of the following:

o hold cash, commercial paper, certificates of deposit or other short-term investments;

o invest in debt securities (including commercial paper or short-term U.S. Government securities); or

o    invest in convertible preferred stock.

Taking a defensive position may reduce the potential for appreciation in the Fund's portfolio.

High Income Fund

The primary goal of High Income Fund is to earn a high level of current income. As a secondary goal, the Fund seeks capital growth when consistent with its primary goal. The Fund seeks to achieve these goals by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities, the risks of which are, in the judgment of WRIMCO, consistent with the Fund's goals. There is no guarantee that the Fund will achieve its goals.

The Fund primarily owns debt securities; however, it may also own preferred stock, common stock and convertible securities. In general, the high income that the Fund seeks is paid by debt securities rated in the lower rating categories of the established rating services or unrated securities that are determined by WRIMCO to be of comparable quality; these are securities rated BBB or lower by S&P, or Baa or lower by MIS and unrated securities. Lower-quality debt securities, which include "junk bonds", are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.

The Fund will normally invest at least 80% of its total assets to seek a high level of current income. The Fund limits its acquisition of common stock so that no more than 20% of its total assets will consist of common stock and no more than 10% of its total assets will consist of non-dividend-paying common stock.

WRIMCO may look at a number of factors in selecting securities for the Fund. These include an issuer's past, current and estimated future:

o    financial strength;

o    cash flow;

o    management;

o    borrowing requirements; and

o    responsiveness to changes in interest rates and business conditions.

In determining whether to sell a debt security, WRIMCO will use the same type of analysis that it uses in buying debt securities. For example, WRIMCO may sell a holding if the issuer's financial strength declines to an unacceptable level or management of the company weakens. As well, WRIMCO may choose to sell an equity security if the issuer's growth potential has diminished.

The Fund may invest an unlimited amount of assets in foreign securities. At this time, however, the Fund intends to invest in foreign securities to a limited extent.

When WRIMCO believes that a temporary defensive position is desirable, WRIMCO may take any one or more of the following steps with respect to up to all of the assets in the Fund:

o    shorten the average maturity of the Fund's debt holdings;

o hold cash or cash equivalents (short-term investments, such as commercial paper and certificates of deposit); and

o    emphasize high-grade debt securities.

Taking a defensive position may reduce the yield on the Fund's portfolio. As an alternative to taking a temporary defensive position, or in order to more quickly participate in anticipated market changes or market conditions, the Fund may invest in options and futures contracts.

International Growth Fund

The primary goal of the International Growth Fund is long-term capital appreciation, with current income as a secondary goal. The Fund seeks to achieve these goals by investing primarily in a diversified portfolio of common stocks, preferred stocks and debt securities, mostly of investment grade, of foreign issuers. There is no guarantee that the Fund will achieve its goals.

Under normal conditions, the Fund invests at least 80% of its total assets in foreign securities and at least 65% of its total assets in issuers of at least three foreign countries. The Fund generally limits its holdings so that no more than 75% of its total assets are invested in issuers of a single foreign country and no more than 25% of its assets are invested in securities issued by the government of a foreign country.

WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include the issuer's:

o    growth potential;

o    earnings potential;

o    management;

o    industry position; and

o    applicable economic and market conditions.

In determining whether to sell a stock, WRIMCO will use the same type of analysis that it uses in buying stocks in order to determine whether the security no longer offers significant growth potential. As well, WRIMCO may wish to take advantage of more attractive investment opportunities.


When WRIMCO believes that a temporary defensive position is desirable, WRIMCO may take certain steps with respect to up to all of the Fund's assets in debt securities (including commercial paper or short-term U.S. Government securities) or preferred stocks, or both, and may also invest up to all of the Fund's assets in U.S. securities. Taking a defensive position may reduce the potential for appreciation in the Fund's portfolio.


Limited-Term Bond Fund

The goal of Limited-Term Bond Fund is to provide a high level of current income consistent with preservation of capital. The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of investment-grade, intermediate-term debt securities of U.S. issuers, including U.S. Government securities, (securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities), collateralized mortgage obligations and other asset-backed securities. The Fund will invest 65% of its total assets in bonds. There is no guarantee that the Fund will achieve its goal.

The maturity of an asset-backed security is the estimated average life of the security, based on certain prescribed models or formulas used by WRIMCO. The maturity of other types of debt securities is the earlier of the call date or the maturity date, as appropriate. The Fund may also own common stocks and convertible securities, including convertible preferred stock in certain circumstances.

WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include:

o    the security's current coupon;

o    the maturity of the security;

o    the relative value of the security;

o the creditworthiness of the particular issuer (if not backed by the full faith and credit of the U.S. Treasury); and

o the structure of the security, such as whether it has a put or a call feature.

WRIMCO will base its decision to sell a security on several factors, including:

o    if the security continues to meet WRIMCO's selection criteria; and/or

o    the availability of more attractive investment opportunities.

When WRIMCO believes that a temporary defensive position is desirable, WRIMCO may take certain steps with respect to up to all of the Fund's assets, including any one or more of the following:

o    shorten the average maturity of the Fund's portfolio;

o    hold short-term investments, cash or cash equivalents;

o emphasize debt securities of a higher quality than those the Fund would ordinarily hold; or

o    invest in convertible preferred stock.

Taking a defensive position may reduce the Fund's yield.

Municipal Bond Fund

The goal of Municipal Bond Fund is to provide income that is not subject to Federal income tax. The Fund seeks to achieve this goal by investing principally in a diversified portfolio of municipal bonds. There is no guarantee that the Fund will achieve its goal.

As used in this Prospectus, "municipal bonds" mean obligations the interest on which is not includable in gross income for Federal income tax purposes. The Fund anticipates that not more than 40% of the dividends it will pay to shareholders will be treated as a tax preference item for AMT purposes. The Fund and WRIMCO rely on the opinion of bond counsel for the issuer in determining whether obligations are municipal bonds.

Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main types of municipal bonds are general obligation bonds and revenue bonds. For general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or a special tax or other revenue source. IDBs are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. Other municipal obligations include lease obligations of municipal authorities or entities and participations in these obligations.

At least 80% of the Fund's net assets will be invested during normal market conditions in municipal bonds of investment grade, which means that the bonds are either:

o    rated at least BBB by S&P, or Baa by MIS; or

o    if unrated, are determined by WRIMCO to be of comparable quality.

The Fund may invest up to 10% of its total assets in taxable debt securities other than municipal bonds. These must be either:

o    U.S. Government securities;

o    obligations of domestic banks and certain savings and loan associations;

o    commercial paper rated at least A by S&P or MIS; and/or

o    any of the foregoing obligations subject to repurchase agreements.

WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include:

o    the security's current coupon;

o    the maturity of the security;

o    the relative value of the security;

o the creditworthiness of the particular issuer (if not backed by the full faith and credit of the U.S. Treasury); and


o the structure of the security (such as whether it has a put or a call feature).


In determining whether to sell a security, WRIMCO will use the same type of analysis that is used in buying securities in order to determine whether the security continues to be a desired investment for the Fund. As well, WRIMCO may determine that more attractive investment opportunities are available.

When WRIMCO believes that a temporary defensive position is desirable, WRIMCO may take certain steps with respect to up to all of the Fund's assets, including any one or more of the following:

o    shorten the average maturity of the Fund's portfolio;

o    hold taxable obligations, subject to the limitations stated above; or

o emphasize debt securities of a higher quality than those the Fund would ordinarily hold.

Taking a defensive position may reduce the Fund's yield.

Science and Technology Fund

The goal of Science and Technology Fund is long-term capital growth. The Fund seeks to achieve this goal by investing primarily in a diversified portfolio of science and technology securities. Science and technology securities are securities of companies whose products, processes or services, in WRIMCO's opinion, are being or are expected to be significantly benefited by the use or commercial application of scientific or technological discoveries. There is no guarantee that the Fund will achieve its goal.

The Fund invests in such areas as:

o    aerospace and defense electronics;

o    biotechnology;

o    business machines;

o    cable and broadband access;

o    communications and electronic equipment;

o    computer software and services;

o    computer systems;

o    electronics;

o    electronic media;

o    internet and internet-related services;

o    medical devices and drugs;

o    medical and hospital supplies and services; and

o    office equipment and supplies.

The Fund primarily owns common stock; however, it may invest in preferred stock, debt securities and convertible securities to a lesser extent. WRIMCO typically emphasizes growth potential in selecting stocks. A stock has growth potential if, in WRIMCO's opinion, the earnings of the company are likely to grow faster than the economy.

In determining whether to sell a stock, WRIMCO will use the same type of analysis that is used in buying stocks in order to determine whether the stock continues to offer growth potential. If it does not, WRIMCO is likely to sell it. As well, WRIMCO may determine more attractive investment opportunities are available.


The Fund may invest a limited amount of its assets in foreign securities. Investments in foreign securities present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.


Under normal economic and market conditions, the Fund will not invest more than 20% of its total assets in securities other than science or technology securities. When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in U.S. Government securities or other debt securities, mostly of investment grade. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.


Total Return Fund

The goal of Total Return Fund is to provide current income while seeking capital growth. The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks, or securities convertible into common stocks, of U.S. companies that have a record of paying regular dividends on common stock or have the potential for capital appreciation. There is no guarantee that the Fund will achieve its goal.

WRIMCO attempts to select securities with income and growth possibilities by looking at many factors including the company's:

o    dividend payment history;

o    profitability record;

o    history of improving sales and profits;

o    management;

o    leadership position in its industry; and

o    stock price value.

In determining whether to sell either an equity security or a debt security, WRIMCO uses the same analysis used in order to determine if the equity security offers opportunities for capital appreciation or if the debt security continues to provide adequate income. As well, WRIMCO may determine more attractive investment opportunities exist.

The Fund may invest a limited amount of its assets in foreign securities. Investments in foreign securities present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

When WRIMCO believes that a temporary defensive position is desirable, WRIMCO may take certain steps with respect to up to all of the Fund's assets, including any one or more of the following:

o hold cash, commercial paper, certificates of deposit or other short-term investments;

o invest in debt securities (including commercial paper or short-term U.S. Government securities); or

o    invest in convertible preferred stock.

Taking a defensive position may reduce the Fund's yield as well as the potential for appreciation of the Fund's portfolio.


All Funds

Each Fund may also invest in and use certain other types of instruments in seeking to achieve its goals. For example, each Fund is permitted to invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. At this time, each Fund has limited exposure to derivative investments. You will find more information in the Statement of Additional Information ("SAI") about each Fund's permitted investments and strategies, as well as the restrictions that apply to them.

Risk Considerations of Principal Strategies and Other Investments

Risks exist in any investment. Each Fund is subject to market risk, financial risk, and, in some cases, prepayment risk.

o Market risk is the possibility of a change in the price of the security because of market factors including changes in interest rates. Bonds with longer maturities are more interest-rate sensitive. For example, if interest rates increase, the value of a bond with a longer maturity is more likely to decrease. Because of market risk, the share price of each Fund will likely change as well.

o Financial risk is based on the financial situation of the issuer of the security. To the extent a Fund invests in debt securities, the Fund's financial risk depends on the credit quality of the underlying securities in which it invests. For an equity investment, a Fund's financial risk may depend, for example, on the earnings performance of the company issuing the stock.

o Prepayment risk is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid before its expected maturity date.

Because each Fund owns different types of investments, its performance will be affected by a variety of factors. The value of a Fund's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news. Performance will also depend on WRIMCO's skill in selecting investments and, with respect to Asset Strategy Fund, on WRIMCO's skill in allocating assets.

Asset Strategy Fund and Science and Technology Fund may each actively trade securities in seeking to achieve its goals. Doing so may increase transaction costs (which may reduce performance) and increase distributions paid by the Fund, which may increase your taxable income.

Certain types of each Fund's authorized investments and strategies (such as foreign securities, "junk bonds" and derivative instruments) involve special risks. Depending on how much a Fund invests or uses these strategies, these special risks may become significant. For example, foreign investments may subject a Fund to restrictions on receiving the investment proceeds from a foreign country, foreign taxes, and potential difficulties in enforcing contractual obligations, as well as fluctuations in foreign currency values and other developments that may adversely affect a foreign country. Junk bonds pose a greater risk of nonpayment of interest or principal than higher-rated bonds. Derivative instruments may expose a Fund to greater volatility than an investment in a more traditional stock, bond or other security.


Year 2000 and Euro Issues

Like other mutual funds, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by WRIMCO and the Funds' other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. WRIMCO is taking steps that it believes are reasonably designed to address year 2000 computer-related problems with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Funds' other, major service providers. Although there can be no assurances, WRIMCO believes these steps will be sufficient to avoid any adverse impact on the Funds. Similarly, the companies and other issuers in which the Funds invest could be adversely affected by year 2000 computer-related problems. The risk may be greater for issuers in certain foreign countries, especially developing countries, than for U.S. issuers. There can be no assurance that the steps taken, if any, by issuers in which a Fund invests will be sufficient to avoid any adverse impact on the Fund.

Also, certain of the Funds could be adversely affected by the conversion of certain European currencies into the Euro. This conversion, which is underway, is scheduled to be completed in 2002. However, problems with the conversion process and delays could increase volatility in world capital markets and affect European capital markets in particular.

Your Account


Choosing a Share Class


This Prospectus offers three classes of shares for the Fund: Class B, Class C and Class Y. Each class has its own sales charge, if any, and expense structure. The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. You may want to consider Class B shares if investing for at least seven years or Class C shares if investing for less than seven years. Class Y shares are designed for institutional investors and others investing through certain intermediaries, as described below. Since your objectives may change over time, you may want to consider another class when you buy additional Fund shares. All of your future investments in the Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make the future investment.

                   General comparison of Class B and C shares

Class B                               Class C
o   No initial sales charge           o   No initial sales charge

o   Deferred sales charge on shares   o   A 1% deferred sales charge on
    you sell within three years           shares you sell within one year

o   Distribution and service (12b-1)  o   Distribution and service
    fees of 1.00%                         (12b-1) fees of 1.00%

The Corporation has adopted a Distribution and Service Plan ("Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("Rule 12b-1") for each of its Class B, C and Y shares. Under the Class B Plan and the Class C Plan, each Fund may pay Waddell & Reed, Inc. (the "Distributor") a fee of up to 0.75%, on an annual basis, of the average daily net assets of the shares of the class to compensate the Distributor for distributing the shares of that class and a fee of up to 0.25%, on an annual basis, of the average daily net assets of the shares of that class to compensate the Distributor for providing personal services to shareholders of that class and/or maintaining shareholder accounts for that class. No payment of the distribution fee will be made, and no deferred sales charge will be paid, to the Distributor by any Fund if, and to the extent that, the aggregate of the distribution fees paid by the Fund and the deferred sales charges received by the Distributor with respect to the Fund's Class B or Class C shares would exceed the maximum amount of such charges that the Distributor is permitted to receive under NASD rules as then in effect.

Under the Class Y Plan, each Fund may pay the Distributor a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Fund's Class Y shares to compensate the Distributor for distributing the Class Y shares of that Fund, providing personal services to Class Y shareholders and/or maintaining Class Y shareholder accounts.

Because the Plan fees are paid out of the assets of the applicable class on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class B shares are not subject to an initial sales charge when you buy them. However, you may pay a contingent deferred sales charge ("CDSC") if you sell your Class B shares within three years of their purchase, based on the table below. Class B shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and distribution fee of up to 0.75% of average net assets.

The Fund will redeem your Class B shares at their NAV next calculated after receipt of a written request for redemption in good order, subject to the CDSC stated below.

                                                   Deferred
Date of                                            Sales
Redemption                                         Charge
----------                                         ------

anytime during the calendar
year of investment and the
first full calendar year
after the calendar year of
investment                                           3%

second full calendar year                            2%

third full calendar year                             1%

after third full calendar year                       0%

The CDSC will be applied to the total amount invested during a calendar year to acquire Class B shares or the value of the Class B shares redeemed, whichever is less. All Class B investments made during a calendar year are deemed a single investment during that calendar year for purposes of calculating the CDSC.

Contingent Deferred Sales Charge. A CDSC may be assessed against your redemption amount and paid to the Distributor, as further described below. The purpose of the CDSC is to compensate the Distributor for the costs incurred by it in connection with the sale of the Fund's Class B and Class C shares. The CDSC will not be imposed on Class B shares representing payment of dividends or distributions or on amounts which represent an increase in the value of a shareholder's account resulting from capital appreciation above the amount paid for Class B shares purchased during the CDSC period.

To keep your CDSC as low as possible, each time you place a request to sell shares the Fund will first redeem any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, the Fund will next redeem your Class B shares in the order they were purchased.

Unless instructed otherwise, the Fund, when requested to redeem a specific dollar amount, will redeem additional Class B or Class C shares equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of $1,027, absent different instructions.

The CDSC will not apply in the following circumstances:

o redemptions of Class B shares requested within one year of the shareholder's death or disability, provided the Fund is notified of the death or disability at the time of the request and furnished proof of such event satisfactory to the Distributor.

o redemptions of Class B shares made to satisfy required minimum distributions after age 70 1/2 from a qualified retirement plan, a required minimum distribution from an individual retirement account, Keogh plan or custodial account under section 403(b)(7) of the Internal Revenue Code of 1986, as amended, or a tax-free return of an excess contribution, or that otherwise results from the death or disability of the employee, as well as in connection with redemptions by any tax-exempt employee benefit plan for which, as a result of a subsequent law or legislation, the continuation of its investment would be improper.

o redemptions of Class B shares purchased by current or retired directors of the Fund, or current or retired officers or employees of the Fund, WRIMCO, the Distributor or their affiliated companies, registered representatives of Waddell & Reed, Inc., and by the members of immediate families of such persons.

o redemptions of Class B shares made pursuant to a shareholder's participation in any systematic withdrawal plan adopted for a

     Fund. (The Plan and this exclusion from the CDSC do not apply to a one-time withdrawal.)

o redemptions the proceeds of which are reinvested in Class B shares of the Fund within thirty days after such redemption.

o    the exercise of certain exchange privileges.

o on redemptions effected pursuant to the Fund's right to liquidate a shareholder's Class B shares if the aggregate NAV of those shares is less than $500.

o redemptions effected by another registered investment company by virtue of a merger or other reorganization with the Fund or by a former shareholder of such investment company of Class B shares of the Fund acquired pursuant to such reorganization.

These exceptions may be modified or eliminated by the Fund at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Fund's right to liquidate a shareholder's shares, which requires certain notices.

Class C shares are not subject to a sales charge when you buy them, but if you sell your Class C shares within 12 months of buying them, you will pay a 1% CDSC. Class C shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and an annual distribution fee of up to 0.75% of average net assets.

Class Y shares are not subject to a sales charge. Class Y shares pay an annual 12b-1 distribution and/or service fee of up to 0.25% of average net assets.

Class Y shares are only available for purchase by:

o    participants of employee benefit plans established under section 403(b) or section 457, or qualified under section 401, including 401(k) plans, of the Code , when the plan has 100 or more eligible employees and holds the shares in an omnibus account on the Fund's records;

o banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers where such investments for customer accounts are held in an omnibus account on the Fund's records;

o government entities or authorities and corporations whose investment within the first twelve months after initial investment is $10 million or more; and

o certain retirement plans and trusts for employees and financial advisors of Waddell & Reed, Inc. and its affiliates.

The different ways to set up (register) your account are listed below.


Ways to Set Up Your Account
--------------------------------------------------------------------------------

Individual or Joint Tenants

For your general investment needs

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

--------------------------------------------------------------------------------

Business or Organization

For investment needs of corporations, associations, partnerships, institutions or other groups

--------------------------------------------------------------------------------

Retirement

To shelter your retirement savings from taxes


Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts (other than Roth IRAs and Education IRAs) may be tax-deductible.


o Individual Retirement Accounts (IRAs) allow an individual under 70 1/2, with earned income, to invest up to $2,000 per tax year. The maximum annual contribution for an investor and his or her spouse is $4,000 ($2,000 per spouse) or, if less, the couple's combined earned income for the taxable year.

o Rollover IRAs retain special tax advantages for certain distributions from employer-sponsored retirement plans.

o Roth IRAs allow certain individuals to make non-deductible contributions up to $2,000 per year. Withdrawals of earnings may be tax-free if the account is at least five years old and certain other requirements are met.

o Education IRAs are established for the benefit of a minor, with non-deductible contributions, and permit tax-free withdrawals to pay the higher education expenses of the beneficiary.

o Simplified Employee Pension Plans (SEP - IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh Plan, but with fewer administrative requirements.

o Savings Incentive Match Plans for Employees (SIMPLE Plans) can be established by small employers to contribute to their employees' retirement accounts and involve fewer administrative requirements than 401(k) or other qualified plans generally.

o Keogh Plans allow self-employed individuals to make tax-deductible contributions for themselves up to 25% of their annual earned income, with a maximum of $30,000 per year.

o 401(k) Programs allow employees of corporations and non-governmental tax-exempt organizations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the administrator or trustee of the plan.

o 403(b) Custodial Accounts are available to employees of public school systems or certain types of charitable organizations.

o 457 Accounts allow employees of state and local governments and certain charitable organizations to contribute a portion of their compensation on a tax-deferred basis.

--------------------------------------------------------------------------------

Gifts or Transfers to a Minor

To invest for a child's education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child free of Federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act ("UGMA") or the Uniform Transfers to Minors Act ("UTMA").

--------------------------------------------------------------------------------

Trust

For money being invested by a trust

The trust must be established before an account can be opened, or you may use a trust form made available by Waddell & Reed. Contact your Waddell & Reed financial advisor for the form.

--------------------------------------------------------------------------------


Buying Shares

You may buy shares of each of the Funds through Waddell & Reed, Inc. and its financial advisors. To open your account you must complete and sign an application. Your Waddell & Reed financial advisor can help you with any questions you might have.


To purchase any class of shares by check, make your check payable to Waddell & Reed, Inc. Mail the check, along with your completed application, to Waddell & Reed, Inc., P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.


To purchase Class Y shares by wire, you must first obtain an account number by calling 1-800-366-5465, then mail a completed application to Waddell & Reed, Inc., P.O. Box 29217, Shawnee Mission, Kansas 66201-9217, or fax it to 913-236-5044. Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, W&R Underwriter Account Number 0007978, FBO Customer Name and Account Number.

You may also buy Class Y shares of the Fund indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements to buy Class Y shares.

The price to buy a share of a particular class of a Fund, called the NAV of that class, is calculated every business day. The Funds' shares are sold without a sales charge.

In the calculation of a Fund's NAV:

o The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market prices.

o Bonds are generally valued according to prices quoted by an independent pricing service.

o Short-term debt securities are valued at amortized cost, which approximates market value.

o Other investment assets for which market prices are unavailable are valued at their fair value by or at the direction of the Board of Directors.

The Funds are open for business each day the New York Stock Exchange (the "NYSE") is open. Each Fund normally calculates its NAV as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by the Fund may be priced at the close of the regular session of any other securities or commodities exchange on which that instrument is traded.

     Certain of the Funds may invest in securities listed on foreign exchanges which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of such Fund shares may be significantly affected on days when the Fund does not price its shares and when you are not able to purchase or redeem the Fund's shares.

Similarly, if an event materially affecting the value of foreign investments or foreign currency exchange rates occurs prior to the close of business of the NYSE but after the time their values are otherwise determined, such investments or exchange rates may be valued at their fair value as determined in good faith by or under the direction of the Board of Directors.

     When you place an order to buy shares, your order will be processed at the next NAV calculated after your order is received and accepted. Note the following:

o    Orders are accepted only at the home office of Waddell & Reed, Inc.

o    All of your purchases must be made in U.S. dollars.

o If you buy shares by check, and then sell those shares by any method other than by exchange to another Fund, the payment may be delayed for up to ten days to ensure that your previous investment has cleared.

o If you purchase Class Y shares of a Fund from certain broker-dealers, banks or other authorized third parties, the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order. Your order will receive the Class Y offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). You should consult that firm to determine the time by which it must receive your order for you to purchase shares of the Fund at that day's price.

When you sign your account application, you will be asked to certify that your Social Security or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

Waddell & Reed, Inc. reserves the right to reject any purchase orders, including purchases by exchange, and it and the Corporation reserve the right to discontinue offering shares of the Funds for purchase.


Minimum Investments


For Class B and Class C:


To Open an Account           $1,000

For certain exchanges              $100

For certain retirement accounts and accounts opened through Automatic Investment
Service         $50

For certain retirement accounts and accounts opened through payroll deductions
for or by employees of WRIMCO, Waddell & Reed, Inc. and their affiliates     $25

To Add to an Account

For certain exchanges              $100

For Automatic Investment Service    $25

For Class Y:

To Open an Account

For a government entity or authority or for a corporation:  $10 million
              (within
              first
              twelve
              months)

For other
investors:    Any amount

To Add to An Account    Any amount

The minimum investment required to open an account may be waived or reduced for purchases by employees of Waddell & Reed, Inc. or its affiliates, certain pension and retirement plan accounts and participants in automatic investment plans.


Adding to Your Account

Subject to the minimums described under "Minimum Investments," you can make additional investments of any amount at any time.

To add to your account, make your check payable to Waddell & Reed, Inc. Mail the check along with:

o the detachable form that accompanies the confirmation of a prior purchase or your year-to-date statement; or


o a letter stating your account number, the account registration, and the class of shares that you wish to purchase.


Mail to Waddell & Reed, Inc. at:

                              Waddell & Reed, Inc.
                                 P. O. Box 29217
                       Shawnee Mission, Kansas 66201-9217

To add to your Class Y account by wire: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, W&R Underwriter Account Number 0007978, FBO Customer Name and Account Number.

If you purchase Class Y shares from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.


Selling Shares

You can arrange to take money out of your account at any time by selling (redeeming) some or all of your shares.


The Corporation will redeem your shares at their NAV next calculated after receipt of a written request for redemption in good order by Waddell & Reed, Inc. at its home office and, for Class B and Class C shares, subject to the CDSC discussed above.


To sell shares by written request: Complete an Account Service Request form, available from your Waddell & Reed financial advisor, or write a letter of instruction with:

o    the name on the account registration;

o    the Fund's name;

o    the Fund account number;

o    the dollar amount or number, and the class, of shares to be redeemed; and

o    any other applicable requirements listed in the table below.

Deliver the form or your letter to your Waddell & Reed financial advisor, or mail it to:

                              Waddell & Reed, Inc.
                                 P. O. Box 29217
                       Shawnee Mission, Kansas 66201-9217

Unless otherwise instructed, Waddell & Reed will send a check to the address on the account.

To sell Class Y shares by telephone or fax: If you have elected this method in your application or by subsequent authorization, call 1-800-366-5465, or fax your request to 913-236-5044, and give your instructions to redeem Class Y shares and make payment by wire to your pre-designated bank account or by check to you at the address on the account.

When you place an order to sell shares, please note the following:

o If more than one person owns the shares, each owner must sign the written request.

o If you recently purchased the shares by check, the Corporation may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide to the Corporation telephone or written assurance, satisfactory to the Corporation, that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of 10 days or the date the Corporation is able to verify that your purchase check has cleared and been honored.


o Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission.

o Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities.

o If you purchased Class Y shares from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. The Fund will be deemed to have received your order to sell Class Y shares when that firm (or its designee) has received your order. Your order will receive the Class Y NAV next calculated after the order has been received in proper form by the authorized firm (or its designee). You should consult that firm to determine the time by which it must receive your order for you to sell Class Y shares at that day's price.

                     Special Requirements for Selling Shares

         Account Type                            Special Requirements

Individual or Joint Tenant      The written instructions must be signed by all
                                persons required to sign for transactions, exactly as their names appear on the account.

Sole Proprietorship             The written instructions must be signed by the
                                individual owner of the business.

UGMA, UTMA                      The custodian must sign the written
                                instructions indicating capacity as custodian.

Retirement Account              The written instructions must be signed by a
                                properly authorized person.

Trust The trustee must sign the written instructions indicating capacity as trustee. If the trustee's name is not in the account registration, provide a currently certified copy of the trust document.

Business or Organization        At least one person authorized by corporate
                                resolution to act on the account must sign the written instructions.

Conservator, Guardian or        The written instructions must be signed by the
Other Fiduciary                 person properly authorized by court order to
                                act in the particular fiduciary capacity.

The Corporation may require a signature guarantee in certain situations such as:

o    a redemption request made by a corporation, partnership or fiduciary;

o    a redemption request made by someone other than the owner of record; or

o    the check is made payable to someone other than the owner of record.

This requirement is intended to protect you and Waddell & Reed from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.


The Corporation reserves the right to redeem at NAV all shares of a Fund owned or held by you having an aggregate NAV of less than $500. The Corporation will give you notice of its intention to redeem your shares and a 60-day opportunity to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares of that Fund to $500. For Class B shares or Class C, these redemptions are not subject to the deferred sales charge. The Corporation will not apply its redemption right to individual retirement plan accounts, retirement accounts or accounts which have an aggregate NAV of less than $500 due to market forces.

You may reinvest in any one of the Funds all or part of the amount you redeemed by sending to the applicable Fund the amount you want to reinvest. If you reinvest in Class B or Class C shares within thirty days after the date of your redemption of Class B shares, or Class C shares, as applicable, the Distributor will, with your reinvestment, restore an amount equal to the deferred sales charge attributable to the amount reinvested by adding the deferred sales charge amount to your reinvestment. For purposes of determining future deferred sales charges, the reinvestment will be treated as a new investment. You may do this only once as to shares of the Corporation. This privilege may be eliminated or modified at any time without prior notice to shareholders.

Payments of principal and interest on loans made pursuant to Waddell & Reed's 401(k) prototype plan may be reinvested in shares of any of the Funds in which the plan may invest.



Telephone Transactions

The Fund and its agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Fund fails to do so, the Fund may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.


Shareholder Services

Waddell & Reed provides a variety of services to help you manage your account.

Personal Service

Your local Waddell & Reed financial advisor is available to provide personal service. Additionally, one toll-free call, 1-800-366-5465, connects you to a Customer Service Representative or TeleWaddell, our automated customer telephone service. During normal business hours, our Customer Service staff is available to answer your questions or update your account records. At almost any time of the day or night, you may access TeleWaddell from a touch-tone phone to:

o    obtain information about your accounts;

o    obtain price information about other funds in the United Group; or

o    request duplicate statements.


Reports

Statements and reports sent to you include the following:

o confirmation statements (after every purchase, other than those purchases made through Automatic Investment Service, and after every exchange, transfer or redemption)

o    year-to-date statements (quarterly)

o    annual and semiannual reports to shareholders (every six months)

To reduce expenses, only one copy of the most recent annual and semiannual reports will be mailed to your household, even if you have more than one account with the Funds. Call the telephone number listed above for Customer Service if you need copies of annual or semiannual reports or account information.

Exchanges


You may sell your Class B or Class C shares of any of the Funds and buy Class B shares or Class C shares, as applicable, of another Fund or Waddell & Reed Money Market B or C shares, as applicable, of United Cash Management, Inc., a fund in the United Group of Mutual Funds, without payment of a deferred sales charge. The time period with respect to the deferred sales charge will continue to run. You may sell your Class Y shares of any of the Funds and buy Class Y shares of another Fund or Class A shares of United Cash Management, Inc. Subject to certain conditions stated in the SAI, automatic monthly exchanges of Class A shares of United Cash Management, Inc. may be made into the Funds.


Exchanges may only be made into Funds which are legally permitted for sale in the state of residence of the investor. Note that exchanges out of the Funds may have tax consequences for you. Before exchanging into a Fund, read its prospectus.

The Fund reserves the right to terminate or modify these exchange privileges at any time, upon notice in certain instances.


Automatic Transactions for Class B and C Shareholders


Flexible Withdrawal Service lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account.

Regular Investment Plans allow you to transfer money into your Fund account, or between Fund accounts, automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your Waddell & Reed financial advisor for more information.

                            Regular Investment Plans

Automatic Investment Service


To move money from your bank account to an existing account with Waddell & Reed Funds, Inc.

                  Minimum                   Frequency
                  $25                       Monthly

Funds Plus Service


To move money from United Cash Management, Inc. to a Fund in Waddell & Reed Funds, Inc., whether in the same or a different account


                  Minimum                   Frequency
                  $100                      Monthly


Distributions and Taxes

Distributions

Each Fund distributes substantially all of its net investment income and net capital gains to its shareholders each year. Usually, a Fund distributes net investment income at the following times: Total Return Fund, Growth Fund, International Growth Fund and Science and Technology Fund, annually in December; Asset Strategy Fund, quarterly in March, June, September and December; and Limited-Term Bond Fund, Municipal Bond Fund and High Income Fund declared daily and paid monthly. Dividends declared for a particular day are paid to shareholders of record on the prior business day. However, dividends declared for Saturday and Sunday are paid to shareholders of record on the preceding Thursday. Net capital gains (and any net gains from foreign currency transactions) ordinarily are distributed by each Fund in December.

Distribution Options. When you open an account, specify on your application how you want to receive your distributions. Each Fund offers three options:

1. Share Payment Option. Your dividends, capital gains and other distributions with respect to a class will be automatically paid in additional shares of the same class of the distributing Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gains and other distributions with respect to a class will be automatically paid in additional shares of the same class of the distributing Fund, but you will be sent a check for each dividend distribution. However, if the dividend distribution is less than ten dollars, the distribution will be automatically paid in additional shares of the same class of the distributing Fund.

3. Cash Option. You will be sent a check for your dividends, capital gains and other distributions if the total distribution is ten dollars or greater. If the distribution total is less than ten dollars, the total distribution will be automatically paid in additional shares of the same class of the distributing Fund.


For retirement accounts, all distributions are automatically paid in additional shares of the same class of the distributing Fund.


Taxes

As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a tax-deferred retirement account (or you are not otherwise exempt from income tax), you should be aware of the following tax implications:

Taxes on distributions. Dividends from a Fund's investment company taxable income generally are taxable to you as ordinary income, whether received in cash or paid in additional Fund shares. Distributions by Municipal Bond Fund that are designated by it as exempt-interest dividends generally may be excluded by you from your gross income. Distributions of a Fund's net capital gains, when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, your long-term capital gains (if you are a noncorporate shareholder of the Fund) may be taxable at different rates depending on how long the Fund held the assets generating the gains, but generally are taxed at a maximum rate of 20%.

Each Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

A portion of the dividends paid by Total Return Fund, Growth Fund, Asset Strategy Fund, International Growth Fund, High Income Fund and/or Science and Technology Fund, whether received in cash or paid in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the Federal alternative minimum tax ("AMT"). No part of the dividends paid by Limited-Term Bond Fund and Municipal Bond Fund is expected to be eligible for this deduction.

Exempt-interest dividends paid by Municipal Bond Fund may be subject to income taxation under state and local tax laws. In addition, a portion of those dividends is expected to be attributable to interest on certain bonds that must be treated by you as a "tax preference item" for purposes of calculating your liability, if any, for the AMT; that Fund anticipates such portion will be not more than 40% of the dividends it will pay to its shareholders. Municipal Bond Fund will provide you with information concerning the amount of distributions subject to the AMT after the end of each calendar year. Shareholders who may be subject to the AMT should consult with their tax advisers concerning investment in that Fund.

Entities or other persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds ("PABs") or industrial development bonds ("IDBs") should consult their tax advisers before purchasing Municipal Bond Fund shares because, for users of certain of these facilities, the interest on those bonds is not exempt from Federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of PABs or IDBs.

Withholding. Each Fund must withhold 31% of all taxable dividends, capital gains distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate from taxable dividends and capital gains distributions also is required for shareholders subject to backup withholding.


Taxes on transactions. Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares. An exchange of shares of one Fund for shares of any other Fund or of United Cash Management, Inc. generally will have similar tax consequences. In addition, if you purchase shares of a Fund within thirty days before or after redeeming other shares of that Fund (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis of the newly purchased shares.


Interest on indebtedness incurred or continued to purchase or carry shares of Municipal Bond Fund will not be deductible for Federal income tax purposes to the extent that Fund's distributions consist of exempt-interest dividends. Proposals may be introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal bonds. If such a proposal were enacted, the availability of municipal bonds for investment by that Fund and the value of its portfolio would be affected. In that event, that Fund may decide to reevaluate its investment goal and policies.

State and local income taxes. The portion of the dividends paid by Limited-Term Bond Fund (and, to a lesser extent, the other Funds) attributable to interest earned on its U.S. Government securities generally is not subject to state and local income taxes, although distributions by any Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability of dividends and other distributions by the Funds in your state and locality.

The foregoing is only a summary of some of the important Federal tax considerations generally affecting the Funds and their shareholders; you will find more information in the SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

The Management and Expenses of the Funds

Portfolio Management

The Funds are managed by WRIMCO, subject to the authority of the Corporation's Board of Directors. WRIMCO provides investment advice to each of the Funds and supervises each Fund's investments. WRIMCO and its predecessors have served as investment manager to each of the registered investment companies in the United Group of Mutual Funds, Waddell & Reed Funds, Inc. and Target/United Funds, Inc. since the inception of the company. WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

James D. Wineland is primarily responsible for the management of the portfolio of Total Return Fund. Mr. Wineland has held his Fund responsibilities since July 1, 1997. He is Vice President of WRIMCO, Vice President of the Corporation and Vice President of other investment companies for which WRIMCO serves as investment manager. From March 1995 to March 1998 Mr. Wineland was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company, a former affiliate of WRIMCO. Mr. Wineland has served as the portfolio manager for investment companies managed by WRIMCO since January 1988 and has been an employee of such since November 1984.

Mark G. Seferovich and Grant P. Sarris are primarily responsible for the management of the portfolio of Growth Fund. Mr. Seferovich has held his Fund responsibilities since September 1992. He is Senior Vice President of WRIMCO, Vice President of the Corporation and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Seferovich has served as the portfolio manager of investment companies managed by WRIMCO since February 1989 and has been an employee of such since February 1989. From March 1996 to March 1998, Mr. Seferovich was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company.


Mr. Sarris has held his Fund responsibilities since May 1998. He is Vice President of WRIMCO and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Sarris has served as an investment analyst with Waddell & Reed, Inc. and its successor, WRIMCO, since October 1, 1991 and had served as Assistant Portfolio Manager of Growth Fund from January 1, 1996 until May 1998. He has been an employee of WRIMCO since October 1, 1991.


W. Patrick Sterner is primarily responsible for the management of the portfolio of Limited-Term Bond Fund. Mr. Sterner has held his Fund responsibilities since September 1992. He is Vice President of WRIMCO, Vice President of the Corporation and Vice President of another investment company for which WRIMCO serves as investment manager. From August 1992 to March 1998, Mr.

Sterner was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. He has been an employee of WRIMCO since August 1992.

John M. Holliday is primarily responsible for the management of the portfolio of Municipal Bond Fund. Mr. Holliday has held his Fund responsibilities since September 1992. He is Senior Vice President of WRIMCO, Vice President of the Corporation and Vice President of other investment companies for which WRIMCO serves as investment manager. From July 1986 to March 1998, Mr. Holliday was Senior Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Mr. Holliday has served as the portfolio manager for investment companies managed by WRIMCO since August 1979 and has been an employee of such since April 1978.

Thomas A. Mengel is primarily responsible for the management of the portfolio of International Growth Fund. Mr. Mengel has held his Fund responsibilities since joining WRIMCO on May 1, 1996. Mr. Mengel is Vice President of WRIMCO, Vice President of the Corporation and Vice President of other investment companies for which WRIMCO serves as investment manager. From 1993 to 1996, Mr. Mengel was the President of Sal. Oppenheim jr. & Cie. Securities, Inc.


Michael L. Avery is primarily responsible for the management of the equity portion of the portfolio of Asset Strategy Fund. Mr. Avery has held his Fund responsibilities since January 1997. He is Senior Vice President of WRIMCO, Vice President of the Corporation and Vice President of other investment companies for which WRIMCO serves as investment manager. From March 1995 to March 1998, Mr. Avery was Vice President of, and Director of Research for, Waddell & Reed Asset Management Company. Mr. Avery has served as the portfolio manager for investment companies managed by WRIMCO since February 1, 1994, has served as the Director of Research of WRIMCO since August 1987, and has been an employee of such since June 1981.


Daniel J. Vrabac is primarily responsible for the management of the fixed-income portion of the portfolio of Asset Strategy Fund. Mr. Vrabac has held his Fund responsibilities since January 1997. He is Vice President of the Corporation and Vice President of other investment companies for which WRIMCO serves as investment manager. From May 1994 to March 1998, Mr. Vrabac was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Mr. Vrabac has served as an investment analyst with WRIMCO since May 1994 and has been an employee of WRIMCO since May 1993. Mr. Vrabac was a Vice President of Kansas City Life Insurance Company from May 1983 to May 1994.

Abel Garcia is primarily responsible for the management of the portfolio of Science and Technology Fund. Mr. Garcia has held his Fund responsibilities since July 31, 1997. He is Vice President of WRIMCO, Vice President of the Corporation and Vice

President of other investment companies for which WRIMCO serves as investment manager. From May 1988 to March 1998, Mr. Garcia was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Mr. Garcia has been an employee of WRIMCO since August 1983.

Louise D. Rieke is primarily responsible for the management of the portfolio of High Income Fund. Ms. Rieke has held her Fund responsibilities since July 31, 1997. She is Vice President of WRIMCO, Vice President of the Corporation and Vice President of other investment companies for which WRIMCO serves as investment manager. From November 1985 to March 1998, Ms. Rieke was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Ms. Rieke has served as the portfolio manager for investment companies managed by WRIMCO since July 1986 and has been an employee of such since May 1971.

Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to the Funds' investments.


Management Fee

Like all mutual funds, the Funds pay fees related to their daily operations. Expenses paid out of each Fund's assets are reflected in the share price or dividends of that Fund; they are neither billed directly to shareholders nor deducted from shareholder accounts.

Each Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. Each Fund also pays other expenses, which are explained in the SAI.

The management fee is payable by a Fund at the annual rates of:

for Asset Strategy Fund, 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion;

for Growth Fund, 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion;

for High Income Fund, 0.625% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion;

for International Growth Fund, 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion;

for Limited-Term Bond Fund, 0.50% of net assets up to $500 million, 0.45% of net assets over $500 million and up to $1 billion, 0.40% of net assets over $1 billion and up to $1.5 billion, and 0.35% of net assets over $1.5 billion;

for Municipal Bond Fund, 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion;

for Science and Technology Fund, 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion; and


for Total Return Fund, 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion and 0.55% of net assets over $3 billion.


Prior to June 30, 1999, the management fee was computed on each Fund's net asset value as of the close of business each day at an annual rate as follows:

                                 Annual
Fund                              Rate
----                             ------
Asset Strategy
     Fund                         0.81%
Growth Fund                       0.81%
High Income
     Fund                         0.66%
International
     Growth Fund                  0.81%
Limited-Term
     Bond Fund                    0.56%
Municipal Bond
     Fund                         0.56%
Science and Technology
     Fund                         0.71%
Total Return
     Fund                         0.71%


For the fiscal year ended March 31, 1999, management fees for each Fund as a percentage of such Fund's net assets were as follows:

                               Management
Fund                               Fee
----                               ---
Asset Strategy
     Fund                          0.81%

Growth Fund                        0.81%

High Income
     Fund                          0.66%

International
     Growth Fund                   0.81%

Limited-Term
     Bond Fund                     0.56%

Municipal
     Bond Fund                     0.56%

Science and
     Technology Fund               0.70%

Total Return
     Fund                          0.71%

Financial Highlights


The following information is to help you understand the financial performance of the Fund's Class B* and Class Y shares for the fiscal periods shown. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the fiscal year ended March 31, 1999, is included in the SAI, which is available upon request.


Asset Strategy Fund

For a Class B share outstanding throughout each period:

                                                                                  For the
                                                                                period from
                                              For the fiscal year                April 20,
                                                ended March 31,                   1995**
                                   ----------------------------------------         to
                                      1999           1998           1997      March 31, 1996
                                   ----------     ----------     ----------   --------------
Class B Per-Share Data
Net asset value,
   beginning of period .........   $    11.42     $     9.73     $    10.15     $    10.00
                                   ----------     ----------     ----------     ----------
Income from investment
   operations:
   Net investment
      income ...................         0.15           0.21           0.23           0.16
   Net realized and
      unrealized gain (loss)
      on investments ...........         0.05           2.16          (0.30)          0.14
                                   ----------     ----------     ----------     ----------
Total from investment
   operations ..................         0.20           2.37          (0.07)          0.30
                                   ----------     ----------     ----------     ----------
Less distributions:
   From net investment
      income ...................        (0.16)         (0.22)         (0.21)         (0.15)
   From capital gains ..........        (0.26)         (0.46)         (0.14)         (0.00)
                                   ----------     ----------     ----------     ----------
Total distributions ............        (0.42)         (0.68)         (0.35)         (0.15)
                                   ----------     ----------     ----------     ----------
Net asset value,
   end of period ...............   $    11.20     $    11.42     $     9.73     $    10.15
                                   ==========     ==========     ==========     ==========
Class B Ratios/Supplemental Data
Total return ...................         1.79%         24.94%        -0.86%           3.00%
Net assets, end of
   period (000
   omitted) ....................   $   30,473     $   19,415     $   13,398     $   13,221
Ratio of expenses
   to average net
   assets ......................         2.32%          2.44%          2.52%          2.54%***
Ratio of net investment
   income to average net
   assets ......................         1.38%          2.02%          2.21%          2.14%***
Portfolio
   turnover rate ...............       168.17%        220.67%        109.92%         75.02%

   *On December 2, 1995, Fund shares outstanding were designated Class B shares.

  **Commencement of operations.

 ***Annualized.

ASSET STRATEGY FUND

For a Class Y share outstanding throughout each period:

                                          For the fiscal year                 For the
                                            ended March 31,                 period from
                                   -------------------------------       December 29, 1995*
                                    1999         1998        1997        to March 31, 1996
                                   -------     -------     -------       -----------------
Class Y Per-Share Data
Net asset value,
   beginning of
   period ......................   $ 11.43     $  9.73     $ 10.16           $ 10.23
                                   -------     -------     -------           -------
Income from investment
   operations:
   Net investment
      income ...................      0.26        0.31        0.27              0.07
   Net realized and
      unrealized gain (loss)
      on investments ...........      0.05        2.16       (0.26)            (0.08)
                                   -------     -------     -------           -------
Total from investment
   operations ..................      0.31        2.47        0.01             (0.01)
                                   -------     -------     -------           -------
Less distributions:
   From net investment
      income ...................     (0.27)      (0.31)      (0.30)            (0.06)
   From capital gains ..........     (0.26)      (0.46)      (0.14)            (0.00)
                                   -------     -------     -------           -------
Total distributions ............     (0.53)      (0.77)      (0.44)            (0.06)
                                   -------     -------     -------           -------
Net asset value,
   end of period ...............   $ 11.21     $ 11.43     $  9.73           $ 10.16
                                   =======     =======     =======           =======
Class Y Ratios/Supplemental Data
Total return ...................      2.75%      26.06%       0.05%           -0.25%
Net assets, end of
   period (000
   omitted) ....................   $   307     $   225     $   116           $     1
Ratio of expenses
   to average net
   assets ......................      1.45%       1.58%       1.61%             1.95%**
Ratio of net investment
   income to average
   net assets ..................      2.25%       2.90%       2.97%             2.34%**
Portfolio turnover
   rate ........................    168.17%     220.67%     109.92%            75.02%***

   *Commencement of operations.

  **Annualized.

 ***Portfolio turnover is for the period from April 20, 1995 to March 31, 1996.

Growth Fund


For a Class B share outstanding throughout each period:*



                                                         For the fiscal year ended March 31,
                                   ---------------------------------------------------------------------------
                                       1999            1998            1997            1996            1995
                                   -----------     -----------     -----------     -----------     -----------

Class B Per-Share Data
Net asset value,
   beginning of
   period ......................   $     14.29     $      9.08     $     10.50     $      8.45     $      7.04
                                   -----------     -----------     -----------     -----------     -----------
Income from investment
   operations:
   Net investment
      income (loss) ............         (0.11)          (0.13)          (0.03)          (0.01)           0.00
   Net realized and
      unrealized gain (loss)
      on investments ...........          2.91            5.91           (1.09)           2.25            1.58
                                   -----------     -----------     -----------     -----------     -----------
Total from investment
   operations ..................          2.80            5.78           (1.12)           2.24            1.58
                                   -----------     -----------     -----------     -----------     -----------
Less distribution
   from capital gains ..........         (2.35)          (0.57)          (0.30)          (0.19)          (0.17)
                                   -----------     -----------     -----------     -----------     -----------
Net asset value,
   end of period ...............   $     14.74     $     14.29     $      9.08     $     10.50     $      8.45
                                   ===========     ===========     ===========     ===========     ===========
Class B Ratios/Supplemental Data
Total return ...................         21.61%          65.37%        -10.97%           26.57%          22.61%
Net assets, end of period
    (000 omitted) ..............   $   424,612     $   329,514     $   198,088     $   202,557     $   100,683
Ratio of expenses
   to average net
   assets ......................          2.10%           2.13%           2.12%           2.14%           2.23%
Ratio of net investment
   income (loss) to average
   net assets ..................        -0.90%          -1.12%          -0.27%          -0.25%            0.01%
Portfolio turnover
   rate ........................         51.41%          33.46%          37.20%          31.84%          56.30%

    *On December 2, 1995, Fund shares outstanding were designated Class B shares. Per-share and share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.

GROWTH FUND

For a Class Y share outstanding throughout each period:*

                                            For the fiscal year                   For the
                                               ended March 31,                  period from
                                   -----------------------------------       December 29, 1995**
                                      1999          1998       1997           to March 31, 1996
                                   ---------     ---------   ---------       ------------------
Class Y Per-Share Data
Net asset value,
   beginning of
   period ......................   $   14.55     $    9.16   $   10.52           $   10.11
                                   ---------     ---------   ---------           ---------
Income from investment
   operations:
   Net investment
      income (loss) ............        0.00         (0.03)       0.01                0.02
   Net realized and
      unrealized gain (loss)
      on investments ...........        3.01          5.99       (1.07)               0.39
                                   ---------     ---------   ---------           ---------
Total from investment
   operations ..................        3.01          5.96       (1.06)               0.41
                                   ---------     ---------   ---------           ---------
Less distribution
   from capital gains ..........       (2.35)        (0.57)      (0.30)              (0.00)
                                   ---------     ---------   ---------           ---------
Net asset value,
   end of period ...............   $   15.21     $   14.55   $    9.16           $   10.52
                                   =========     =========   =========           =========
Class Y Ratios/Supplemental Data
Total return ...................       22.73%        66.78%    -10.37%                4.11%
Net assets, end of
   period (000
   omitted) ....................   $   7,942     $     633   $     264           $       1
Ratio of expenses
   to average net
   assets ......................        1.18%         1.30%       1.17%               1.17%***
Ratio of net investment
   income (loss) to average
   net assets ..................        0.08%       -0.30%        0.31%               0.78%***
Portfolio turnover
   rate ........................       51.41%        33.46%      37.20%              31.84%***

   *Per-share and share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.

  **Commencement of operations.

 ***Annualized.

High Income Fund

For a Class B share outstanding throughout each period:

                                                                   For the        For the
                                                                   fiscal       period from
                                                                     year         7/31/97*
                                                                    ended            to
                                                                   3/31/99        3/31/98
                                                                 ----------     ----------
Class B Per-Share Data
Net asset value,
   beginning of period .......................................   $    10.79     $    10.00
                                                                 ----------     ----------
Income from investment
   operations:
   Net investment
      income .................................................         0.63           0.37
   Net realized and
      unrealized gain (loss)
      on investments .........................................        (0.82)          0.79
                                                                 ----------     ----------
Total from investment
   operations ................................................        (0.19)          1.16
                                                                 ----------     ----------
Less distributions:
   Declared from net
      investment income ......................................        (0.63)         (0.37)
   From capital gains ........................................        (0.03)         (0.00)
                                                                 ----------     ----------
Total distributions ..........................................        (0.66)         (0.37)
                                                                 ----------     ----------
Net asset value,
   end of period .............................................   $     9.94     $    10.79
                                                                 ==========     ==========
Class B Ratios/Supplemental Data
Total return .................................................       -1.72%          11.77%
Net assets, end of
   period (000
   omitted) ..................................................   $   25,427     $   11,812
Ratio of expenses
   to average net
   assets ....................................................         2.20%          2.52%**
Ratio of net investment
   income to average net
   assets ....................................................         6.29%          5.98%**
Portfolio
   turnover rate .............................................        50.98%         67.82%

  *Commencement of operations.

**Annualized.

HIGH INCOME FUND

For a Class Y share outstanding throughout the period:

                                                                  For the
                                                                   period
                                                                     from
                                                                12/30/98*
                                                                       to
                                                                  3/31/99
                                                                ---------
Class Y Per-Share Data
Net asset value,
   beginning of period ........................................    $ 9.97
                                                                   ------
Income from investment
   operations:
   Net investment
      income ..................................................      0.20
   Net realized and
      unrealized gain
      on investments ..........................................      0.00
                                                                   ------
Total from investment
   operations .................................................      0.20
                                                                   ------
Less distributions:
   Declared from net
      investment income .......................................     (0.20)
   From capital gains .........................................     (0.03)
                                                                   ------
Total distributions ...........................................     (0.23)
                                                                   ------
Net asset value,
   end of period ..............................................    $ 9.94
                                                                   ======
Class Y Ratios/Supplemental Data
Total return ..................................................      2.45%
Net assets, end of
   period (000
   omitted) ...................................................    $    6
Ratio of expenses
   to average net
   assets .....................................................      0.26%**
Ratio of net investment
   income to average net
   assets .....................................................      8.55%**
Portfolio
   turnover rate ..............................................     50.98%**

  *Commencement of operations.

 **Annualized.

International Growth Fund*


For a Class B share outstanding throughout each period:**



                                                       For the fiscal year ended March 31,
                                   ----------------------------------------------------------------------
                                      1999           1998           1997           1996           1995
                                   ----------     ----------     ----------     ----------     ----------

Class B Per-Share Data
Net asset value,
   beginning of
   period ......................   $    15.04     $    12.40     $     9.94     $     9.36     $     9.37
                                   ----------     ----------     ----------     ----------     ----------
Income from investment
   operations:
   Net investment
      income (loss) ............        (0.07)         (0.10)         (0.03)          0.08           0.36
   Net realized and
      unrealized gain (loss)
      on investments ...........         1.55           4.12           2.50           0.63          (0.01)
                                   ----------     ----------     ----------     ----------     ----------
Total from investment
   operations ..................         1.48           4.02           2.47           0.71           0.35
                                   ----------     ----------     ----------     ----------     ----------
Less distributions:
   From net
      investment income ........        (0.00)         (0.00)         (0.01)         (0.11)         (0.36)
   From capital gains ..........        (0.94)         (1.38)         (0.00)         (0.00)         (0.00)
   In excess of net
      investment income ........        (0.00)         (0.00)         (0.00)         (0.02)         (0.00)
                                   ----------     ----------     ----------     ----------     ----------
   Total distributions .........        (0.94)         (1.38)         (0.01)         (0.13)         (0.36)
                                   ----------     ----------     ----------     ----------     ----------
Net asset value,
   end of period ...............   $    15.58     $    15.04     $    12.40     $     9.94     $     9.36
                                   ==========     ==========     ==========     ==========     ==========
Class B Ratios/Supplemental Data
Total return ...................        10.36%         35.24%         24.85%          7.64%          3.84%
Net assets, end of
   period (000
   omitted) ....................   $   99,764     $   87,041     $   50,472     $   20,874     $   11,188
Ratio of expenses
   to average net
   assets ......................         2.35           2.35%          2.46%          2.50%          2.29%
Ratio of net investment
   income (loss) to average
   net assets ..................       -0.53%         -0.82%         -0.52%           0.63%          3.87%
Portfolio turnover
   rate ........................       116.25%        105.11%         94.76%         88.55%         13.33%

 *International Growth Fund (formerly Global Income Fund) changed its name and investment objective effective April 20, 1995.

**On December 2, 1995, Fund shares outstanding were designated Class B shares.

INTERNATIONAL GROWTH FUND

For a Class Y share outstanding throughout each period:

                                         For the fiscal year                  For the
                                           ended March 31,                  period from
                                   -------------------------------       December 29, 1995*
                                     1999       1998         1997        to March 31, 1996
                                   -------     -------     -------       -----------------
Class Y Per-Share Data
Net asset value,
   beginning of
   period ......................   $ 15.35     $ 12.52     $  9.95           $  9.70
                                   -------     -------     -------           -------
Income from investment
   operations:
   Net investment income .......      0.05        0.01        0.02              0.02
   Net realized and
      unrealized gain
      on investments ...........      1.62        4.20        2.56              0.23
                                   -------     -------     -------           -------
Total from investment
   operations ..................      1.67        4.21        2.58              0.25
                                   -------     -------     -------           -------
Less distributions:
   From net investment
      income ...................     (0.00)      (0.00)      (0.01)            (0.00)
   From capital gains ..........     (0.94)      (1.38)      (0.00)            (0.00)
                                   -------     -------     -------           -------
Total distributions ............     (0.94)      (1.38)      (0.01)            (0.00)
                                   -------     -------     -------           -------
Net asset value,
   end of period ...............   $ 16.08     $ 15.35     $ 12.52           $  9.95
                                   =======     =======     =======           =======
Class Y Ratios/Supplemental Data
Total return ...................     11.41%      36.45%      25.93%             2.58%
Net assets, end of
   period (000
   omitted) ....................   $   629     $   419     $   227           $     7
Ratio of expenses
   to average net
   assets ......................      1.44%       1.51%       1.59%             1.84%**
Ratio of net investment
   income to average
   net assets ..................      0.36%       0.07%       0.05%             1.07%**
Portfolio turnover
   rate ........................    116.25%     105.11%      94.76%            88.55%**

  *Commencement of operations.

 **Annualized.

Limited-Term Bond Fund

For a Class B share outstanding throughout each period*:


                                                    For the fiscal year ended March 31,
                                   ----------------------------------------------------------------------
                                      1999           1998           1997           1996           1995
                                   ----------     ----------     ----------     ----------     ----------

Class B Per-Share Data
Net asset value,
   beginning of
   period ......................   $    10.14     $     9.90     $    10.00     $     9.70     $     9.84
                                   ----------     ----------     ----------     ----------     ----------
Income from investment
   operations:
   Net investment
      income ...................         0.44           0.45           0.44           0.41           0.39
   Net realized and
      unrealized gain
      (loss) on
      investments ..............         0.02           0.24          (0.09)          0.30          (0.13)
                                   ----------     ----------     ----------     ----------     ----------
Total from investment
   operations ..................         0.46           0.69           0.35           0.71           0.26
                                   ----------     ----------     ----------     ----------     ----------
Less distributions:
   Declared from net
      investment income ........        (0.44)         (0.45)         (0.44)         (0.41)         (0.39)
   From capital gains ..........        (0.00)         (0.00)         (0.01)         (0.00)         (0.01)
                                   ----------     ----------     ----------     ----------     ----------
   Total distributions .........        (0.00)         (0.45)         (0.45)         (0.41)         (0.40)
                                   ----------     ----------     ----------     ----------     ----------
Net asset value,
   end of period ...............   $    10.16     $    10.14     $     9.90     $    10.00     $     9.70
                                   ==========     ==========     ==========     ==========     ==========
Class B Ratios/Supplemental Data
Total return ...................         4.65%          7.15%          3.52%          7.41%          2.73%
Net assets, end of
   period (000
   omitted) ....................   $   21,311     $   18,148     $   17,770     $   23,682     $   12,419
Ratio of expenses
   to average net
   assets ......................         2.11%          2.12%          2.07%          2.10%          2.17%
Ratio of net investment
   income to average
   net assets ..................         4.34%          4.52%          4.40%          4.14%          4.05%
Portfolio turnover
   rate ........................        32.11%         27.37%         23.05%         22.08%         29.20%

*On December 2, 1995, Fund shares outstanding were designated Class B shares.

LIMITED-TERM BOND FUND

For a Class Y share outstanding throughout each period:

                                         For the fiscal year                For the
                                            ended March 31,               period from
                                   -------------------------------     December 29, 1995*
                                     1999       1998        1997       to March 31, 1996
                                   -------     -------     -------     -----------------
Class Y Per-Share Data
Net asset value,
   beginning of
   period ......................   $ 10.14     $  9.90     $ 10.00         $ 10.16
                                   -------     -------     -------         -------
Income from investment
   operations:
   Net investment
      income ...................      0.53        0.53        0.52            0.11
   Net realized and
      unrealized gain (loss)
      on investments ...........      0.02        0.24       (0.09)          (0.16)
                                   -------     -------     -------         -------
Total from investment
   operations ..................      0.55        0.77        0.43           (0.05)
                                   -------     -------     -------         -------
Less distributions:
   Declared from net
      investment income ........     (0.53)      (0.53)      (0.52)          (0.11)
   From capital gains ..........     (0.00)      (0.00)      (0.01)          (0.00)
                                   -------     -------     -------         -------
Total distributions ............     (0.53)      (0.53)      (0.53)          (0.11)
                                   -------     -------     -------         -------
Net asset value,
   end of period ...............   $ 10.16     $ 10.14     $  9.90         $ 10.00
                                   =======     =======     =======         =======
Class Y Ratios/Supplemental Data
Total return ...................      5.60%       7.91%       4.33%         -0.49%
Net assets, end of
   period (000
   omitted) ....................   $   263     $   184     $   105         $     1
Ratio of expenses
   to average net
   assets ......................      1.20%       1.32%       1.04%           1.18%**
Ratio of net investment
   income to average
   net assets ..................      5.25%       5.32%       5.62%           4.70%**
Portfolio turnover
   rate ........................     32.11%      27.37%      23.05%          22.08%**

  *Commencement of operations.

 **Annualized.

Municipal Bond Fund

For a Class B share outstanding throughout each period:


                                                        For the fiscal year ended March 31,
                                   ----------------------------------------------------------------------
                                      1999           1998           1997           1996           1995
                                   ----------     ----------     ----------     ----------     ----------

Class B Per-Share Data
Net asset value,
   beginning of
   period ......................   $    11.45     $    10.74     $    10.63     $    10.30     $    10.12
                                   ----------     ----------     ----------     ----------     ----------
Income from investment
   operations:
   Net investment
      income ...................         0.42           0.44           0.45           0.43           0.44
   Net realized and
      unrealized gain
      (loss) on
      investments ..............         0.10           0.71           0.11           0.33           0.18
                                   ----------     ----------     ----------     ----------     ----------
Total from investment
   operations ..................         0.52           1.15           0.56           0.76           0.62
                                   ----------     ----------     ----------     ----------     ----------
Less distributions:
   Declared from net
      investment income ........        (0.42)         (0.44)         (0.45)         (0.43)         (0.44)
   From capital gains ..........        (0.31)         (0.00)         (0.00)         (0.00)         (0.00)
                                   ----------     ----------     ----------     ----------     ----------
   Total distributions .........        (0.73)         (0.44)         (0.45)         (0.43)         (0.44)
                                   ----------     ----------     ----------     ----------     ----------
Net asset value,
   end of period ...............   $    11.24     $    11.45     $    10.74     $    10.63     $    10.30
                                   ==========     ==========     ==========     ==========     ==========
Class B Ratios/Supplemental Data
Total return ...................         4.64%         10.89%          5.32%          7.48%          6.37%
Net assets, end of
   period (000
   omitted) ....................   $   42,906     $   40,023     $   36,618     $   33,869     $   27,434
Ratio of expenses
   to average net
   assets ......................         1.88%          1.89%          1.92%          1.93%          1.94%
Ratio of net investment
   income to average
   net assets ..................         3.68%          3.94%          4.18%          4.05%          4.41%
Portfolio turnover
   rate ........................        41.53%         27.86%         34.72%         42.02%         56.92%

*On December 2, 1995, Fund shares outstanding were designated Class B shares.

MUNICIPAL BOND FUND

For a Class Y share outstanding throughout each period:

                                                                             For the
                                      For the            For the             fiscal          For the
                                   period from            period              year         period from
                                December 30, 1998***      ended               ended     December 29, 1995*
                                to March 31, 1999        6/23/97**           3/31/97    to March 31, 1996
                                -----------------        ---------           -------    -----------------
Class Y Per-Share Data
Net asset value,
   beginning of
   period ......................       $11.58             $10.74             $10.63         $10.94
                                       ------             ------             ------         ------
Income from investment
   operations:
   Net investment
      income ...................         0.13               0.10               0.52           0.12
   Net realized and
      unrealized gain
      (loss) on
      investments ..............        (0.03)              0.29               0.11          (0.31)
                                       ------             ------             ------         ------
Total from investment
   operations ..................         0.10               0.39               0.63          (0.19)
                                       ------             ------             ------         ------
Less distributions:
   Declared from net
      investment income ........        (0.13)             (0.10)             (0.52)         (0.12)
   From capital gains ..........        (0.31)             (0.00)             (0.00)         (0.00)
                                       ------             ------             ------         ------
Total distributions ............        (0.44)             (0.10)             (0.52)         (0.12)
                                       ------             ------             ------         ------
Net asset value,
   end of period ...............       $11.24             $11.03             $10.74         $10.63
                                       ======             ======             ======         ======
Class Y Ratios/Supplemental Data
Total return ...................         0.80%              3.22%              5.96%        -1.80%
Net assets, end of
   period (000
   omitted) ....................       $    2             $    0             $    1         $    1
Ratio of expenses
   to average net
   assets ......................         1.00%****          4.95%****          1.28%          1.18%****
Ratio of net investment
   income to average
   net assets ..................         4.40%****          4.12%****          4.83%          4.33%****
Portfolio turnover
   rate ........................        41.53%****         27.86%             34.72%         42.02%****

    *Initial commencement of operations.

   **All outstanding shares were redeemed on June 23, 1997 at the ending net asset value shown in the table.

  ***Recommencement of operations.

 ****Annualized.

Science and Technology Fund

For a Class B share outstanding throughout each period:

                                                                     For the             For the
                                                                      fiscal           period from
                                                                       year             7/31/97*
                                                                       ended               to
                                                                      3/31/99            3/31/98
                                                                     ----------         ----------
Class B Per-Share Data
Net asset value,
   beginning of period .......................................       $    12.01         $    10.00
                                                                     ----------         ----------
Income from investment
   operations:
   Net investment
      loss ...................................................            (0.09)             (0.07)
   Net realized and
      unrealized gain
      on investments .........................................             5.53               2.08
                                                                     ----------         ----------
Total from investment
   operations ................................................             5.44               2.01
                                                                     ----------         ----------
Net asset value,
   end of period .............................................       $    17.45         $    12.01
                                                                     ==========         ==========
Class B Ratios/Supplemental Data
Total return .................................................            45.30%             20.10%
Net assets, end of
   period (000
   omitted) ..................................................       $   44,371         $    7,615
Ratio of expenses
   to average net
   assets ....................................................             2.57%              3.20%**
Ratio of net investment
   loss to average net
   assets ....................................................           -1.26%           -1.66%**
Portfolio
   turnover rate .............................................            51.00%             26.64%

   *Commencement of operations.

 **Annualized.

SCIENCE AND TECHNOLOGY FUND

For a Class Y share outstanding throughout the period:

                                                             For the
                                                           period from
                                                             6/9/98*
                                                                to
                                                             3/31/99
                                                             -------
Class Y Per-Share Data
Net asset value,
   beginning of period ...............................       $12.20
                                                             ------
Income from investment
   operations:
   Net investment
      income .........................................         0.01
   Net realized and
      unrealized gain
      on investments .................................         5.44
                                                             ------
Total from investment
   operations ........................................         5.45
                                                             ------
Net asset value,
   end of period .....................................       $17.65
                                                             ======
Class Y Ratios/Supplemental Data
Total return .........................................        44.67%
Net assets, end of
   period (000
   omitted) ..........................................       $   53
Ratio of expenses
   to average net
   assets ............................................         0.62%**
Ratio of net investment
   income to average net
   assets ............................................         0.54%**
Portfolio
   turnover rate .....................................        51.00%**

  *Commencement of operations.

 **Annualized.

Total Return Fund


For a Class B share outstanding throughout each period:*



                                                        For the fiscal year ended March 31,
                                   ---------------------------------------------------------------------------
                                       1999            1998            1997            1996            1995
                                   -----------     -----------     -----------     -----------     -----------

Class B Per-Share Data
Net asset value,
   beginning of
   period ......................   $     12.24     $      9.09     $      8.17     $      6.37     $      6.00
                                   -----------     -----------     -----------     -----------     -----------
Income from investment
   operations:
   Net investment income
      (loss) ...................          0.03           (0.02)          (0.01)          (0.01)          (0.00)
   Net realized and
      unrealized gain
      on investments ...........          0.82            3.56            0.98            1.84            0.37
                                   -----------     -----------     -----------     -----------     -----------
Total from investment
   operations ..................          0.85            3.54            0.97            1.83            0.37
                                   -----------     -----------     -----------     -----------     -----------
Less distributions:
   From net investment
      income ...................         (0.01)          (0.00)          (0.00)          (0.00)          (0.00)
   From capital gains ..........         (1.56)          (0.39)          (0.05)          (0.03)          (0.00)
                                   -----------     -----------     -----------     -----------     -----------
Total distributions ............         (1.57)          (0.39)          (0.05)          (0.03)          (0.00)
                                   -----------     -----------     -----------     -----------     -----------
Net asset value,
   end of period ...............   $     11.52     $     12.24     $      9.09     $      8.17     $      6.37
                                   ===========     ===========     ===========     ===========     ===========
Class B Ratios/Supplemental Data
Total return ...................          7.47%          39.57%          11.93%          28.75%           6.17%
Net assets, end of
   period (000
   omitted) ....................   $   508,210     $   472,970     $   317,453     $   208,233     $   104,691
Ratio of expenses
   to average net
   assets ......................          1.93%           1.92%           1.95%           1.99%           2.05%
Ratio of net investment
   income (loss) to average
   net assets ..................          0.30%         -0.23%          -0.17%          -0.11%          -0.04%
Portfolio turnover
   rate ........................         54.73%          36.94%          26.23%          16.78%          16.60%

* On December 2, 1995, Fund shares outstanding were designated Class B shares. Per-share and share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.

TOTAL RETURN FUND

For a Class Y share outstanding throughout each period:*

                                                     For the fiscal year                  For the
                                                       ended March 31,                  period from
                                       -------------------------------------------   December 29, 1995**
                                          1999             1998            1997       to March 31, 1996
                                       ---------         ---------       ---------   -------------------
Class Y Per-Share Data
Net asset value,
   beginning of
   period ......................       $   12.46         $    9.18       $    8.19       $    7.66
                                       ---------         ---------       ---------       ---------
Income from investment
   operations:
   Net investment
      income ...................            0.12              0.05            0.02            0.02
   Net realized and
      unrealized gain
      on investments ...........            0.84              3.62            1.02            0.51
                                       ---------         ---------       ---------       ---------
Total from investment
   operations ..................            0.96              3.67            1.04            0.53
                                       ---------         ---------       ---------       ---------
Less distributions:
   From net investment
      income ...................           (0.08)            (0.00)          (0.00)          (0.00)
   From capital gains ..........           (1.56)            (0.39)          (0.05)          (0.00)
                                       ---------         ---------       ---------       ---------
Total distributions ............           (1.64)            (0.39)          (0.05)          (0.00)
                                       ---------         ---------       ---------       ---------
Net asset value,
   end of period ...............       $   11.78         $   12.46       $    9.18       $    8.19
                                       =========         =========       =========       =========
Class Y Ratios/Supplemental Data
Total return ...................            8.37%            40.63%          12.69%           6.92%
Net assets, end of
   period (000
   omitted) ....................       $   1,381         $     943       $     504       $      87
Ratio of expenses
   to average net
   assets ......................            1.15%             1.20%           1.18%           0.96%***
Ratio of net investment
   income to average
   net assets ..................            1.10%             0.50%           0.65%           1.04%***
Portfolio turnover
   rate ........................           54.73%            36.94%          26.23%          16.78%***

   *Per-share and share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.

  **Commencement of operations.

 ***Annualized.

Waddell & Reed Funds, Inc.

Custodian                                  Underwriter
     UMB Bank, n.a.                             Waddell & Reed, Inc.
     Kansas City, Missouri                      6300 Lamar Avenue
                                                P. O. Box 29217
Legal Counsel                                   Shawnee Mission, Kansas
     Kirkpatrick & Lockhart LLP                     66201-9217
     1800 Massachusetts Avenue, N. W.           (913) 236-2000
     Washington, D. C.  20036                   (800) 366-5465

Independent Auditors                       Shareholder Servicing Agent
     Deloitte & Touche LLP                      Waddell & Reed
     1010 Grand Avenue                              Services Company
     Kansas City, Missouri                      6300 Lamar Avenue
         64106-2232                             P. O. Box 29217
                                                Shawnee Mission, Kansas
Investment Manager                                  66201-9217
     Waddell & Reed Investment                  (913) 236-2000
         Management Company                     (800) 366-5465
     6300 Lamar Avenue
     P. O. Box 29217                       Accounting Services Agent
     Shawnee Mission, Kansas                    Waddell & Reed
         66201-9217                                 Services Company
     (913) 236-2000                             6300 Lamar Avenue
     (800) 366-5465                             P. O. Box 29217
                                                Shawnee Mission, Kansas
                                                    66201-9217
                                                (913) 236-2000
                                                (800) 366-5465

Waddell & Reed Funds, Inc.
PROSPECTUS

September 1, 1999


You can get more information about the Funds in--


     o The Statement of Additional Information (SAI) dated September 1, 1999, which contains detailed information about each Fund, particularly the investment policies and practices. You may not be aware of important information about each Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).


     o The Annual and Semiannual Reports to Shareholders, which detail each Fund's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the year covered by the report.

To request a copy of the current SAI or copies of a Fund's most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports may also be requested at request@waddell.com.


Information about the Fund (including the current SAI and most recent Annual and Semiannual Reports) is available from the SEC's web site at http://www.sec.gov and from the SEC's Public Reference Room in Washington, D.C. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 1-800-SEC-0330.

The Funds' SEC file number is:  811-6569.

WADDELL & REED, INC.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913-236-2000
800-366-5465



                                                                   WRP4000(9-99)

                           WADDELL & REED FUNDS, INC.

                                6300 Lamar Avenue

                                 P. O. Box 29217

                       Shawnee Mission, Kansas 66201-9217

                                 (913) 236-2000


                                September 1, 1999



                       STATEMENT OF ADDITIONAL INFORMATION


         This Statement of Additional Information (the "SAI") is not a prospectus. Investors should read this SAI in conjunction with the prospectus ("Prospectus") for the Waddell & Reed Funds, Inc. (the "Corporation") dated September 1, 1999, which may be obtained from the Corporation or its principal underwriter and distributor, Waddell & Reed, Inc., at the address or telephone number shown above.



                                TABLE OF CONTENTS

   Performance Information ..........................................        2

   Investment Strategies, Policies and Practices.....................        6

   Investment Management and Other Services .........................       41

   Purchase, Redemption and Pricing of Shares .......................       47

   Directors and Officers ...........................................       55

   Payments to Shareholders .........................................       63

   Taxes ............................................................       64

   Portfolio Transactions and Brokerage .............................       70

   Other Information ................................................       73

   Appendix A .......................................................

   Financial Statements .............................................       75

     Waddell & Reed Funds, Inc. is a mutual fund; an investment that pools shareholders' money and invests it toward a specified goal. In technical terms, the Corporation is an open-end, diversified management company organized as a Maryland corporation on January 29, 1992.


                             PERFORMANCE INFORMATION

     Waddell & Reed, Inc., the Corporation's principal underwriter and distributor (the "Distributor"), or the Corporation may, from time to time, publish for one or more of the eight Funds (each a "Fund" and collectively the "Funds") total return information, yield information and/or performance rankings in advertisements and sales materials.


Total Return


     Total return is the overall change in the value of an investment over a given period of time. An average annual total return quotation is computed by finding the average annual compounded rates of return over the one-, five-, and ten-year periods that would equate the initial amount invested to the ending redeemable value. Total return is calculated by assuming an initial $1,000 investment. Class B shares redeemed during the first four years after their purchase may be subject to a contingent deferred sales charge (the "CDSC") in a maximum amount equal to 3%. See "Purchase, Redemption and Pricing of Shares." The average annual total return quotations for Class B shares reflect the imposition of the maximum applicable deferred sales charge. All dividends and distributions are assumed to be reinvested in shares of the applicable class at net asset value as of the day the dividend or distribution is paid. No sales load is charged on reinvested dividends or distributions on Class B shares. The formula used to calculate the average annual total return for a particular class of a Fund is:


                n
        P(1 + T)  =    ERV

       Where :  P =    $1,000 initial payment
                T =    Average annual total return
                n =    Number of years
              ERV =    Ending redeemable value of the $1,000 investment for
                       the periods shown.

     Non-standardized performance information may also be presented that may not reflect the deferred sales charge.

     The average annual total return quotations for Class B shares of each Fund with the maximum deferred sales charge deducted as of March 31, 1999, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

                                              One Year Period           Five Year Period        Period from
                                                From 4-1-98                From 4-1-94          9-21-92* to
                                                to 3-31-99                   3-31-99              3-31-99
                                              ---------------           ----------------        -----------
Asset Strategy Fund                                -1.15%                      6.63%**
Growth Fund                                        18.61%                     22.68%               23.80%
High Income Fund                                   -4.48%                      4.07%***
International Growth Fund                           7.36%                     15.80%               11.73%
Limited-Term Bond Fund                              1.65%                      5.07%                4.47%
Municipal Bond Fund                                 1.70%                      6.92%                6.54%
Science and Technology Fund                        42.30%                     38.24%***
Total Return Fund                                   4.65%                     18.07%               16.81%

   *Date of initial public offering

 **For the period from April 20, 1995, the date of initial public offering, to March 31, 1999.

***For the period from July 31, 1997, the date of initial public offering, to March 31, 1999.

     The average annual total return quotations for the Class B shares of each fund without the maximum deferred sales charge deducted as of March 31, 1999, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

                                              One Year Period           Five Year Period        Period from
                                                From 4-1-98                From 4-1-94          9/21/92* to
                                                to 3-31-99                 to 3-31-99             3-31-99
                                              ---------------           ----------------        -----------
Asset Strategy Fund                                 1.79%                      6.84%**
Growth Fund                                        21.61%                     22.68%               23.80%
High Income Fund                                   -1.72%                      5.81%***
International Growth Fund                          10.36%                     15.80%               11.73%
Limited-Term Bond Fund                              4.65%                      5.07%                4.47%
Municipal Bond Fund                                 4.64%                      6.92%                6.54%
Science and Technology Fund                        45.30%                     39.69%***
Total Return Fund                                   7.47%                     18.07%               16.81%

  *Date of initial public offering

 **For the period from April 20, 1995, the date of initial public offering, to March 31, 1999.

***For the period from July 31, 1997, the date of initial public offering, to March 31, 1999.

     International Growth Fund (formerly Global Income Fund) changed its name and investment objective effective April 20, 1995. Prior to this change, this Fund's policies related to providing a high level of current income rather than long-term appreciation.

     Prior to December 2, 1995, the Funds offered only one class of shares to the public. Shares of each Fund outstanding on that date were designated as Class B shares. Since that date, Class Y shares of each of the Funds have been available to certain institutional investors.

     The average annual total return quotations for Class Y shares as of March 31, 1999, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

                                      One Year Period              Period from
                                        From 4-1-98               inception* to
                                        to 3-31-99                   3-31-99
                                      ---------------            --------------

Asset Strategy Fund                         2.75%                      8.19%
Growth Fund                                22.73%                     21.96%
High Income Fund                                                       2.45%
International Growth Fund                  11.41%                     23.00%
Limited-Term Bond Fund                      5.60%                      5.29%
Municipal Bond Fund                                                    0.80%**
Science and Technology Fund                                           44.67%
Total Return Fund                           8.37%                     20.49%

 *Each of these Funds (other than Municipal Bond Fund, Science and Technology
  Fund and High Income Fund) commenced selling Class Y shares on December 29, 1995.

**For the period from December 30, 1998 through March 31, 1999.

     High Income Fund commenced Class Y operations on December 30, 1998 and Science and Technology Fund commenced Class Y operations on June 9, 1998.


     No total return information is provided for Class C of a Fund since no Class C had commenced operations as of March 31, 1999.

     A Fund may also quote unaveraged or cumulative total return for a class which reflects the change in value of an investment in that class over a stated period of time. Cumulative total returns will be calculated according to the formula indicated above but without averaging the rate for the number of years in the period.



Yield

     Yield refers to the income generated by an investment in a Fund over a given period of time. A yield quoted for a class of a Fund is computed by dividing the net investment income per share of that class earned during the period for which the yield is shown by the maximum offering price per share of that class on the last day of that period according to the following formula:

            Yield =        2((((a - b)/cd)+1)^6  -1)


         Where, with respect to a particular class of a Fund:

          :      a =    dividends and interest earned during the period.

                 b =    expenses accrued for the period (net of reimbursements).
                 c =    the average daily number of shares of the class
                        outstanding during the period that were entitled to receive dividends.
                 d =    the maximum offering price per share of the class on the
                        last day of the period.

     The yields computed according to the formula for the 30-day period ended on March 31, 1999, the date of the most recent balance sheet included in this SAI, for Class B shares of each of Limited-Term Bond Fund and Municipal Bond Fund are:

                  Limited-Term Bond Fund                      4.60%
                  Municipal Bond Fund                         4.15%


         The yield computed according to the formula for the 30-day period ended on March 31, 1999, the date of the most recent balance sheet included in this SAI, for Class Y shares of each of Limited-Term Bond Fund and Municipal Bond Fund are:


                  Limited-Term Bond Fund                      5.47%
                  Municipal Bond Fund                         4.40%

     Municipal Bond Fund may also advertise or include in sales materials its tax equivalent yield, which is calculated by applying the stated income tax rate to only the net investment income exempt from taxation according to a standard formula which provides for computation of tax equivalent yield by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.

     The tax equivalent yield for Class B shares of Municipal Bond Fund computed according to the formula for the 30-day period ended on March 31, 1999, the date of the most recent balance sheet included in this SAI, is 4.87%, 5.73%, 5.98%, 6.44% and 6.82% for marginal tax brackets of 15%, 28%, 31%, 36% and 39.6%, respectively. The tax equivalent yield for Class Y shares of Municipal Bond Fund computed according to the formula for the 30-day period ended on March 31, 1999, the date of the most recent balance sheet included in this SAI, is 5.17%, 6.09%, 6.35%, 6.84% and 7.24% for marginal tax brackets of 15%, 28%, 31%, 36% and
39.6%, respectively.


     No yield information is provided for Class C of Limited-Term Bond Fund or Municipal Bond Fund since neither class had commenced operations as of March 31, 1999.

     Changes in yields primarily reflect different interest rates received by a Fund as its portfolio securities change. Yield is also affected by portfolio quality, portfolio maturity, type of securities held and operating expenses. Yield quotations for Class B shares do not reflect the imposition of the deferred sales charge described above. If such deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

Performance Rankings


     The Distributor or the Corporation also may from time to time publish for one or more of the eight Funds in advertisements or sales material performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc., or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. Each class of a Fund may also compare its performance to that of other selected mutual funds or selected recognized market indicators such as the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average. Performance information may be quoted numerically or presented in a table, graph or other illustration. In connection with a ranking, a Fund may provide additional information, such as the particular category to which it related, the number of funds in the category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.

     All performance information that a Fund advertises or includes in sales material is historical in nature and is not intended to represent or guarantee future results. The value of a Fund's shares when redeemed may be more or less than their original cost.


                  INVESTMENT STRATEGIES, POLICIES AND PRACTICES

     This SAI supplements the information contained in the Prospectus and contains more detailed information about the investment strategies and policies the Funds' investment manager, Waddell & Reed Investment Management Company ("WRIMCO"), may employ and the types of instruments in which a Fund may invest, in pursuit of a Fund's goal(s). A summary of the risks associated with these instrument types and investment practices is included as well.

     WRIMCO might not buy all of these instruments or use all of these techniques, or use them to the full extent permitted by a Fund's investment policies and restrictions. WRIMCO buys an instrument or uses a technique only if it believes that doing so will help a Fund achieve its goal. See "Investment Restrictions and Limitations" for a listing of the fundamental and non-fundamental (e.g., operating) investment restrictions and policies of each Fund.


Asset Allocation

     Asset Strategy Fund allocates its assets among the following classes, or types, of investments:

     The short-term class includes all types of domestic and foreign securities and money market instruments with remaining maturities of three years or less. WRIMCO will seek to maximize total return within the short-term asset class by taking advantage of yield differentials between different instruments, issuers, and currencies. Short-term instruments may include corporate debt securities, such as commercial paper and notes; government securities issued by U.S. or foreign governments or their agencies or instrumentalities; bank deposits and other financial institution obligations; repurchase agreements involving any type of security; and other similar short-term instruments. These instruments may be denominated in U.S. dollars or foreign currency.

     The bond class includes all varieties of domestic and foreign fixed-income securities with maturities greater than three years. WRIMCO seeks to maximize total return within the bond class by adjusting Asset Strategy Fund's investments in securities with different credit qualities, maturities, and coupon or dividend rates, and by seeking to take advantage of yield differentials between securities. Securities in this class may include bonds, notes, adjustable-rate preferred stocks, convertible bonds, mortgage-related and asset-backed securities, domestic and foreign government and government agency securities, zero coupon bonds, and other intermediate and long-term securities. As with the short-term class, these securities may be denominated in U.S. dollars or foreign currency. Asset Strategy Fund may not invest more than 35% of its total assets in lower quality, high-yielding debt securities.

     The stock class includes domestic and foreign equity securities of all types (other than adjustable rate preferred stocks, which are included in the bond class). WRIMCO seeks to maximize total return within this asset class by actively allocating assets to industry sectors expected to benefit from major trends, and to individual stocks that WRIMCO believes to have superior growth potential. Securities in the stock class may include common stocks, fixed-rate preferred stocks (including convertible preferred stocks), warrants, rights, depositary receipts, securities of closed-end investment companies, and other equity securities issued by companies of any size, located anywhere in the world.

     WRIMCO seeks to take advantage of yield differentials by considering the purchase or sale of instruments when differentials on spreads between various grades and maturities of such instruments approach extreme levels relative to long-term norms.

     In making asset allocation decisions, WRIMCO typically evaluates projections of risk, market conditions, economic conditions, volatility, yields, and returns.


Securities - General

     The main types of securities in which the Funds may invest include common stock, preferred stock, debt securities and convertible securities. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. A Fund may invest in preferred stock that is rated by an established rating service or, if unrated, judged by WRIMCO to be of equivalent quality. Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate securities fall and, conversely, when interest rates fall, the values of fixed-rate debt rise. Similarly, long-term bonds are generally more sensitive to interest rate changes than shorter-term bonds.

     Lower quality debt securities (commonly called "junk bonds") are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for lower-rated debt securities, WRIMCO's research and credit analysis are an especially important part of managing securities of this type held by a Fund. WRIMCO continuously monitors the issuers of lower-rated debt securities in a Fund's portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.


     A Fund may invest in debt securities rated in any rating category of the established rating services, including securities rated in the lowest category (such as those rated D by Standard & Poor's ("S&P") and C by Moody's Investors Service, Inc. ("MIS")). Debt securities rated D by S&P or C by MIS are in payment default or are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated at least BBB by S&P or Baa by MIS are considered to be investment grade debt securities. Securities rated BBB or Baa may have speculative characteristics. In addition, a Fund will treat unrated securities judged by WRIMCO to be of equivalent quality to a rated security having that rating.


     While credit ratings are only one factor WRIMCO relies on in evaluating high-yield debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and a Fund may retain a portfolio security whose rating has been changed.

     Each of the Funds (other than Municipal Bond Fund) may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security. The issuer of such debt securities, typically an investment banking firm, is unaffiliated with the issuer of the equity security to whose performance the debt security is linked. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. The performance of equity-linked debt securities depends primarily on the performance of the linked equity security and may also be influenced by interest rate changes. In addition, although the debt securities are typically adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash. Such an issuance could adversely affect the price of the debt security. In addition to the equity risk relating to the linked equity security, such debt securities are also subject to credit risk with regard to the issuer of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.

     Certain of the Funds may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in the value that the underlying stock because they have fixed income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

     The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value.

     Each of the Funds (other than Municipal Bond Fund) may also invest in a type of convertible preferred stock that pays a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer's common stock at the "call price" that was established at the time the preferred stock was issued. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock (plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined one or two trading days prior to the date notice of redemption is given. The issuer must also pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock. This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer's common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected to) call the preferred stock for redemption at the call price. This convertible preferred stock is also subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, convertible preferred stock is less volatile than the related common stock of the issuer.


Specific Securities and Investment Practices

     U.S. Government Securities

     Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government securities") are high quality debt instruments issued or guaranteed as to principal or interest by the U.S. Treasury or an agency or instrumentality of the U.S. Government. These securities include

Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years). All such Treasury securities are backed by the full faith and credit of the United States.

     U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Fannie Mae (formerly, the Federal National Mortgage Association), Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("Ginnie Mae"), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("Freddie Mac"), Farm Credit Banks, Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation, and the Student Loan Marketing Association.

     Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by Fannie Mae, are supported only by the credit of the instrumentality and by a pool of mortgage assets. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. Limited-Term Bond Fund will invest in securities of agencies and instrumentalities only if WRIMCO is satisfied that the credit risk involved is acceptable.

     U.S. Government securities may include mortgage-backed securities issued by U.S. Government agencies or instrumentalities including, but not limited to, Ginnie Mae, Freddie Mac and Fannie Mae. These mortgage-backed securities include "pass-through" securities, "participation certificates" and collateralized mortgage obligations. See "Mortgage-Backed and Asset-Backed Securities." Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (i.e., liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. Government to tighten the availability of its credit.

     Money Market Instruments

     Money market instruments are high-quality, short-term debt instruments that present minimal credit risk. They may include

U.S. Government securities, commercial paper and other short-term corporate obligations, and certificates of deposit and other financial institution obligations. These instruments may carry fixed or variable interest rates.

     Zero Coupon Securities

     Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater price fluctuations in response to changing interest rates than prices of comparable maturities that make current distributions of interest in cash.

     A Fund may invest in zero coupon securities that are "stripped" U.S. Treasury notes and bonds, zero coupon bonds of corporate issuers and other securities that are issued with original issue discount ("OID"). The Federal tax law requires that a holder of a security with OID accrue a ratable portion of the OID on the security as income each year, even though the holder may receive no interest payment on the security during the year. Accordingly, although a Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have current income attributable to those securities and includable in the dividends paid to its shareholders. Those dividends will be paid from a Fund's cash assets or by liquidation of portfolio securities, if necessary, at a time when the Fund otherwise might not have done so.

     A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

     A Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury security and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. Government, a government agency, or a corporation in zero coupon form.

     Municipal Bonds

     Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main kinds of municipal bonds are general obligation bonds and revenue bonds. In general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source.

     A special class of bonds issued by state and local government authorities and agencies are industrial development bonds. Only those industrial development bonds the interest on which is free from Federal income taxation (although it may be an item of tax preference for purposes of the Federal alternative minimum tax ("AMT")) will be considered municipal bonds. In general, industrial development bonds are revenue bonds and are issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. They generally depend for their credit quality on the credit standing of the company involved. Such entities and persons should consult with their tax advisers before investing in Municipal Bond Fund.

     Municipal leases and participation interests therein are another specific type of municipal bond. The factors that WRIMCO considers in determining whether or not any rated municipal lease obligations are liquid include the following:
(i) the frequency of trades and quotes for the obligations; (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (iii) the willingness of dealers to undertake to make a market in the securities; (iv) the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer; (v) the likelihood that the marketability of the obligation will be maintained through the time the instrument is held; (vi) the credit quality of the issuer and the lessee; and (vii) the essentiality to the lessee of the property covered by the lease. Unrated municipal lease obligations are considered illiquid. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a variety of equipment and facilities. The Funds have not held and do not intend to hold such obligations directly as a lessor of the property, but may from time to time purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives a Fund a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

     Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt, including voter referenda, interest rate limits or public sale requirements. Leases, installment purchases or conditional sale contracts have evolved as a means for governmental issuers to acquire property and equipment without being required to meet these constitutional and statutory requirements. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. In determining the liquidity of a municipal lease obligation, WRIMCO will differentiate between direct interests in municipal leases and municipal lease-backed securities, the latter of which may take the form of a lease-backed revenue bond, a tax-exempt asset-backed security or any other investment structure using a municipal lease-purchased agreement as its base. While the former may present liquidity issues, the latter are based on a well established method of securing payment of a municipal lease obligation.

     WRIMCO and the Funds rely on the opinion of bond counsel for the issuer in determining whether obligations are municipal bonds. If a court should hold that an obligation held by Municipal Bond Fund is not a municipal bond (i.e., that the interest thereon is taxable), Municipal Bond Fund will sell the obligation as soon as possible, but it might incur a loss upon such sale.

     With respect to ratings of municipal bonds (see Appendix A to this SAI), now or in the future, S&P, or MIS may use different rating designations for municipal bonds depending on their maturities on issuance or other characteristics. For example, MIS currently rates the top four categories of "municipal notes" (i.e., municipal bonds generally with a maturity at the time of issuance ranging from six months to three years) as MIG 1, MIG 2, MIG 3 and MIG 4. A Fund is not required to dispose of any municipal bond if its rating falls below the rating required for its purchase, nor does such a fall in rating affect the amount of unrated municipal bonds that a Fund may buy.

     Mortgage-Backed and Asset-Backed Securities

     Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

     The U.S. Government mortgage-backed securities in which the Funds may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae, Fannie Mae or Freddie Mac. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

     Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security.

     For example, interest-only ("IO") classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor's initial investment, even if the security is government guaranteed or considered to be of the highest quality. Conversely, principal-only ("PO") classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.

     Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.

     Special Characteristics of Mortgage-Backed and Asset-Backed Securities. The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

     The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

     Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed-rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or "speed" of these payments can cause the value of the mortgage backed securities to fluctuate rapidly. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

     The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. Government mortgage-backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value and in some instances reduced liquidity, of the CMO class.

     Variable or Floating Rate Instruments

     Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value. Each Fund may invest in variable and floating rate instruments as long as WRIMCO determines that it is consistent with the Fund's goal(s) and investment policies.

     Bank Deposits

     Among the debt securities in which the Funds may invest are deposits in banks (represented by certificates of deposit or other evidence of deposit issued by such banks) of varying maturities. The Federal Deposit Insurance Corporation insures the principal of certain such deposits, currently to the extent of $100,000 per bank. Bank deposits are not marketable, and a Fund may invest in them only within the limit mentioned under "Illiquid Investments" unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

     Indexed Securities

     Each Fund (other than Municipal Bond Fund) may purchase securities the value of which varies in relation to the value of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators, subject to its operating policy regarding derivative instruments. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying investments. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

     Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies. WRIMCO will use its judgment in determining whether indexed securities should be treated as short-term instruments, bonds, stocks, or as a separate asset class for purposes of Asset Strategy Fund's investment allocations, depending on the individual characteristics of the securities. Certain indexed securities that are not traded on an established market may be deemed illiquid.

     Loans and Other Direct Debt Instruments

     Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to a Fund's policies regarding the quality of debt securities.

     Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and principal when due.

     Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to a Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, a Fund relies on WRIMCO's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

     A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

     Investments in direct debt instruments may entail less legal protection for a Fund. Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating a Fund to pay additional cash on demand. These commitments may have the effect of requiring a Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. A Fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments. Other types of direct debt instruments, such as loans through direct assignment of a financial institution's interest with respect to a loan, may involve additional risks to a Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

     For purposes of the limitations on the amount of total assets that a Fund will invest in any one issuer or in issuers within the same industry, a Fund generally will treat the borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, Securities and Exchange Commission ("SEC") interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

     Foreign Securities and Currencies

     International Growth Fund, Asset Strategy Fund, Total Return Fund, Growth Fund, Science and Technology Fund and High Income Fund may purchase securities of foreign issuers, including depositary receipts, subject to the restrictions described in the

Prospectus and this SAI. Limited-Term Bond Fund and Municipal Bond Fund may not invest in foreign securities.

     In general, depositary receipts are securities convertible into and evidencing ownership of securities of foreign corporate issuers, although depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. American depositary receipts, in registered form, are dollar-denominated receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. International depositary receipts and European depositary receipts, in bearer form, are foreign receipts evidencing a similar arrangement and are designed for use by non-U.S. investors and traders in non-U.S. markets. Global depositary receipts are designed to facilitate the trading of foreign issuers by U.S. and non-U.S. investors and traders.

     WRIMCO believes that there are investment opportunities as well as risks in investing in foreign securities. Individual foreign economies may differ favorably or unfavorably from the U.S. economy or each other in such matters as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Individual foreign companies may also differ favorably or unfavorably from domestic companies in the same industry. Foreign currencies may be stronger or weaker than the U.S. dollar or than each other. Thus, the value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. WRIMCO believes that ability to invest assets abroad might enable a Fund to take advantage of these differences and strengths where they are favorable.

     However, foreign securities and foreign currencies involve additional significant risks, apart from the risks inherent in U.S. investments. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial conditions and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be greater possibility of default by foreign governments or government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. These is no assurance that WRIMCO will be able to anticipate these potential events or counter their effects.

     The considerations noted above generally are intensified in developing countries. A developing country is a nation that, in WRIMCO's opinion, is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the United Kingdom, France, Germany, Italy, Japan and Canada. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

     Certain foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     Each of the Funds (other than Limited-Term Bond Fund and Municipal Bond
Fund) may purchase and sell foreign currency and invest in foreign currency deposits, and may enter into forward currency contracts, as described in the Prospectus and this SAI. Each of those Funds may incur a transaction charge in connection with the exchange of currency. Currency conversion involves dealer spreads and other costs, although commissions are not usually charged. See "Options, Futures and Other Strategies - Forward Currency Contracts" below.

     Restricted Securities

     Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.


     There are risks associated with investment in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent a Fund from reselling the securities at a time when such sale would be desirable. Restricted securities in which a Fund seeks to invest need not be listed or admitted to trading on a foreign or domestic exchange and may be less liquid than listed securities. Certain restricted securities, e.g., Rule 144A securities, may be determined to be liquid in accordance with guidelines adopted by the Board of Directors. See "Illiquid Investments."


     Lending Securities

     Securities loans may be made by each Fund (except Municipal Bond Fund) on a short-term or long-term basis for the purpose of increasing the Fund's income. If a Fund lends securities, the borrower pays the Fund an amount equal to the dividends or interest on the securities that the Fund would have received if it had not lent the securities. The Fund also receives additional compensation. Each of the Funds makes loans of its securities only to parties deemed by WRIMCO to be creditworthy.

     Any securities loan that a Fund makes must be collateralized in accordance with applicable regulatory requirements (the "Guidelines"). Under the present Guidelines, the collateral must consist of cash, U.S. Government securities or bank letters of credit, at least equal in value to the market value of the securities lent on each day that the loan is outstanding. If the market value of the lent securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals the market value of the securities lent. If the market value of the securities decreases, the borrower is entitled to the return of the excess collateral.

     There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for a Fund to receive interest on the investment of the cash collateral or to receive interest on the U.S. Government securities used as collateral. Part of the interest received in either case may be shared with the borrower.

     The letters of credit that a Fund may accept as collateral are agreements by banks (other than the borrowers of the Fund's securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the Fund, while the letter is in effect, amounts demanded by the Fund if the demand meets the terms of the letter. The Fund's right to make this demand secures the borrower's obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the Fund's custodian bank) must be satisfactory to the Fund. Under the Funds' current securities lending procedures, a Fund may lend securities only to broker-dealers and financial institutions deemed creditworthy by WRIMCO. A Fund will make loans only under rules of the New York Stock Exchange ("NYSE"), which presently require the borrower to return the securities to the Fund within five business days after the Fund gives notice to do so. If a Fund loses its voting rights on securities loaned, it will have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on. A Fund may pay reasonable finder's, administrative and custodian fees in connection with loans of securities.

     There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities loaned increases, risks of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially.

     Some, but not all, of these rules are necessary to meet requirements of certain laws relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. These requirements do not cover the present rules, which may be changed without shareholder vote, as to (i) whom securities may be loaned, (ii) the investment of cash collateral, or
(iii) voting rights.

     Repurchase Agreements

     Each of the Funds may purchase securities subject to repurchase agreements subject to its limitation on investment in illiquid investments. See "Illiquid Investments." A repurchase agreement is an instrument under which a Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

     The majority of the repurchase agreements in which a Fund would engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that a Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Fund.

In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value and loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. The Funds' repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Fund's custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by WRIMCO on the basis of criteria established by the Board of Directors.

     Warrants and Rights

     Warrants are options to purchase equity securities at a specified price valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to sharp decline in value than the underlying security might be. They are also generally less liquid than an investment in the underlying shares.

     When-Issued and Delayed-Delivery Transactions

     Each Fund may purchase any securities in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. In either case payment and delivery for the securities takes place at a future date. The securities so purchased or sold by a Fund are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing securities on a when issued or delayed-delivery basis, a Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to a Fund until delivery and payment is completed. When a Fund makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the securities in determining its net asset value per share. When a Fund sells a security on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the security. When a Fund makes a commitment to sell securities on a delayed-delivery basis, it will record the transaction and thereafter value the securities at the sales price in determining the Fund's net asset value per share. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity, or could suffer a loss.

     Ordinarily a Fund purchases securities on a when-issued or delayed-delivery basis with the intention of actually taking delivery of the securities. However, before the securities are delivered to the Fund and before it has paid for them (the "settlement date"), the Fund could sell the securities if WRIMCO decided it was advisable to do so for investment reasons. The Fund will hold aside or segregate cash or other securities, other than those purchased on a when-issued or delayed-delivery basis, at least equal to the amount it will have to pay on the settlement date; these other securities may, however, be sold at or before the settlement date to pay the purchase price of the when-issued or delayed-delivery securities.

     Investment Company Securities

     Certain of the Funds may purchase securities of closed-end investment companies. As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

     Precious Metals

     The ability of Asset Strategy Fund to purchase and hold precious metals such as gold, silver and platinum may allow it to benefit from a potential increase in the price of precious metals or stability in the price of such metals at a time when the value of securities may be declining. For example, during periods of declining stock prices, the price of gold may increase or remain stable, while the value of the stock market may be subject to a general decline.

     Precious metals prices are affected by various factors, such as economic conditions, political events and monetary policies. As a result, the price of gold, silver or platinum may fluctuate widely. The sole source of return to Asset Strategy Fund from such investments will be gains realized in sales; a negative return will be realized if the metal is sold at a loss. Investments in precious metals do not provide a yield. Asset Strategy Fund's direct investment in precious metals may be limited by tax considerations. See "Taxes" below for a more detailed discussion of the tax implications of investments in Precious metals.

     Illiquid Investments

     Illiquid investments are investments that cannot be sold or otherwise disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Investments currently considered to be illiquid include:

     (i)  repurchase agreements not terminable within seven days;

     (ii) securities for which market quotations are not readily available;

    (iii) over-the-counter ("OTC") options and their underlying collateral;

     (iv) bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand;

     (v) restricted securities not determined to be liquid pursuant to guidelines established by the Board of Directors;

     (vi) securities involved in swap, cap, collar and floor transactions;

    (vii) non-government stripped fixed-rate mortgage-backed securities; and

   (viii) direct debt instruments.

     The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     If through a change in values, net assets, or other circumstances, each Fund (except Asset Strategy Fund) were in a position where more than 10% (15% for Asset Strategy Fund) of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

     Options, Futures and Other Strategies

     General. WRIMCO may use certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts, forward currency contracts, swaps, caps, collars, floors, indexed securities and other derivative instruments (collectively "Financial Instruments") to attempt to enhance a Fund's income or yield or to attempt to hedge a Fund's investments. The strategies described below may be used in an attempt to manage a Fund's foreign currency exposure, if applicable, as well as other risks of the Fund's investments that can affect fluctuation in its net asset value.

     Generally, a Fund may purchase and sell any type of Financial Instrument. However, as an operating policy, a Fund will only purchase or sell a particular Financial Instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured or, with respect to foreign currency derivatives, if the Fund is authorized to invest in foreign securities.

     Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Fund's portfolio. Thus, in a short hedge, a Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

     Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire. Thus, in a long hedge, a Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If a Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's portfolio is the same as if the transaction were entered into for speculative purposes.

     Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a Fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

     The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the "CFTC"). In addition, a Fund's ability to use Financial Instruments will be limited by tax considerations. See "Taxes."

     In addition to the instruments, strategies and risks described below, WRIMCO expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as WRIMCO develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. WRIMCO may utilize these opportunities to the extent that they are consistent with a Fund's goal(s) and permitted by a Fund's investment limitations and applicable regulatory authorities. A Fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The Funds' Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.


     Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow.

     (1) Successful use of most Financial Instruments depends upon WRIMCO's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.


     (2) There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Fund entered into a short hedge because WRIMCO projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

     (4) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If a Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Fund sell a portfolio security at a disadvantageous time.

     (5) A Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

     Cover. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

     Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover or accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

     The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable a Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss.

     Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid Investments."

     Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid Investments."

     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

     A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

     A type of put that a Fund may purchase is an "optional delivery standby commitment," which is entered into by parties selling debt securities to the Fund. An optional delivery standby commitment gives a Fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

     Risks of Options on Securities. Options offer large amounts of leverage, which will result in a Fund's net asset value being more sensitive to changes in the value of the related instrument. A Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

     A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. However, there can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

     If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

     Options on Indices. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

     Risks of Options on Indices. The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

     Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a Fund as the call writer will not learn that the Fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

     If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

     OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

     Generally, OTC foreign currency options used by a Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

     Futures Contracts and Options on Futures Contracts. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

     In addition, futures strategies can be used to manage the average duration of a Fund's fixed-income portfolio. If WRIMCO wishes to shorten the average duration of a Fund's fixed-income portfolio, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If WRIMCO wishes to lengthen the average duration of a Fund's fixed-income portfolio, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

     Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain liquid assets in an account.

     Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by WRIMCO may still not result in a successful transaction. WRIMCO may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

     Index Futures. The risk of imperfect correlation between movements in the price of an index future and movements in the price of the securities that are the subject of the hedge increases as the composition of a Fund's portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index future moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, a Fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a Fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

     Where index futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.


     As an operating policy, to the extent that a Fund enters into futures contracts, options on futures contracts or options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of that Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of a Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.


     Foreign Currency Hedging Strategies--Special Considerations. Each Fund (other than Limited-Term Bond Fund and Municipal Bond Fund) may use options and futures contracts on foreign currencies (including the Euro), as described above, and foreign currency forward contracts, as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

     Each of these Funds might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, a Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the values of which WRIMCO believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

     The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

     Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

     Forward Currency Contracts. Each Fund (other than Limited-Term Bond Fund and Municipal Bond Fund) may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days
(term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

     Such transactions may serve as long hedges; for example, a Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that a Fund intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security, dividend or interest payment denominated in a foreign currency.

     Each of these Funds may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in Euros, it could enter into a forward currency contract to sell Euros in return for U.S. dollars to hedge against possible declines in the Euro's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. Each of these Funds could also hedge the position by selling another currency expected to perform similarly to the Euro. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     Each of these Funds also may use forward currency contracts to attempt to enhance income or yield. A Fund could use forward currency contracts to increase its exposure to foreign currencies that WRIMCO believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if a Fund owned securities denominated in a foreign currency and WRIMCO believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency.

     The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

     As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account.

     The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     Normally, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, WRIMCO believes that it is important to have the flexibility to enter into such forward currency contracts when it determines that the best interests of a Fund will be served.

     Successful use of forward currency contracts depends on WRIMCO's skill in analyzing and predicting currency values. Forward currency contracts may substantially change a Fund's exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as WRIMCO anticipates. There is no assurance that WRIMCO's use of forward currency contracts will be advantageous to a Fund or that WRIMCO will hedge at an appropriate time.

     Combined Positions. A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     Turnover. A Fund's options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a Fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

     Swaps, Caps, Collars and Floors. A Fund may enter into swaps, caps, collars and floors to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to attempt to enhance yield. Swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and selling a floor.

     Swap agreements, including caps, collars and floors, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield because, and to the extent, these agreements affect a Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates, or other factors such as security prices or inflation rates.

     Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options.


     The creditworthiness of firms with which a Fund enters into swaps, caps or floors will be monitored by WRIMCO. If a firm's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.


     The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the Fund's custodian that satisfies the requirements of the 1940 Act. Each Fund will also establish and maintain such account with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. WRIMCO and the Funds believe that such obligations do not constitute senior securities under the 1940

Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions. The Corporation understands that the position of the SEC is that assets involved in swap transactions are illiquid and are, therefore, subject to the limitations on investing in illiquid securities.


Investment Restrictions and Limitations

     Certain of the Funds' investment restrictions and other limitations are described in this SAI. The following are each Fund's fundamental investment restrictions set forth in their entirety, which, like each Fund's goal(s), cannot be changed without shareholder approval for the affected Fund. For this purpose, shareholder approval means the approval, at a meeting of Fund shareholders, by the lesser of (1) the holders of 67% or more of a Fund's shares represented at the meeting, if more than 50% of the Fund's outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in percentage resulting from a change in value of portfolio securities or amount of total assets will not be considered a violation of the restriction.

     (i) Total Return Fund, Growth Fund, Limited-Term Bond Fund, Municipal Bond Fund, International Growth Fund, Science and Technology Fund and High Income Fund may not buy real estate, any nonliquid interests in real estate investment trusts or interests in real estate limited partnerships; however, each of these Funds may buy obligations or instruments that it otherwise may buy even though the issuer invests in real estate or interests in real estate. Asset Strategy Fund may not invest in real estate limited partnerships or purchase or sell real estate unless acquired as a result of ownership of securities (but this shall not prevent this Fund from purchasing and selling securities issued by companies or other entities or investment vehicles that deal in real estate or interests therein, nor shall this prevent this Fund from purchasing interests in pools of real estate mortgage loans);

     (ii) Total Return Fund, Growth Fund, Limited-Term Bond Fund, Municipal Bond Fund, International Growth Fund, High Income Fund and Science and Technology Fund may not acquire shares of an investment company that issues redeemable securities. Total Return Fund, Growth Fund, International Growth Fund, High Income Fund and Science and Technology Fund may buy shares of an investment company that does not issue redeemable securities if the Fund does so in a regular transaction in the open market and in compliance with the requirements of the 1940 Act. Notwithstanding the foregoing, each of these Funds may also acquire investment company shares as part of a merger, consolidation or other reorganization;

    (iii) Total Return Fund, Growth Fund, Limited-Term Bond Fund, Municipal
          Bond Fund, International Growth Fund, High Income Fund and Science and Technology Fund may not lend money or other assets, other than through certain limited types of loans; however, each of these Funds may buy debt securities and other obligations consistent with its goal and its other investment policies and restrictions, may enter into repurchase agreements and, except Municipal Bond Fund, may lend its portfolio securities to the extent allowed, and in accordance with the requirements under, the 1940 Act. Asset Strategy Fund may not make loans, except (a) by lending portfolio securities to the extent allowed, and in accordance with the requirements under, the 1940 Act;
          (b) through the purchase of debt securities and other obligations consistent with its goal and its other investment policies and restrictions; and (c) by engaging in repurchase agreements with respect to portfolio securities;

     (iv) No Fund may invest for the purpose of exercising control or management of another issuer;

     (v) No Fund may sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (1) this policy does not prevent a Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments, (2) a Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (3) a Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments;

     (vi) No Fund may engage in the underwriting of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under Federal securities laws;

    (vii) No Fund may invest in a security if, as a result, it would own more than 10% of the outstanding voting securities of an issuer, or if more than 5% of the Fund's total assets would be invested in securities of that issuer, provided that U.S. Government securities are not subject to this limitation and up to 25% of the Fund's total assets may be invested without regard to these restrictions;

   (viii) No Fund (other than Science and Technology Fund) may buy a security if, as a result, 25% or more of the Fund's total assets would then be invested in securities of issuers having their principal business activities in the same industry, except for municipal bonds (other than industrial development bonds) and U.S. Government securities;

     (ix) Municipal Bond Fund may not purchase warrants;

     (x) Total Return Fund, Growth Fund, Limited-Term Bond Fund, Municipal Bond Fund, International Growth Fund, High Income Fund and Science and Technology Fund may not purchase or sell physical commodities; however, this policy does not prevent these Funds from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments. Asset Strategy Fund may not purchase or sell physical commodities, except that this Fund may purchase and sell precious metals for temporary, defensive purposes; however, this policy shall not prevent this Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments;

     (xi) Total Return Fund, Growth Fund, Limited-Term Bond Fund, Municipal Bond Fund, International Growth Fund, High Income Fund and Science and Technology Fund may not issue senior securities. Asset Strategy Fund may not issue bonds or any other class of securities preferred over shares of the Fund in respect of the Fund's assets or earnings, provided that this Fund may issue additional series and classes of shares in accordance with its Articles of Incorporation;

          Total Return Fund, Growth Fund, Limited-Term Bond Fund, Municipal Bond Fund, International Growth Fund, Science and Technology Fund and High Income Fund may not borrow money, except that these Funds may borrow money (and pledge assets in connection therewith) from banks for temporary, extraordinary or emergency purposes but only up to 5% of their respective assets. Asset Strategy Fund may not borrow money, except that this Fund may borrow money for emergency or extraordinary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (less liabilities other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of Asset Strategy Fund's total assets by reason of a decline in net assets will be reduced within three days to the extent necessary to comply with the 33 1/3% limitation. For purposes of this limitation, "three days" means three days, exclusive of Sundays and holidays;

    (xii) Total Return Fund, Growth Fund, Limited-Term Bond Fund, Municipal Bond Fund, International Growth Fund and High Income Fund may not invest in interests in oil, gas or mineral leases or mineral development programs, including oil and gas limited partnerships; and

   (xiii) At least 80% of Municipal Bond Fund's net assets will be invested during normal market conditions in municipal bonds.

     For purposes of applying restriction (vii) there may be a question as to who is the "issuer" of municipal bonds. For example, municipal bonds may be created by a particular government but be backed only by the assets and revenues of a subdivision of that government such as an agency, instrumentality, authority or other subdivision. In such case, such subdivision would be considered the "issuer" for the purposes of the 5% restriction. In the case of industrial development bonds, the nongovernmental user of facilities financed by them is also considered as a separate "issuer." This restriction does not apply to U.S. Government securities. The method of determining who is an "issuer" may be changed without shareholder vote. In applying this 5% restriction, the same standards apply as set forth above for determining who is an "issuer;" however, it also considers for the purpose of this 5% restriction that a guarantee by a government or other entity of a municipal bond is a separate security that would be given a value and included in the 5% restriction if the value of all municipal bonds created by the government or entity and owned by a Fund should exceed 10% of the value of its total assets.

     The following investment restrictions are not fundamental and may be changed by the Board of Directors without shareholder approval:

     (i) At least 65% of Growth Fund's and International Growth Fund's respective assets will be invested during normal market conditions in growth securities.


     (ii) During normal market conditions, at least 80% of International Growth Fund's total assets will be invested in foreign securities and at least 65% of its total assets will be invested in at least three different countries outside the United States. International Growth Fund may not purchase a foreign security if, as a result of such purchase, more than 75% of its total assets would be invested in issuers of any one foreign country. International Growth Fund will not invest more than 25% of its total assets in securities issued by the government of any one foreign country.

    (iii) During normal market conditions, Science and Technology Fund will not invest in any securities other than science securities or technology securities if, as a result, more than 20% of its total assets would be invested in such other securities.

     (iv) At least 65% of High Income Fund's total assets will be invested during normal market conditions to seek a high level of current income. High Income Portfolio will not purchase a common stock if, as a result, more than 20% of its total assets would be invested in common stocks. This 20% limit includes common stocks acquired on conversion of convertible securities, on exercise of warrants or call options or in any other voluntary manner. The Fund does not currently intend to invest more than 10% of its total assets in non-dividend-paying common stocks.

     (v) At least 80% of Municipal Bond Fund's assets will consist of municipal bonds of investment grade. Municipal Bond Fund does not intend to invest more than 50% of its assets in industrial development bonds. Up to 10% of Municipal Bond Fund's assets may be invested in debt securities other than municipal bonds. Municipal Bond Fund will have less than 25% of its assets in securities of issuers located in any single state.

     (vi) At least 65% of Limited-Term Bond Fund's total assets will be invested during normal market conditions in bonds, and at 65% of Municipal Bond Fund's total assets will be invested during normal market conditions in bonds exclusive of other municipal debt obligations.

    (vii) Each of Growth Fund, International Growth Fund, Limited-Term Bond Fund, Municipal Bond Fund, Science and Technology Portfolio Fund, and Total Return Fund does not currently intend to invest in non-investment grade debt securities if, as a result, more than 5% of its assets would consist of such investments. Asset Strategy Fund may not invest more than 35% of its total assets in non-investment grade debt securities and unrated securities judged by WRIMCO to be of equivalent quality. Limited-Term Bond Fund does not currently intend to invest more than 50% of its assets in securities rated in the lowest tier of investment grade debt securities (those rated BBB by S&P or Baa by MIS).

   (viii) Asset Strategy Fund currently intends to limit its investments in foreign securities, under normal market conditions, to no more than 50% of its total assets and to limit its investments in obligations of any single foreign government to less than 25% of its total assets.


     (ix) Each of Total Return Fund and Growth Fund may invest up to 10% of its net assets, and Science and Technology Fund may invest up to 20% of its net assets, in foreign securities. High Income Fund will not invest more than 25% of its total assets in securities issued by any single foreign government. Limited-Term Bond Fund and Municipal Bond Fund may not invest in foreign securities.


     (x) Asset Strategy Fund, Limited-Term Bond Fund and Municipal Bond Fund do not currently intend to invest more than 5% of their respective total assets in when-issued and delayed delivery transactions.

     (xi) Each Fund may not purchase a security if, as a result, more than 10% (15% for Asset Strategy Fund) of its net assets would consist of illiquid investments.

    (xii) High Income Fund and Science and Technology Fund do not currently intend to invest more than 5% of their respective assets in the shares of investment companies. Asset Strategy Fund does not currently intend to purchase shares of investment companies that do not redeem their shares except in a regular transaction in the open market where no commission except ordinary broker's commission is paid and if, as a result, no more than 10% of its total assets would be invested in such securities. Asset Strategy Portfolio does not currently intend to purchase shares of open-end investment companies. These limitations do not apply to securities received by Asset Strategy Fund as dividends, through offers of exchange, or as a result of a reorganization, consolidation or merger.

   (xiii) No Fund (other than Growth Fund and Science and Technology Fund) may invest in the securities of any issuer if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation. This restriction does not apply to any obligations issued or guaranteed by the U.S. government or a state or local government authority, or their respective instrumentalities, or to CMOs, other mortgage-related securities, asset-backed securities, indexed securities or OTC derivative instruments.

    (xiv) Asset Strategy Fund may borrow money only from a bank. Asset Strategy Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

     (xv) Asset Strategy Fund does not currently intend to lend assets other than securities to other parties, except by acquiring loans, loan participations, or other forms of direct debt instruments. (This limitation does not apply to purchases of debt securities and other obligations or to repurchase agreements.)

    (xvi) Asset Strategy Fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.


Portfolio Turnover

     A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. A Fund's turnover rate may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for the redemption of its shares.

     The portfolio turnover rates for the fiscal years ended March 31, 1999 and 1998 for each of the Funds then in existence were as follows:

                                                  1999              1998
                                                  -----             ----

Asset Strategy Fund                              168.17%           220.67%
Growth Fund                                       51.41%            33.46%
High Income Fund                                  50.98%            67.82%
International Growth Fund                        116.25%           105.11%
Limited-Term Bond Fund                            32.11%            27.37%
Municipal Bond Fund                               41.53%            27.86%
Science and Technology Fund                       51.00%            26.64%
Total Return Fund                                 54.73%            36.94%

     The portfolio turnover rate for the common stock portion of Asset Strategy Fund's portfolio for the fiscal year ended March 31, 1999 was 356.79%; the rate for the remainder of the portfolio was 73.22%.

     Science and Technology Fund and High Income Fund commenced operations on July 31, 1997.

     A high turnover rate will increase transaction costs and commission costs that will be borne by the Funds and could generate taxable income or loss.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES


The Management Agreement

     The Corporation has an Investment Management Agreement (the "Management Agreement") with WRIMCO. Under the Management Agreement, WRIMCO is employed to supervise the investments of the Funds and provide investment advice to the Funds. The address of WRIMCO and Waddell & Reed, Inc. is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. Waddell & Reed, Inc. (the "Distributor") is the Corporation's principal underwriter and distributor.

     The Management Agreement permits WRIMCO or an affiliate of WRIMCO to enter into a separate agreement for transfer agency services (the "Shareholder Servicing Agreement") and a separate agreement for accounting services (the "Accounting Services Agreement") with the Corporation. The Management Agreement contains detailed provisions as to the matters to be considered by the Corporation's Board of Directors prior to approving any Shareholder Servicing Agreement or Accounting Services Agreement.


Waddell & Reed Financial, Inc.

     WRIMCO is a wholly owned subsidiary of Waddell & Reed, Inc. Waddell & Reed, Inc. is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company. Waddell & Reed Financial Services, Inc. is a wholly owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company. The address of these companies is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.


     Waddell & Reed, Inc. and its predecessors have served as investment manager to each of the registered investment companies in the United Group of Mutual Funds, except United Asset Strategy Fund, Inc., since 1940 or the company's inception date, whichever was later, and to Target/United Funds, Inc. since that fund's inception, until January 8, 1992, when it assigned its duties as investment manager for these funds (and the related professional staff) to WRIMCO. WRIMCO has also served as investment manager for United Asset Strategy Fund, Inc. since it commenced operations in March 1995. Waddell & Reed, Inc. serves as principal underwriter for the Funds, the investment companies in the United Group of Mutual Funds and acts as principal underwriter and distributor for variable life insurance and variable annuity policies for which Target/United Funds, Inc. is the underlying investment vehicle.



Shareholder Services

     Under the Shareholder Servicing Agreement entered into between the Corporation and Waddell & Reed Services Company (the

"Agent"), a subsidiary of the Distributor, the Agent performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Corporation and handling of shareholder inquiries. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Corporation's Board of Directors without shareholder approval.


Accounting Services

     Under the Accounting Services Agreement entered into between the Corporation and the Agent, the Agent provides the Corporation with bookkeeping and accounting services and assistance, including maintenance of the Corporation's records, pricing of the Corporation's shares, and preparation of prospectuses for existing shareholders, proxy statements and certain reports. A new Accounting Services Agreement, or amendments to an existing one, may be approved by the Corporation's Board of Directors without shareholder approval.


Payments for Management, Accounting and Shareholder Services

     Under the Management Agreement, for WRIMCO's management services, the Corporation pays WRIMCO a fee as described in the Prospectus. The management fees paid to WRIMCO during the fiscal years ended March 31, 1999, 1998 and 1997 for each of the Funds then in existence were as follows:

                                       1999              1998             1997
                                       ----             -----             ----

Asset Strategy Fund              $  201,083        $  127,507       $  116,390
Growth Fund                       2,846,036         2,041,002        1,904,258
High Income Fund                    123,728            24,352*
International Growth Fund           725,596           553,692          251,914
Limited-Term Bond Fund              107,424           101,985          108,389
Municipal Bond Fund                 226,707           216,501          200,636
Science and Technology Fund         130,141            17,585*
Total Return Fund                 3,391,371         2,837,414        1,886,789

*For the period from 7/31/97, the date of initial public offering, to 3/31/98.

     For purposes of calculating the daily fee, the Corporation does not include money owed to it by the Distributor for shares which it has sold but not yet paid to the Corporation. The Corporation accrues and pays this fee daily.


     Under the Shareholder Servicing Agreement, with respect to Class B and Class C shares, each Fund pays the Agent a monthly fee of $1.3125 for each shareholder account that was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution, of cash or shares, had a record date in that month. For Class Y shares, each Fund pays the Agent a monthly fee equal to one-twelfth of .15 of 1% of the average daily net assets of that class for the preceding month. Each Fund also pays certain out-of-pocket expenses of the Agent, including long distance telephone communications costs; microfilm and storage costs for certain documents; forms, printing and mailing costs; and costs of legal and special services not provided by the Distributor, WRIMCO or the Agent.


     Under the Accounting Services Agreement, each Fund pays the Agent a monthly fee of one-twelfth of the annual fee shown in the following table.

                             Accounting Services Fee

                  Average
               Net Asset Level                      Annual Fee
          (all dollars in millions)             Rate for Each Fund
          -------------------------             ------------------

          From $    0 to $   10                      $      0
          From $   10 to $   25                      $ 10,000
          From $   25 to $   50                      $ 20,000
          From $   50 to $  100                      $ 30,000
          From $  100 to $  200                      $ 40,000
          From $  200 to $  350                      $ 50,000
          From $  350 to $  550                      $ 60,000
          From $  550 to $  750                      $ 70,000
          From $  750 to $1,000                      $ 85,000
               $1,000 and Over                       $100,000

     Fees paid to the Agent during the fiscal years ended March 31, 1999, 1998 and 1997 for each of the Funds then in existence were as follows:

                                        1999              1998             1997
                                        ----             -----             ----

Asset Strategy Fund                     15,000          10,000           10,000
High Income Fund                        10,000             833*
Growth Fund                             54,167          49,167           50,000
International Growth Fund               30,000          30,000           17,500
Limited-Term Bond Fund                  10,000          10,000           10,000
Municipal Bond Fund                     20,000          20,000           20,000
Science and Technology Fund             10,833           2,972*
Total Return Fund                       60,000          59,167           50,000

*For the period 7/31/97, the date of initial public offering, to 3-31-98.

     Because the Corporation pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above, WRIMCO and the Agent, respectively, pay all of their own expenses in providing these services. Amounts paid by the Corporation under the Shareholder Servicing

Agreement are described above. The Distributor and its affiliates pay the Corporation's Directors and officers who are affiliated with the Distributor and its affiliates. The Corporation pays the fees and expenses of the Corporation's other Directors.

     The Corporation pays all of its other expenses. These include, for each Fund, the costs of materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Corporation under Federal or other securities laws and to the Investment Company Institute and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.


Distribution Arrangement

     The Distributor acts as principal underwriter and distributor of the Corporation's shares pursuant to an underwriting agreement (the "Underwriting Agreement"). The Underwriting Agreement requires the Distributor to use its best efforts to sell the shares of the Corporation but is not exclusive, and permits and recognizes that the Distributor also distributes shares of other investment companies and other securities. Shares are sold on a continuous basis.


     Under the Distribution and Service Plan (the "Plan") for Class B and Class C shares adopted by the Corporation pursuant to Rule 12b-1 under the 1940 Act, the Corporation, with respect to each Fund, pays the Distributor daily a distribution fee not to exceed, on an annual basis, 0.75% of the particular Fund's net assets of the shares of the class and a service fee not to exceed, on an annual basis, 0.25% of the particular Fund's net assets of the shares of the class. Under a Distribution and Service Plan for Class Y shares (the "Class Y Plan") adopted by the Corporation pursuant to Rule 12b-1, the Corporation, with respect to each Fund, pays the Distributor daily a distribution and/or service fee not to exceed, on an annual basis, 0.25% of the particular Fund's Class Y net asset value.

     The Distributor offers the Corporation's shares through its registered representatives and sales managers (sales force) unless it elects, which is not contemplated, for Class B and Class C shares, to make distribution of shares also through other broker-dealers. In distributing shares through its sales force, the Distributor will pay commissions and incentives to the sales force at or about the time of sale and will incur other expenses including costs for prospectuses, sales literature, advertisements, sales office maintenance, processing of orders and general overhead with respect to its efforts to distribute the Corporation's shares. Each Plan and the Underwriting Agreement contemplate that the Distributor may be compensated for these class-related distribution efforts through the distribution fee.

     The sales force may be paid continuing compensation based on the value of the shares held by shareholders to whom the member of the sales force is assigned to provide personal services, and the Distributor or its subsidiary, Waddell & Reed Services Company, may also provide services to shareholders through telephonic means and written communications. For the fiscal year ended March 31, 1999, the Corporation paid (or accrued) the following amounts to the Distributor as distribution fees and service fees, respectively, under the Class B Plan for each of the Funds: Total Return Fund - $3,579,703 and $1,201,998; Growth Fund - $2,628,139 and $886,048; Limited-Term Bond Fund - $142,615 and $47,963; Municipal Bond Fund - $304,226 and $101,556; International Growth Fund
- $669,749 and $224,783; Asset Strategy Fund - $184,962 and $61,504; Science and
Technology Fund - $138,798 and $46,968; and High Income Fund - $141,552 and $47,649. For the fiscal year ended March 31, 1999, the Corporation paid (or accrued) the following amounts to the Distributor as distribution fees and service fees under the Class Y Plan for each of the Funds: Total Return Fund - $2,844; Growth Fund - $3,986; Limited-Term Bond Fund - $550; Municipal Bond Fund
- $1; International Growth Fund - $1,292; Asset Strategy Fund - $666; Science and Technology Fund - $12; and High Income Fund - $3. The distribution fees were paid to compensate the Distributor for its expenses relating to sales force compensation, providing prospectuses and sales literature to prospective investors, advertising, sales processing, field office expenses and home office sales management in connection with the distribution of Class B and/or Class Y shares of a Fund. The service fees were paid to compensate the Distributor for providing personal services to the particular Fund's Class B, Class C and/or Class Y shareholders and for the maintenance of Class B, Class C and/or Class Y accounts.

     The only Directors or interested persons, as defined in the 1940 Act, of the Corporation who have a direct or indirect financial interest in the operation of a Plan are the officers and Directors who are also officers of either Waddell & Reed, Inc. or its affiliate(s) or who are shareholders of Waddell & Reed Financial, Inc., the indirect parent company of Waddell & Reed, Inc. Each Plan is anticipated to benefit the applicable Fund and its shareholders affected by the particular Plan through Waddell & Reed, Inc.'s activities not only to distribute the affected shares of the Fund but also to provide personal services to shareholders of the affected class and thereby promote the maintenance of their accounts with the Fund. Each Fund anticipates that shareholders of a particular class may benefit to the extent that Waddell & Reed's activities are successful in increasing the assets of that Fund class, through increased sales or reduced redemptions, or a combination of these, and reducing a shareholder's share of Fund and class expenses. Increased Fund assets may also provide greater resources with which to pursue the goal of a Fund. Further, continuing sales of Fund shares may also reduce the likelihood that it will be necessary to liquidate portfolio securities, in amounts or at times that may be disadvantageous to a Fund, to meet redemption demands. In addition, each Fund anticipates that the revenues from the Plan will provide Waddell & Reed, Inc. with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to the Fund and its affected shareholders. Each Plan and the Underwriting Agreement were approved by the Corporation's Board of Directors, including the Directors who are not interested persons of the Corporation or of the Distributor and who have no direct or indirect financial interest in the operations of the Plan or any agreement referred to in the Plan (hereafter the "Plan Directors"). The Class B and Class Y Plans were also approved as to each Fund by the Distributor as the sole shareholder of the affected shares of each of the Funds, and classes thereof, at the time.


     Among other things, the Plan for each class provides that (i) the Distributor will submit to the Directors at least quarterly, and the Directors will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (ii) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto are approved by the Directors including the Plan Directors acting in person at a meeting called for that purpose, (iii) payments by the Corporation under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of that class of each affected Fund, and (iv) while the Plan remains in effect, the selection and nomination of the Directors who are Plan Directors shall be committed to the discretion of the Plan Directors.

     For the Corporation's fiscal year ended March 31, 1999, the Distributor earned deferred sales charges from each of the Funds with respect to Class B shares then in existence as follows: Total Return Fund - $685,398; Growth Fund - $389,310; Limited-Term Bond Fund - $25,931; Municipal Bond Fund - $57,794; International Growth Fund - $151,121; Asset Strategy Fund - $35,673; Science and Technology Fund - $25,217; and High Income Fund - $41,890.


Custodial and Auditing Services

     The custodian for each Fund is UMB Bank, n.a., Kansas City, Missouri. In general, the custodian is responsible for holding each Fund's cash and securities. Deloitte & Touche LLP, Kansas City, Missouri, the Funds' independent auditors, audits the Corporation's financial statements.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES


Determination of Offering Price

     The net asset value of each class of the shares of a Fund is the value of the assets of that class, less the liabilities of that class, divided by the total number of shares outstanding of that class.


     The offering price of a Class B, Class C or a Class Y share is its net asset value next determined following acceptance of a purchase order. The number of shares you receive for your purchase depends on the next offering price after the Distributor receives and accepts your order at its principal business office at the address shown on the cover of this SAI. You will be sent a confirmation after your purchase which will indicate how many shares you have purchased. Shares are normally issued for cash only.


     The Distributor need not accept any purchase order, and it or the Corporation may determine to discontinue offering Corporation shares for purchase.

     The net asset value per share is ordinarily computed once on each day that the NYSE is open for trading as of the later of the close of the regular session of the NYSE or the close of the regular session of any domestic securities or commodities exchange on which an option or future held by a Fund is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days. The net asset value changes every business day, since the value of the assets and the number of shares outstanding changes every business day.

     The securities in the portfolio of each Fund, except as otherwise noted, that are listed or traded on a stock exchange, are valued on the basis of the last sale on that day or, lacking any sales, at a price that is the mean between the closing bid and asked prices. Other securities that are traded over-the-counter are priced using The Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Bonds, other than convertible bonds, are generally valued using a third-party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Short-term debt securities are valued at amortized cost, which approximates market. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

     Foreign currency exchange rates are generally determined prior to the close of trading of the regular session of the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the regular session of trading on the NYSE, which events will not be reflected in a computation of a Fund's net asset value on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors. The foreign currency exchange transactions of a Fund conducted on a spot (i.e., cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

     Options and futures contracts purchased and held by a Fund are valued at the last sales price thereof on the securities or commodities exchanges on which they are traded, or, if there are no transactions, at the mean between bid and asked prices. Ordinarily, the close of the regular session for option trading on national securities exchanges is 4:10 p.m. Eastern time and the close of the regular session for commodities exchanges is 4:15 p.m. Eastern time. Futures contracts will be valued with reference to established futures exchanges. The value of a futures contract purchased by a Fund will be either the closing price of that contract or the bid price. Conversely, the value of a futures contract sold by a Fund will be either the closing price or the asked price.

     When a Fund writes a put or call, an amount equal to the premium received is included in the Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is "marked-to-market" to reflect the current market value of the put or call. If the call a Fund wrote is exercised, the proceeds received on the sale of the related investment are increased by the amount of the premium the Fund received. If a Fund exercised a call it purchased, the amount paid to purchase the related investment is increased by the amount of the premium paid. If a put written by a Fund is exercised, the amount that the Fund pays to purchase the related investment is decreased by the amount of the premium it received. If a Fund exercises a put it purchased, the amount the Fund receives from the sale of the related investment is reduced by the amount of the premium it paid. If a put or call written by a Fund expires, it has a gain in the amount of the premium; if a Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

Minimum Initial and Subsequent Investments


     For Class B and Class C shares, initial investments must be at least $1,000 with the exceptions described in this paragraph. A $100 minimum initial investment pertains to exchanges of shares from one Fund to another Fund. A $50 minimum initial investment pertains to purchases for certain retirement plan accounts and to accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $25 or more made from a bank account. A minimum initial investment of $25 is applicable to purchases made through payroll deduction for or by employees of WRIMCO, the Distributor, their affiliates or certain retirement plan accounts. Except with respect to certain exchanges and automatic withdrawals from a bank account, a shareholder may make subsequent investments of any amount.


     For Class Y shares, investments by government entities or authorities or by corporations must total at least $1 million. There is no initial investment minimum for other Class Y investors.



Flexible Withdrawal Service for Class B and Class C Shareholders

     If you qualify, you may arrange to receive through the Flexible Withdrawal Service (the "Service") regular monthly, quarterly, semiannual or annual payments by redeeming on an ongoing basis Class B or Class C shares. To qualify for the Service, you must have invested at least $10,000 in Class B or Class C shares which you still own of any of the Funds, or Waddell & Reed Money Market B or Waddell & Reed Money Market C shares of United Cash Management, Inc., a fund in the United Group of Mutual Funds, or you must own Class B or Class C shares having a value of at least $10,000. Class C shares purchased within the past year remain subject to the CDSC; however, Class B shares redeemed under the Service are not subject to a CDSC. Applicable forms to start the Service are available from Waddell & Reed, Inc.


     The maximum amount of the withdrawal for monthly, quarterly, semiannual and annual withdrawals is 2%, 6%, 12% and 24% respectively of the value of your account at the time the Service is established. The withdrawal proceeds are not subject to the deferred sales charge, but only within these percentage limitations. The minimum withdrawal is $50. The Service, and this exclusion from the deferred sales charge, does not apply to a one-time withdrawal.

     You can choose to have your shares redeemed to receive:

     1. a monthly, quarterly, semiannual or annual payment of $50 or more;

     2. a monthly payment, which will change each month, equal to a percentage of the value of the shares in your Account (you select the percentage); or

     3. a monthly or quarterly payment, which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

     Shares ordinarily are redeemed on the 20th day of the month in which the payment is to be made (or on the prior business day if the 20th is not a business day). Payments are usually made within five days of the redemption.

     Retirement plan accounts may be subject to a fee imposed by the plan custodian for use of their service.


     The dividends and distributions on shares of a class of a Fund that you have made available for the Service are paid in additional shares of that class of the Fund. All payments under the Service are made by redeeming shares, which may involve a gain or loss for tax purposes. To the extent that payments exceed dividends and distributions, the number of shares you own will decrease. When all of the shares in your account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity or income or return on your investment.


     You may, at any time, change the manner in which you have chosen to have shares redeemed to any of the other choices originally available to you. Subject to the deferred sales charge, you may at any time redeem part or all of the shares of a Fund in your account; if you redeem all of the shares, the Service is terminated. The Fund can also terminate the Service by notifying you in writing.

     After the end of each calendar year, information on shares redeemed will be sent to you to assist you in completing your Federal income tax return.


Exchange Privilege

     Class B Share Exchanges


     You may exchange Class B shares of one Fund of the Corporation for Class B shares of another Fund of the Corporation, or for Waddell & Reed Money Market B shares of United Cash Management, Inc., without charge.


     The redemption of a Fund's Class B shares as part of an exchange is not subject to the deferred sales charge. For purposes of computing the deferred sales charge, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.


     You may have a specific dollar amount of Waddell & Reed Money Market B shares of United Cash Management, Inc. automatically redeemed each month and invested in Class B or Class C shares of a Fund. The shares of United Cash Management, Inc. which you designate must be worth at least $100, which may be allocated among different Funds so long as each Fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such service.

     Class C Share Exchanges

     You may exchange Class C shares of one Fund of the Corporation for Class C shares of another Fund of the Corporation, or for Waddell & Reed Money Market C shares of United Cash Management, Inc. without charge.

     The redemption of a Fund's Class C shares as part of an exchange is not subject to the deferred sales charge. For purposes of computing the deferred sales charge, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

     You may have a specific dollar amount of Waddell & Reed Money Market C shares of United Cash Management, Inc. automatically redeemed each month and invested in Class C shares of a Fund. The shares of United Cash Management, Inc. which you designate must be worth at least $100, which may be allocated among different Funds so long as each Fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such service.


     Class Y Share Exchanges

     Class Y shares of a Fund may be exchanged for Class Y shares of any other Fund of the Corporation or for Class A shares of United Cash Management, Inc.

     General Exchange Information

     The exchange will be made at the net asset values next determined after receipt of your written request in good order by the Corporation. When you exchange shares, the total shares you receive will have the same aggregate net asset value as the total shares you exchange.

     These exchange rights may be eliminated or modified at any time by the Corporation, upon notice in certain circumstances.

Retirement Plans

     As described in the Prospectus, your account may be set up as a funding vehicle for a retirement plan. For individual taxpayers meeting certain requirements, Waddell & Reed, Inc. offers model or prototype documents for the following retirement plans. All of these plans involve investment in shares of one or more of the Funds (other than Municipal Bond Fund).

     Individual Retirement Accounts (IRAs). Investors having earned income may set up a plan that is commonly called an IRA. Under a traditional IRA, an investor can contribute each year up to 100% of his or her earned income, up to an annual maximum of $2,000 (provided the investor has not reached age 70 1/2). For a married couple, the annual maximum is $4,000 ($2,000 for each spouse) or, if less, the couple's combined earned income for the taxable year, even if one spouse had no earned income. Generally, the contributions are deductible unless the investor (or, if married, either spouse) is an active participant in a qualified retirement plan or if, notwithstanding that the investor or one or both spouses so participate, their adjusted gross income does not exceed certain levels. However, a married investor who is not an active participant, files jointly with his or her spouse and whose combined adjusted gross income does not exceed $150,000, is not affected by the spouse's active participant status.

     An investor may also use a traditional IRA to receive a rollover contribution that is either (a) a direct rollover distribution from an employer's plan or (b) a rollover of an eligible distribution paid to the investor from an employer's plan or another IRA. To the extent a rollover contribution is made to a traditional IRA, the distribution will not be subject to Federal income tax until distributed from the IRA. A direct rollover generally applies to any distribution from an employer's plan (including a custodial account under Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), but not an IRA) other than certain periodic payments, required minimum distributions and other specified distributions. In a direct rollover, the eligible rollover distribution is paid directly to the IRA, not to the investor. If, instead, an investor receives payment of an eligible rollover distribution, all or a portion of that distribution generally may be rolled over to an IRA within 60 days after receipt of the distribution. Because mandatory Federal income tax withholding applies to any eligible rollover distribution which is not paid in a direct rollover, investors should consult their tax advisers or pension consultants as to the applicable tax rules. If you already have an IRA, you may have the assets in that IRA transferred directly to an IRA offered by Waddell & Reed, Inc.

     Roth IRAs. Investors whose adjusted gross income (or combined adjusted gross income, if married) does not exceed certain levels may establish and contribute up to $2,000 per tax year to a Roth IRA. In addition, for an investor whose adjusted gross income does not exceed $100,000 (and who is not a married person filing a separate return), certain distributions from traditional IRAs may be rolled over to a Roth IRA and any of the investor's traditional IRAs may be converted into a Roth IRA; these rollover distributions and conversions are, however, subject to Federal income tax.

     Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in the Roth IRA, and withdrawals of earnings are not subject to Federal income tax if the account has been held for at least five years and the account holder has reached age 59 1/2 (or certain other conditions apply).

     Education IRAs. Although not technically for retirement savings, Education IRAs provide a vehicle for saving for a child's higher education. An Education IRA may be established for the benefit of any minor, and any person whose adjusted gross income does not exceed certain levels may contribute to an Education IRA, provided that no more than $500 may be contributed for any year to Education IRAs for the same beneficiary. Contributions are not deductible and may not be made after the beneficiary reaches age 18; however, earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified higher education expenses of the beneficiary (or a member of his or her family).

     Simplified Employee Pension (SEP) plans. Employers can make contributions to SEP-IRAs established for employees. An employer may contribute up to 15% of compensation, or $24,000, whichever is less, per year for each employee.

     Savings Incentive Match Plans for Employees (SIMPLE Plans). An employer with 100 or fewer employees who does not sponsor another active retirement plan may sponsor a SIMPLE to contribute to its employees' retirement accounts. A SIMPLE plan can be funded by either an IRA or a 401(k) plan. In general, an employer can choose to match employee contributions dollar-for-dollar (generally, up to 3% of the employee's compensation) or may contribute to all eligible employees 2% of their compensation, whether or not they defer salary to their SIMPLE plans. SIMPLE plans involve fewer administrative requirements than 401(k) or other qualified plans generally.

     Keogh Plans. Keogh plans, which are available to self-employed individuals, are defined contribution plans that may be either a money purchase plan or a profit-sharing plan. As a general rule, an investor under a defined contribution Keogh plan can contribute each year up to 25% of his or her annual earned income, with an annual maximum of $30,000.

     457 Plans. If an investor is an employee of a state or local government or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement in accordance with Section 457 of the Code.

     TSAs - Custodial Accounts and Title I Plans. If an investor is an employee of a public school system or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement through a custodian account under Section 403(b) of the Code. Some organizations have adopted Title I plans, which are funded by employer contributions in addition to employee deferrals.

     401(k) Plans. With a 401(k) plan, employees can make tax-deferred contributions into a plan to which the employer may also contribute, usually on a matching basis. An employee may defer each year up to 25% of compensation, subject to certain annual maximums, which may be increased each year based on cost-of-living adjustments.

     More detailed information about these arrangements and applicable forms are available from the Distributor. These plans may involve complex tax questions as to premature distributions and other matters. Investors should consult their tax adviser or pension consultant.


Redemptions

     The Prospectus gives information as to redemption procedures and deferred sales charges. Redemption payments are made within seven days unless delayed because of emergency conditions determined by the SEC, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities. Payment for redemptions of shares of the Corporation may be made in portfolio securities when the Corporation's Board of Directors determines that conditions exist making cash payments undesirable. Redemptions made in securities will be made only in readily marketable securities and the shareholder will incur commission or other transaction charges in order to convert these securities into cash. Securities used for payment of redemptions are valued at the value used in figuring net asset value. The Corporation, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder.


     As stated in the Prospectus with respect to Class B shares, a deferred sales charge is inapplicable in a variety of circumstances. The deferred sales charge is the subject of an effective order of exemption issued by the staff of the SEC. For purposes of determining application of the deferred sales charge, "employees" include retired employees and "directors" includes retired directors. A retired employee is an individual separated from service from the Distributor or any of its affiliated companies with a vested interest in any employee benefit plan sponsored by the Distributor or any of its affiliated companies. "Financial advisors" includes retired financial advisors. A "retired financial advisor" is any financial advisor who was, at the time of separation from service from the Distributor, a Senior Financial Advisor. A custodian under the Uniform Gifts (or Transfers) to Minors Act purchasing for the child of any employee or financial advisor may redeem shares without a deferred sales charge whether or not the custodian is an eligible purchaser.



Reinvestment Privilege


     The Corporation offers a one-time reinvestment privilege for Class B and Class C shares under which you may reinvest in any one or more of the Funds all or part of any amount of Class B or Class C shares you redeemed and have the corresponding amount of the deferred sales charge, if any, which you paid restored to your account by adding the amount of that charge to the amount you are reinvesting in Class B or Class C shares, as applicable. If Class B or Class C shares of a Fund are then being offered, you can put all or part of your redemption payment back into the Class B or Class C shares of that Fund at the net asset value next determined after you have returned the amount. Your written request to do this must be received within 30 days after your redemption. You can do this only once as to Class B shares of that Fund and only once as to Class C shares of that Fund. For purposes of determining future deferred sales charges, the reinvestment will be treated as a new investment. You do not use up this privilege by redeeming Class B or Class C shares to invest the proceeds at net asset value in a Keogh plan or an IRA.



Mandatory Redemption of Certain Small Accounts

     Each of the Funds has the right to require the redemption of shares held under any account or any plan if the aggregate net asset value of such shares (taken at cost or value as the Board of Directors may determine) is less than $500. The Board has no intent to require redemptions in the foreseeable future. If it should elect to require redemptions, shareholders who are affected will receive prior written notice and will be permitted 60 days to bring their accounts up to the minimum before this redemption is processed.


                             DIRECTORS AND OFFICERS

     The day-to-day affairs of the Corporation are handled by outside organizations selected by the Board of Directors. The Board of Directors has responsibility for establishing broad corporate policies for the Corporation and for overseeing overall performance of the selected experts. It has the benefit of advice and reports from independent counsel and independent auditors. The majority of the Directors are not affiliated with Waddell & Reed, Inc.

     The principal occupation during at least the past five years of each Director and officer of the Corporation is given below. Each of the persons listed through and including Mr. Vogel is a member of the Corporation's Board of Directors. The other persons are officers but not members of the Board of Directors. For purposes of this section, the term "Fund Complex" includes each of the registered investment companies in the United Group of Mutual Funds, Waddell & Reed Funds, Inc. and Target/United Funds, Inc. Each of the Corporation's Directors is also a Director of each of the funds in the Fund Complex and each of the Corporation's officers is also an officer of one or more of the funds in the Fund Complex.

KEITH A. TUCKER*


     Chairman of the Board of Directors of the Fund and each of the other funds in the Fund Complex; Chairman of the Board of Directors, Chief Executive Officer, Principal Financial Officer and Director of Waddell & Reed Financial, Inc.; President, Chairman of the Board of Directors and Chief Executive Officer of Waddell & Reed Financial Services, Inc.; Chairman of the Board of Directors of WRIMCO, Waddell & Reed, Inc. and Waddell & Reed Services Company; formerly, President of each of the funds in the Fund Complex; formerly, Chairman of the Board of Directors of Waddell & Reed Asset Management Company, a former affiliate of Waddell & Reed Financial, Inc. Date of birth: February 11, 1945.


JAMES M. CONCANNON
950 Docking Road
Topeka, Kansas  66615

     Dean and Professor of Law, Washburn University School of Law; Director, AmVestors CBO II Inc. Date of birth: October 2, 1947.

JOHN A. DILLINGHAM
4040 Northwest Claymont Drive
Kansas City, Missouri  64116

     President, JoDill Corp., an agricultural company; President and Director of Dillingham Enterprises Inc.; formerly, Director and consultant, McDougal Construction Company; formerly, Instructor at Central Missouri State University; formerly, Member of the Board of Police Commissioners, Kansas City, Missouri; formerly, Senior Vice President-Sales and Marketing, Garney Companies, Inc., a specialty utility contractor. Date of birth: January 9, 1939.

DAVID P. GARDNER
525 Middlefield Road, Suite 200
Menlo Park, California 94025

     President of Hewlett Foundation and Chairman of George S. and Delores Dori Eccles Foundation. Director of First Security Corp., a bank holding company, and Director of Fluor Corp., a company with interests in coal. Date of birth: March 24, 1933.

LINDA K. GRAVES*
1 South West Cedar Crest Road
Topeka, Kansas  66606

     First Lady of Kansas. Partner, Levy and Craig, P.C., a law firm. Date of birth: July 29, 1953.

JOSEPH HARROZ, JR.
125 South Creekdale Drive
Norman, Oklahoma 73072

     General Counsel of the Board of Regents and Adjunct Professor of Law at the University of Oklahoma College of Law; formerly, Vice President for Executive Affairs of the University of Oklahoma; formerly, an Attorney with Crowe & Dunlevy, a law firm. Date of birth: January 17, 1967.

JOHN F. HAYES
20 West 2nd Avenue
P. O. Box 2977
Hutchinson, Kansas  67504-2977

     Director of Central Bank and Trust; Director of Central Financial Corporation; Director of Central Properties, Inc.; Chairman of the Board of Directors, Gilliland & Hayes, P.A., a law firm; formerly, President, Gilliland & Hayes, P.A. Date of birth: December 11, 1919.

ROBERT L. HECHLER*


     President and Principal Financial Officer of the Fund and each of the other funds in the Fund Complex; Executive Vice President, Chief Operating Officer and Director of Waddell & Reed Financial, Inc.; Vice President, Chief Operating Officer, Director and Treasurer of Waddell & Reed Financial Services, Inc.; Executive Vice President, Principal Financial Officer, Director and Treasurer of WRIMCO; President, Chief Executive Officer, Principal Financial Officer, Director and Treasurer of Waddell & Reed, Inc.; President, Director and Treasurer of Waddell & Reed Services Company; formerly, Vice President of each of the funds in the Fund Complex; formerly, Director and Treasurer of Waddell & Reed Asset Management Company, a former affiliate of Waddell & Reed Financial, Inc. Date of birth: November 12, 1936.

HENRY J. HERRMANN*

     Vice President of the Fund and each of the other funds in the Fund Complex; President, Chief Investment Officer, Treasurer and Director of Waddell & Reed Financial, Inc.; Vice President, Chief Investment Officer and Director of Waddell & Reed Financial Services, Inc.; Director of Waddell & Reed, Inc.; President, Chief Executive Officer, Chief Investment Officer and Director of WRIMCO; formerly, President, Chief Executive Officer, Chief Investment Officer and Director of Waddell & Reed Asset Management Company, a former affiliate of Waddell & Reed Financial, Inc. Date of birth: December 8, 1942.

GLENDON E. JOHNSON
13635 Deering Bay Drive
Unit 284
Miami, Florida  33158

     Retired; formerly, Director and Chief Executive Officer of John Alden Financial Corporation and subsidiaries. Date of birth: February 19, 1924.

WILLIAM T. MORGAN*
928 Glorietta Blvd.
Coronado, California  92118

         Retired; formerly, Chairman of the Board of Directors and President of each of the funds in the Fund Complex then in existence. (Mr. Morgan retired as Chairman of the Board of Directors and President of the funds in the Fund Complex then in existence on April 30, 1993); formerly, President, Director and Chief Executive Officer of WRIMCO and Waddell & Reed, Inc.; formerly, Chairman of the Board of Directors of Waddell & Reed Services Company. Date of birth:
April 27, 1928.


RONALD C. REIMER
2601 Verona Road
Mission Hills, Kansas 66208

     Retired. Co-founder and teacher at Servant Leadership School of Kansas City; Director of Network Rehabilitation Services; formerly, Employment Counselor and Director of McCue-Parker Center. Date of birth: August 3, 1934.

FRANK J. ROSS, JR.*
700 West 47th Street
Kansas City, Missouri  64112

     Shareholder, Polsinelli, White, Vardeman & Shalton, a law firm. Date of birth: April 9, 1953.

ELEANOR B. SCHWARTZ
5100 Rockhill Road
Kansas City, Missouri  64113

     Professor of Business Administration, University of Missouri-Kansas City; formerly, Chancellor, University of Missouri-Kansas City. Date of birth: January 1, 1937.

FREDERICK VOGEL III
1805 West Bradley Road
Milwaukee, Wisconsin  53217

     Retired. Date of birth: August 7, 1935.

Helge K. Lee

     Vice President, Secretary and General Counsel of the Fund and each of the other funds in the Fund Complex; Secretary and General Counsel of Waddell & Reed Financial, Inc.; Vice President, Secretary, General Counsel and Director of Waddell & Reed Financial Services, Inc.; Senior Vice President, Secretary and General Counsel of WRIMCO and Waddell & Reed, Inc.; Senior Vice President, Secretary, General Counsel and Director of Waddell & Reed Services Company; formerly, Executive Vice President, Secretary and Chief Compliance Officer of LGT Asset Management, Inc. and affiliates; formerly, Senior Vice President, General Counsel and Secretary of Strong Capital Management, Inc. and affiliates. Date of birth: March 30, 1946.

Theodore W. Howard

     Vice President, Treasurer and Principal Accounting Officer of the Fund and each of the other funds in the Fund Complex; Vice President of Waddell & Reed Services Company. Date of birth: July 18, 1942.

Michael L. Avery

     Vice President of the Corporation and three other Funds in the Fund Complex; Senior Vice President of WRIMCO; formerly, Vice President of Waddell & Reed Asset Management Company. Date of birth: September 15, 1953.

Abel Garcia

     Vice President of the Corporation and two other funds in the Fund Complex; Senior Vice President of WRIMCO; formerly, Vice President of Waddell & Reed Asset Management Company. Date of birth: April 28, 1949.

John M. Holliday

     Vice President of the Corporation and eight other funds in the Fund Complex; Senior Vice President of WRIMCO; formerly, Senior Vice President of Waddell & Reed Asset Management Company. Date of birth: June 11, 1935.

Thomas A. Mengel

     Vice President of the Corporation and two other funds in the Fund Complex; Vice President of WRIMCO; formerly, President of Sal. Oppenheim jr. & Cie. Securities, Inc.; formerly, Vice President of Hauck and Hope Securities. Date of birth: April 13, 1957.

Louise D. Rieke

     Vice President of the Corporation and two other funds in the Fund Complex; Vice President of WRIMCO; formerly, Vice President of Waddell & Reed Asset Management Company. Date of birth: April 24, 1949.

Grant P. Sarris

     Vice President of the Fund and one other Fund in the Fund Complex, and Vice President of WRIMCO. Date of birth: September 14, 1966.

Mark G. Seferovich

     Vice President of the Corporation and one other Fund in the Fund Complex and Senior Vice President of the Manager; formerly, Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Date of birth:
April 6, 1947.

W. Patrick Sterner

     Vice President of the Corporation and one other fund in the Fund Complex; Vice President of WRIMCO; formerly, Vice President of Waddell & Reed Asset Management Company. Date of birth: January 11, 1949.

Daniel J. Vrabac

     Vice President of the Corporation and two other funds in the Fund Complex; Vice President of WRIMCO; formerly, Vice President of Waddell & Reed Asset Management Company. Date of birth: July 24, 1954.

James D. Wineland

     Vice President of the Corporation and two other funds in the Fund Complex; Vice President of WRIMCO; formerly, Vice President of Waddell & Reed Asset Management Company. Date of birth: September 25, 1951.

     The address of each person is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 unless a different address is given.

     The Directors who may be deemed to be "interested persons" as defined in the 1940 Act of the Fund's underwriter, Waddell & Reed, Inc., or of WRIMCO are indicated as such by an asterisk.

     The Board of Directors has created an honorary position of Director Emeritus, which position a Director may elect after resignation from the Board of Directors provided the Director has attained the age of 70 and has served as a Director of the Corporation for a total of at least five years. A Director Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her capacity as Director Emeritus, but has no authority or responsibility with respect to management of the Corporation. Messrs. Henry L. Bellmon, Jay B. Dillingham, Doyle Patterson, Ronald K. Richey and Paul S. Wise retired as Directors of the Corporation and of each of the funds in the Fund Complex and elected a position as Director Emeritus.

     The Corporation, the funds in the United Group and Target/United Funds, Inc. pay to each Director a total of $48,000 per year, plus $2,500 for each meeting of the Board of Directors attended plus reimbursement of expenses of attending such meeting and $500 for each committee meeting attended which is not in conjunction with a Board of Directors meeting, other than Directors who are affiliates of Waddell & Reed, Inc. The fees to the Directors who receive them are divided among the Corporation, the funds in the United Group and Target/United Funds, Inc. based on the funds' relative size. During the Corporation's fiscal year ended March 31, 1999, the Corporation's Directors received the following fees for service as a director:

                               COMPENSATION TABLE

                                                                   Total
                                      Aggregate                Compensation
                                    Compensation             From Corporation
                                        From                     and Fund
Director                             Corporation                 Complex*
--------                            ------------               ------------
Robert L. Hechler                        $    0                   $     0
Henry J. Herrmann                             0                         0
Keith A. Tucker                               0                         0
James M. Concannon                        2,494                    58,000
John A. Dillingham                        2,494                    58,000
David P. Gardner                          1,278                    29,000
Linda K. Graves                           2,494                    58,000
Joseph Harroz, Jr.                        1,188                    26,500
John F. Hayes                             2,494                    58,000
Glendon E. Johnson                        2,517                    58,500
William T. Morgan                         2,494                    58,000
Ronald C. Reimer                            662                    14,500
Frank J. Ross, Jr.                        2,494                    58,000
Eleanor B. Schwartz                       2,517                    58,500
Frederick Vogel III                       2,517                    58,500

*No pension or retirement benefits have been accrued as a part of Corporation expenses.


     Mr. Gardner was elected as a Director on August 19, 1998. Messrs. Harroz, Hechler, Herrmann and Reimer were elected as Directors on November 18, 1998. The officers are paid by WRIMCO or its affiliates.



Shareholdings


     As of July 31, 1999, all of the Corporation's Directors and officers as a group owned less than 1% of the outstanding shares of the Corporation. The following table sets forth information with respect to the Corporation, as of July 31, 1999, regarding the beneficial ownership of the series, and classes thereof, of the Corporation's shares.


                                                                          Shares owned
Name and Address                                Series and                Beneficially
of Beneficial Owner                                Class                  or of Record                          Percent
-------------------                             ----------                ------------                          -------
Liberty National Life                       International Growth Fund
  Insurance Company                              Class B                                                          %
2001 Third Avenue South
Birmingham AL 35233

Richard Voss TR                             Total Return Fund
Church TSA Archdiocese                           Class Y
  of OK
FBO Unallocated Assets                      Growth Fund
Church Sponsored                                 Class Y
  403(B) Plan
P. O. Box 32180                             Limited-Term Bond Fund
Oklahoma City OK 73123                           Class Y

                                            International Growth Fund
                                                 Class Y

                                            Asset Strategy Fund
                                                 Class Y

Fiduciary Trust Co NH TR                    Total Return Fund
Corporate Money Pension                          Class Y
 Plan
Okanogan County Hospital                    International Growth Fund
  District 3                                     Class Y
FBO Unallocated Assets
Qualified Plan 1329481
P. O. Box 793
Omak WA 98841

M E. Collins Contracting                    Total Return Fund
  Co Inc                                         Class Y
401K and Profit Sharing
980 East 25th St Box 83                     Growth Fund
Wahoo NE 68066                                   Class Y

                                            Limited-Term Bond Fund
                                                 Class Y

                                            International Growth Fund
                                                 Class Y

                                            Asset Strategy Fund
                                                 Class Y

                            PAYMENTS TO SHAREHOLDERS


General

     There are two (three, in the case of certain Funds) sources for the payments a Fund makes to you as a shareholder of a class of shares of a Fund, other than payments when you redeem your shares. The first source is net investment income, which is derived from the dividends, interest and earned discount on the securities a Fund holds, less expenses (which will vary by class). The second source is net realized capital gains, which are derived from the proceeds received from a Fund's sale of securities at a price higher than a Fund's tax basis (usually cost) in such securities, less losses from sales of securities at a price lower than the Fund's basis therein; these gains can be either long-term or short-term, depending on how long a Fund has owned the securities before it sells them. The third source (in the case of Total Return Fund, Growth Fund, International Growth Fund, Asset Strategy Fund, Science and Technology Fund and High Income Fund) is net realized gains from foreign currency transactions. The payments made to shareholders from net investment income, net short-term capital gains, and net realized gains from certain foreign currency transactions are called dividends.

     Each Fund pays distributions from net capital gains (the excess of net long-term capital gains over net short-term capital losses). It may or may not have such gains, depending on whether securities are sold and at what price. If a Fund has net capital gains, it will pay distributions once each year, in the latter part of the fourth calendar quarter, except to the extent it has net capital losses carried over from a prior year or years to offset the gains. It is the policy of each Fund to make annual capital gains distributions to the extent that net capital gains are realized in excess of available capital loss carryovers.

     Income and expenses are earned and incurred separately by each Fund, and gains and losses on portfolio transactions of each Fund are attributable only to that Fund. For example, capital losses realized by one Fund would not affect capital gains realized by another Fund.


Choices You Have on Your Dividends and Distributions


     On your application form, you can give instructions that (i) you want cash for your dividends and distributions, however, a total dividend and/or distribution amount less than ten dollars will be automatically paid in shares of a Fund of the same class as that with respect to which they were paid (ii) you want your dividends and distributions paid in shares of a Fund of the same class as that with respect to which they were paid, or (iii) you want cash for your dividends and want your distributions paid in shares of a Fund of the same class as that with respect to which they were paid. However, a total dividend amount less than ten dollars will be automatically paid in shares of a Fund of the same class as that with respect to which it was paid. You can change your instructions at any time. If you give no instructions, your dividends and distributions will be paid in shares of a Fund of the same class as that with respect to which they were paid. All payments in shares are at net asset value without any sales charge. The net asset value used for this purpose is that computed as of the payment date for the dividend or distribution, although this could be changed by the Board of Directors.



                                      TAXES


General

     Each of the Funds have qualified for treatment as a regulated investment company ("RIC") under the Code, so that it is relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gains and, for certain Funds, net gains from certain foreign currency transactions) that is distributed to its shareholders. To continue to qualify as a RIC, a Fund must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income plus, in the case of Municipal Bond Fund, its net interest income excludable from gross income under Section 103(a) of the Code ("Distribution Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures contracts or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities ("50% Diversification Requirement"); and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

     Investments in precious metals would have adverse tax consequences for Asset Strategy Fund and its shareholders if it either (1) derived more than 10% of its gross income in any taxable year from the disposition of precious metals and from other income that does not qualify under the Income Requirement or (2) held precious metals in such quantities that the Fund failed to satisfy the 50% Diversification Requirement for any quarter. Asset Strategy Fund intends to manage its portfolio so as to avoid failing to satisfy those requirements for these reasons.

     If a Fund failed to qualify for treatment as a RIC for any taxable year,
(a) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even if it distributed that income to its shareholders) and (b) the shareholders would treat all distributions out of its earnings and profits, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) and, for Municipal Bond Fund, distributions that otherwise would b e "exempt-interest dividends" described in the following paragraph, as dividends (that is, ordinary income). In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

     Dividends paid by Municipal Bond Fund will qualify as "exempt-interest dividends," and thus will be excludable from shareholders' gross income, if Municipal Bond Fund satisfies the additional requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a); Municipal Bond Fund intends to continue to satisfy this requirement. The aggregate dividends excludable from all shareholders' gross income may not exceed Municipal Bond Fund's net tax-exempt income. Municipal Bond Fund uses the average annual method to determine the exempt income portion of each distribution, and the percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of Municipal Bond Fund's income that was tax-exempt during the period covered by the distribution. The treatment of dividends from Municipal Bond Fund under state and local income tax laws may differ from the treatment thereof under the Code.


     Dividends and distributions declared by a Fund in October, November or December of any year and payable to its shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if they are paid by the Fund during the following January. Accordingly, those dividends and distributions will be taxed to the shareholders for the year in which that December 31 falls.

     If shares of a Fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for a dividend or distribution, the investor will receive some portion of the purchase price back as a taxable dividend or distribution.

     Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gains net income for the one-year period ending on October 31 of that year, plus certain other amounts. It is the Fund's policy to pay sufficient dividends and distributions each year to avoid imposition of the Excise Tax. The Code permits the Fund to defer into the next calendar year net capital losses incurred between November 1 and the end of the current calendar year.


Income from Foreign Securities

     Dividends and interest received, and gains realized, by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

     If more than 50% of the value of International Growth Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. Pursuant to any such election, International Growth Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to
(1) include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) treat the shareholder's share of those taxes and of any dividend paid by that Fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources and (3) either deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's Federal income tax. International Growth Fund will report to its shareholders shortly after each taxable year their respective shares of that Fund's income from sources within foreign countries and U.S. possessions and foreign taxes paid, if it makes this election. If International Growth Fund makes this election, then pursuant to the Taxpayer Relief Act of 1997 ("Tax Act"), beginning in 1998 individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

     Each of International Growth Fund, Asset Strategy Fund, Total Return Fund, Growth Fund, Science and Technology Fund and High Income Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Fund is a U.S. shareholder that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

     If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which probably would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not distributed to the Fund by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

     A Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over a Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Fund for prior taxable years. A Fund's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.

Regulations proposed in 1992 would provide a similar election with respect to the stock of certain PFICs.


Foreign Currency Gains and Losses

     Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders.


Income from Options, Futures and Forward Currency Contracts and Foreign
Currencies

     The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts and forward currency contracts derived by a Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

     Any income a Fund earns from writing options is treated as short-term capital gains. If a Fund enters into a closing purchase transaction, it will have short-term capital gains or losses based on the difference between the premium it receives for the option it wrote and the premium it pays for the option it buys. If an option written by a Fund lapses without being exercised, the premium it received also will be a short-term capital gain. If such an option is exercised and the Fund thus sells the securities subject to the option, the premium the Fund receives will be added to the exercise price to determine the gain or loss on the sale.

     Certain options, futures and forward contracts in which the Funds may invest may be "section 1256 contracts." Section 1256 contracts held by a Fund at the end of its taxable year, other than contracts subject to a "mixed straddle" election made by the Fund, are "marked-to-market" (that is, treated as sold at that time for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and 60% of any net realized gains or losses from any actual sales of section 1256 contracts, are treated as long-term capital gains or losses, and the balance are treated as short-term capital gains or losses. That 60% portion will qualify for the 20% (10% for taxpayers in the 15% marginal tax bracket) maximum tax rate on net capital gains enacted by the Taxpayers Relief Act of 1997. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax and other purposes. The Fund may need to distribute any mark-to-market gains to its shareholders to satisfy the Distribution Requirement and/or avoid imposition of the Excise Tax, even though it may not have closed the transactions and received cash to pay the distributions.

     Code section 1092 (dealing with straddles) may also affect the taxation of options and futures contracts in which the Funds may invest. That section defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. The regulations under section 1092 also provide certain "wash sale" rules that apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions will be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Funds are not entirely clear.

     If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward currency contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

Zero Coupon and Payment-in-Kind Securities

     Certain Funds may acquire zero coupon or other securities issued with OID. As the holder of those securities, a Fund must include in its income the OID that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, a Fund must include in its gross income securities it receives as "interest" on payment-in-kind securities. Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, in order to satisfy the Distribution Requirement and to avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gains.


Municipal Bond Fund

     The aggregate dividends excludable from the gross income of the Municipal Bond Fund's shareholders may not exceed the Fund's net tax-exempt income. If the Fund's shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares. Tax-exempt interest attributable to certain private activity bonds ("PABs") (including a proportionate part of the exempt-interest dividends paid by the Fund attributable thereto) is a tax preference item for purposes of the AMT. Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to the AMT without regard to whether the Fund's tax-exempt interest was attributable to those PABs.

     Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including tax-exempt income such as the Fund's exempt interest dividends) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the Fund still are tax-exempt to the extent described in the Prospectus; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

     If the Fund invests in any instruments that generate taxable income, under the circumstances described in the Prospectus, distributions of the income earned thereon will be taxable to the Fund's shareholders as ordinary income to the extent of its earnings and profits. Moreover, if the Fund realizes capital gains as a result of market transactions, any distribution of those gains will be taxable to its shareholders. There also may be collateral Federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions, and property and casualty insurance companies. A shareholder falling into any such category should consult its tax adviser concerning its investment in shares of the Fund.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     One of the duties undertaken by WRIMCO pursuant to the Management Agreement is to arrange for the purchase and sale of securities for the portfolio of each Fund. With respect to Limited-Term Bond Fund, Municipal Bond Fund and High Income Fund, many purchases are made directly from issuers or from underwriters, dealers or banks. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers will include the spread between the bid and the asked prices. Otherwise, transactions in securities other than those for which an exchange is the primary market are generally done with dealers acting as principals or market makers. Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The individuals who manage the Funds may manage other advisory accounts with similar investment objectives. It can be anticipated that the manager will frequently place concurrent orders for all or most accounts for which the manager has responsibility or WRIMCO may otherwise combine orders for the Fund with those of other funds in the United Group and Target/United Funds, Inc. or other accounts over which it has investment discretion. Transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account, except where the combined order is not filled completely. In this case, WRIMCO will ordinarily allocate the transaction pro rata based on the orders placed. Sharing in large transactions could affect the price a Fund pays or receives or the amount it buys or sells. However, sometimes a better negotiated commission is available through combined orders.

     To effect the portfolio transactions of a Fund, WRIMCO is authorized to engage broker-dealers ("brokers") which, in its best judgment based on relevant factors, will implement the policy of the Fund to seek "best execution" (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. WRIMCO need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Fund. Subject to review by the Board of Directors, such policies include the selection of brokers which provide execution and/or research services and or other services, including pricing or quotation services, directly or through others ("research and brokerage services") considered by WRIMCO to be useful or desirable for its investment management of the Fund and/or the other funds and accounts over which WRIMCO has investment discretion.

     Such research and brokerage services are, in general, defined by reference to Section 28(e) of the Securities Exchange Act of 1934 as including (i) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers; (ii) furnishing analyses and reports; or (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). "Investment discretion" is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account, or making those decisions even though someone else has responsibility.

     The commissions paid to brokers that provide such research and/or brokerage services may be higher than another qualified broker would charge for effecting comparable transactions if a good faith determination is made by WRIMCO that the commission is reasonable in relation to the research or brokerage services provided. Subject to the foregoing considerations, WRIMCO may also consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions. No allocation of brokerage or principal business is made to provide any other benefits to WRIMCO.

     The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of WRIMCO, and investment research received for the commissions of those other accounts may be useful both to the Corporation and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist WRIMCO in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made by WRIMCO.

     Such investment research (which may be supplied by a third party at the instance of a broker) includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of WRIMCO; serves to make available additional views for consideration and comparisons; and enables WRIMCO to obtain market information on the price of securities held in a Fund's portfolio or being considered for purchase.

     The Corporation may also use its brokerage to pay for pricing or quotation services to value securities.

     The table below sets forth the brokerage commissions paid by each of the Funds then in existence during the fiscal years ended March 31, 1999, 1998 and 1997. These figures do not include principal transactions or spreads or concessions on principal transactions, i.e., those in which a Fund sells securities to a broker-dealer firm or buys from a broker-dealer firm securities owned by it.

                                           1999              1998             1997
                                           ----             -----            -----
Asset Strategy Fund                  $   51,488          $ 26,334         $ 18,737
Growth Fund                             172,608            82,603          136,278
High Income Fund                            616               ---*
International Growth Fund               475,534           386,865          254,192
Limited-Term Bond Fund                      ---               ---              ---
Municipal Bond Fund                         ---             1,371              ---
Science and Technology Fund              16,836             4,802*
Total Return Fund                       355,480           288,547          200,131
                                     ----------          --------         --------
         Total                       $1,072,562          $790,522         $609,338
                                     ==========          ========         ========


*For the period from July 31, 1997, the date of the initial public offering, to March 31, 1998.


     The next table shows for each of the Funds the transactions, other than principal transactions, which were directed to broker-dealers who provided research as well as execution and the brokerage commissions paid during the fiscal year ended March 31, 1999 for each of the Funds. These transactions were allocated to these broker-dealers by the internal allocation procedures described above.

                                              Amount of             Brokerage
                                           Transactions           Commissions
                                           ------------           -----------

Asset Strategy Fund .................      $ 12,992,281              $ 21,383
Growth Fund .........................        77,596,279               120,639
High Income Fund* ...................           688,037                   600
International Growth Fund ...........         4,966,740                 4,548
Limited-Term Bond Fund ..............               ---                   ---
Municipal Bond Fund .................               ---                   ---
Science and Technology Fund*.........         3,287,341                 4,584
Total Return Fund ...................       276,025,025               312,947
                                           ------------              --------
     Total ..........................      $375,555,703              $464,701
                                           ============              ========

     As of March 31, 1999, Waddell & Reed Total Return Fund owned Morgan Stanley, Dean Witter, Discover & Co. securities in the aggregate amount of $559,650. Morgan Stanley, Dean Witter, Discover & Co. is a regular broker of the Fund. Waddell & Reed Limited-Term Bond Fund owned Salomon Inc. securities in the aggregate amount of $511,575. Salomon Inc. is a regular broker of the Fund.

     The Corporation, WRIMCO and Waddell & Reed, Inc. have adopted a Code of Ethics which imposes restrictions on the personal investment activities of their employees, officers and interested directors.


                                OTHER INFORMATION


General

     The Corporation was organized on January 29, 1992.


The Shares of the Funds

     The shares of each of the Funds represents an interest in that Fund's securities and other assets and in its profits or losses. Each fractional share of a class has the same rights, in proportion, as a full share of that class.


     Each Fund offers three classes of its shares: Class B, Class C and Class Y. Each class of a Fund represents an interest in the same assets of the Fund and differs as follows: each class of shares has exclusive voting rights on matters pertaining to matters appropriately limited to that class; Class B and Class C shares are subject to a CDSC and to ongoing distribution and service fees; Class Y shares are not subject to a CDSC but are subject to an ongoing distribution and service fee that differs in amount from that of the Class B and Class C shares; each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. The Funds do not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the same Fund by virtue of those classes. On an ongoing basis, the Board of Directors will consider whether any such conflict exists and, if so, take appropriate action. Each share of a Fund is entitled to equal voting, dividend, liquidation and redemption rights, except that due to the differing expenses borne by the three classes, dividends and liquidation proceeds of Class B and Class C shares are expected to be lower than for Class Y shares of the same Fund. Shares are fully paid and nonassessable when purchased.



     The Funds do not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in fundamental investment policy, which require shareholder approval will be presented to shareholders at a meeting called by the Board of Directors for such purpose.

     Special meetings of shareholders may be called for any purpose upon receipt by a Fund of a request in writing signed by shareholders holding not less than 25% of all shares entitled to vote at such meeting, provided certain conditions stated in the bylaws are met. There will normally be no meeting of the shareholders for the purpose of electing directors until such time as less than a majority of directors holding office have been elected by shareholders, at time which the directors then in office will call a shareholders' meeting for the election of directors. To the extent that Section 16(c) of the 1940 Act applies to a Fund, the directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

     Each share (regardless of class) has one vote. All shares of a Fund vote together as a single class, except as to any matter for which a separate vote of any class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular classes, in which case only the shareholders of the affected classes are entitled to vote, each as a separate class.

     Each share of each Fund (regardless of class) is entitled to one vote. On certain matters such as the election of Directors, all shares of the eight Funds vote together as a single class. On other matters affecting a particular Fund, the shares of that Fund vote together as a separate class, such as with respect to a change in an investment restriction of a particular Fund, except that as to matters for which a separate vote of a class is required by the 1940 Act or which affects the interests of one or more particular classes, the affected shareholders vote as a separate class. In voting on a Management Agreement, approval by the shareholders of a Fund is effective as to that Fund whether or not enough votes are received from the shareholders of the other Funds to approve the Management Agreement for the other Funds.


Initial Investment

     On April 24, 1992, the Distributor purchased for investment 2,000 Class B shares of each Fund (other than Asset Strategy Fund, Science and Technology Fund and High Income Fund) at a net asset value of $10.00 per share.

     On April 20, 1995, the Distributor purchased for investment 2,000 Class B shares of Asset Strategy Fund at a net asset value of $10.00 per share.

     On July 31, 1997, the Distributor purchased for investment 2,000 Class B shares and 2,000 Class Y shares of Science and Technology Fund and High Income Fund at a net asset value of $10.00 per share.

                                   APPENDIX A

     The following are descriptions of some of the ratings of securities which the Corporation may use. The Corporation may also use ratings provided by other nationally recognized statistical rating organizations in determining the securities eligible for investment.

                           DESCRIPTION OF BOND RATINGS

     Standard & Poor's, a division of The McGraw-Hill Companies, Inc. A Standard & Poor's ("S&P") corporate bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     2.   Nature of and provisions of the obligation;

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA also qualifies as high quality debt. Capacity to pay interest and repay principal is very strong, and debt rated AA differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC, C -- Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC -- Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI -- The rating CI is reserved for income bonds on which no interest is being paid.

     D -- Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace periods. The D rating will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-) -- To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     NR -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     Debt Obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

     Moody's Investors Service, Inc. A brief description of the applicable Moody's Investors Service ("MIS") rating symbols and their meanings follows:

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                     Description of Preferred Stock Ratings

     Standard & Poor's, a division of The McGraw-Hill Companies, Inc. An S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

     The preferred stock ratings are based on the following considerations:

1. Likelihood of payment - capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

2.   Nature of, and provisions of, the issue;

3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA -- A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A -- An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB -- An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the 'A' category.

     BB, B, CCC -- Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CC -- The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

     C -- A preferred stock rated C is a non-paying issue.

     D -- A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

     NR -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     Plus (+) or minus (-) -- To provide more detailed indications of preferred stock quality, the rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Moody's Investors Service, Inc. Because of the fundamental differences between preferred stocks and bonds, a variation of MIS familiar bond rating symbols is used in the quality ranking of preferred stock. The symbols are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

     Note: MIS applies numerical modifiers 1, 2 and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Preferred stock rating symbols and their definitions are as follows:

     aaa -- An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa -- An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

     a -- An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa -- An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba -- An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b -- An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa -- An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca -- An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c -- This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                           DESCRIPTION OF NOTE RATINGS

     Standard and Poor's, a division of The McGraw-Hill Companies, Inc. An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

      -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note).

      -- Source of Payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

         The note rating symbols and definitions are as follows:

         SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

         SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         SP-3    Speculative capacity to pay principal and interest.

     Moody's Investors Service, Inc. MIS Short-Term Loan Ratings -- MIS ratings for state and municipal short-term obligations will be designated MIS Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run. Rating symbols and their meanings follow:

     MIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG 3 -- This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG 4 -- This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

     Standard & Poor's, a division of The McGraw-Hill Companies, Inc. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to D for the lowest. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to indicate the relative degree of safety. Issues assigned an A rating (the highest rating) are regarded as having the greatest capacity for timely payment. An A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An A-2 rating indicates that capacity for timely payment is satisfactory; however, the relative degree of safety is not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment; however, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only speculative capacity for timely payment. A C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default, which occurs when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

     Moody's Investors Service, Inc. commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. MIS employs the designations of Prime 1, Prime 2 and Prime 3, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. Issuers rated Prime 1 have a superior capacity for repayment of short-term promissory obligations and repayment capacity will normally be evidenced by (1) lending market positions in well established industries; (2) high rates of return on Funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime 2 also have a strong capacity for repayment of short-term promissory obligations as will normally be evidenced by many of the characteristics described above for Prime 1 issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation; capitalization characteristics, while still appropriate, may be more affected by external conditions; and ample alternate liquidity is maintained. Issuers rated Prime 3 have an acceptable capacity for repayment of short-term promissory obligations, as will normally be evidenced by many of the characteristics above for Prime 1 issuers, but to a lesser degree. The effect of industry characteristics and market composition may be more pronounced; variability in earnings and profitability may result in changes in the level of debt protection measurements and requirement for relatively high financial leverage; and adequate alternate liquidity is maintained.

22.  Financial Statements
     --------------------

(a)  Financial Statements -- Waddell & Reed Funds, Inc.

     Included in Part B:
     -------------------

     As of March 31, 1999
              Statement of Assets and Liabilities

     For the year ended March 31, 1999
              Statement of Operations

     For each of the two years in the period ended March 31, 1999
              Statement of Changes in Net Assets

     Schedule I -- Investment Securities as of March 31, 1999

     Report of Independent Accountants

THE INVESTMENTS OF
TOTAL RETURN FUND
MARCH 31, 1999

                                                                                       Shares                 Value
COMMON STOCKS
Apparel and Accessory Stores - 0.88%
   Gap, Inc. (The) ........................................................            66,450          $  4,472,916

Building Materials and Garden Supplies - 0.85%
   Home Depot, Inc. (The) .................................................            69,600             4,332,600

Cable and Other Pay Television Services - 2.01%
   Cox Communications, Inc., Class A* .....................................           135,300            10,232,063

Chemicals and Allied Products - 14.48%
   Air Products and Chemicals, Inc. .......................................            71,800             2,459,150
   Bristol-Myers Squibb Company ...........................................            89,700             5,768,831
   Colgate-Palmolive Company ..............................................            40,100             3,689,200
   du Pont (E.I.) de Nemours and Company ..................................           133,600             7,757,150
   Gillette Company (The) .................................................            82,050             4,876,847
   Lilly (Eli) and Company ................................................            90,000             7,638,750
   Merck & Co., Inc. ......................................................            70,600             5,661,237
   Monsanto Company .......................................................           131,800             6,054,562
   Novartis, AG (A) .......................................................             2,700             4,389,100
   PPG Industries, Inc. ...................................................            34,500             1,768,125
   Pfizer Inc. ............................................................            40,300             5,591,625
   Pharmacia & Upjohn, Inc. ...............................................            46,600             2,906,675
   Procter & Gamble Company (The) .........................................            39,600             3,878,325
   Warner-Lambert Company .................................................           171,300            11,337,919
      Total ...............................................................                              73,777,496

Communication - 4.99%
   AT&T Corporation .......................................................            81,500             6,504,719
   AirTouch Communications* ...............................................            56,000             5,411,000
   Level 3 Communications, Inc.* ..........................................            45,000             3,277,969
   MCI WORLDCOM, Inc.* ....................................................            64,000             5,666,000
   SBC Communications Inc. ................................................            97,300             4,585,262
      Total ...............................................................                              25,444,950

Depository Institutions - 2.18%
   Chase Manhattan Corporation (The) ......................................            61,000             4,960,062
   Citigroup Inc. .........................................................            96,450             6,160,744
      Total ...............................................................                              11,120,806

Electric, Gas and Sanitary Services - 3.95%
   Consolidated Edison, Inc. ..............................................            94,200             4,268,437
   Duke Energy Corp. ......................................................            78,300             4,277,138
   Republic Services, Inc., Class A* ......................................           175,500             2,840,906
   Texas Utilities Company ................................................           210,300             8,766,881
      Total ...............................................................                              20,153,362

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
TOTAL RETURN FUND
MARCH 31, 1999

                                                                                       Shares                 Value
COMMON STOCKS (Continued)
Electronic and Other Electric Equipment - 7.35%
   Analog Devices, Inc.* ..................................................            99,600          $  2,963,100
   General Electric Company ...............................................           103,100            11,405,438
   General Instrument Corporation* ........................................           141,400             4,286,187
   Intel Corporation ......................................................            81,900             9,735,863
   Maytag Corporation .....................................................            64,700             3,906,262
   Telefonaktiebolaget LM Ericsson, ADR,
      Class B .............................................................           216,500             5,162,172
      Total ...............................................................                              37,459,022

Fabricated Metal Products - 2.22%
   Lockheed Martin Corporation ............................................           220,800             8,321,400
   Newell Rubbermaid Inc. .................................................            63,300             3,006,750
      Total ...............................................................                              11,328,150

Food and Kindred Products - 2.08%
   Bestfoods ..............................................................            86,200             4,051,400
   Coca-Cola Company (The) ................................................            43,800             2,688,225
   Panamerican Beverages Inc., Class A ....................................            80,900             1,420,806
   Ralston-Ralston Purina Group ...........................................            91,800             2,449,913
      Total ...............................................................                              10,610,344

Food Stores - 1.30%
   Kroger Co. (The)* ......................................................           110,400             6,610,200

General Merchandise Stores - 3.63%
   Dayton Hudson Corporation ..............................................           103,000             6,862,375
   Wal-Mart Stores, Inc. ..................................................           126,200            11,634,063
      Total ...............................................................                              18,496,438

Health Services - 1.07%
   Tenet Healthcare Corporation* ..........................................           289,300             5,478,619

Industrial Machinery and Equipment - 4.62%
   Case Corporation .......................................................           212,400             5,389,650
   Cisco Systems, Inc.* ...................................................            88,800             9,731,925
   Deere & Company ........................................................            61,000             2,356,125
   International Business Machines Corporation ............................            34,200             6,061,950
      Total ...............................................................                              23,539,650

Instruments and Related Products - 3.45%
   General Motors Corporation, Class H* ...................................            46,900             2,365,519
   Guidant Corporation ....................................................           142,800             8,639,400
   Medtronic, Inc. ........................................................            48,600             3,487,050
   Raytheon Company, Class A ..............................................            53,699             3,101,117
      Total ...............................................................                              17,593,086

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
TOTAL RETURN FUND
MARCH 31, 1999

                                                                                       Shares                 Value
COMMON STOCKS (Continued)
Insurance Carriers - 2.13%
   American International Group, Inc. .....................................            58,800          $  7,092,750
   Chubb Corporation (The) ................................................            63,900             3,742,144
      Total ...............................................................                              10,834,894

Miscellaneous Manufacturing Industries - 0.45%
   Tyco International Ltd. ................................................            32,000             2,296,000

Miscellaneous Retail - 0.87%
   Costco Companies, Inc.* ................................................            48,500             4,442,297

Motion Pictures - 2.01%
   Time Warner Incorporated ...............................................           121,200             8,612,775
   Walt Disney Company (The) ..............................................            52,200             1,624,725
      Total ...............................................................                              10,237,500

Nondepository Institutions - 5.71%
   American Express Company ...............................................             2,500               293,750
   Associates First Capital Corporation,
      Class A .............................................................           158,942             7,152,390
   Fannie Mae .............................................................           181,200            12,548,100
   Freddie Mac ............................................................           159,200             9,094,300
      Total ...............................................................                              29,088,540

Oil and Gas Extraction - 1.64%
   Burlington Resources Incorporated ......................................           208,900             8,342,944

Paper and Allied Products - 0.39%
   Willamette Industries, Inc. ............................................            52,800             1,993,200

Petroleum and Coal Products - 2.20%
   Chevron Corporation ....................................................            28,500             2,520,469
   Exxon Corporation ......................................................            31,200             2,201,550
   Mobil Corporation ......................................................            45,200             3,977,600
   Royal Dutch Petroleum Company ..........................................            47,900             2,490,800
      Total ...............................................................                              11,190,419

Prepackaged Software - 1.87%
   Microsoft Corporation* .................................................           106,400             9,532,775

Primary Metal Industries - 0.58%
   Alcoa Incorporated .....................................................            71,800             2,957,262

Radio and Television Broadcasting - 1.32%
   Clear Channel Communications, Inc.* ....................................           100,100             6,712,956

Security and Commodity Brokers - 0.11%
   Morgan Stanley, Dean Witter, Discover
      & Co. ...............................................................             5,600               559,650

Transportation By Air - 0.51%
   AMR Corporation* .......................................................            44,200             2,588,462

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
TOTAL RETURN FUND
MARCH 31, 1999

                                                                                       Shares                 Value
COMMON STOCKS (Continued)
Transportation Equipment - 1.73%
   DaimlerChrysler AG .....................................................            45,702          $  3,921,803
   Ford Motor Company .....................................................            86,100             4,886,175
      Total ...............................................................                               8,807,978

Wholesale Trade - Durable Goods - 1.06%
   Johnson & Johnson ......................................................            57,900             5,424,506

Wholesale Trade - Nondurable Goods - 1.29%
   Safeway Inc.* ..........................................................           128,000             6,568,000

TOTAL COMMON STOCKS - 78.93%                                                                           $402,227,085
   (Cost: $244,350,027)

                                                                                    Principal
                                                                                    Amount in
                                                                                    Thousands
UNITED STATES GOVERNMENT SECURITY - 15.40%
   United States Treasury,
      5.5%, 8-15-2028 (B) .................................................          $82,000           $ 78,476,460
   (Cost: $84,882,612)

SHORT-TERM SECURITIES
Commercial Paper
   Depository Institutions - 0.78%
   Dresdner U.S. Finance Inc.,
      4.86%, 4-7-99 .......................................................             4,000             3,996,760

   Electric, Gas and Sanitary Services - 0.57%
   Commonwealth Edison Co.,
      5.03%, 4-6-99 .......................................................             2,890             2,887,981

   Fabricated Metal Products - 0.51%
   Danaher Corporation,
      4.9388%, Master Note ................................................               285               285,000
   Snap-On Inc.,
      4.83%, 4-13-99 ......................................................             2,300             2,296,297
      Total ...............................................................                               2,581,297

   Food and Kindred Products - 0.77%
   General Mills, Inc.,
      4.7938%, Master Note ................................................             3,934             3,934,000

   Instruments and Related Products - 0.39%
   Raytheon Company,
      5.05%, 4-1-99 .......................................................             2,000             2,000,000

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
TOTAL RETURN FUND
MARCH 31, 1999

                                                                                    Principal
                                                                                    Amount in
                                                                                    Thousands                 Value
SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
   Paper and Allied Products - 1.96%
   Westvaco Corp.,
      4.85%, 4-29-99 ......................................................           $10,000          $  9,962,278

   Personal Services - 0.39%
   Block Financial Corp.,
      4.84%, 4-20-99 ......................................................             2,000             1,994,891

TOTAL SHORT-TERM SECURITIES - 5.37%                                                                    $ 27,357,207
   (Cost: $ 27,357,207)

TOTAL INVESTMENT SECURITIES - 99.70%                                                                   $508,060,752
   (Cost: $356,589,846)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.30%..........................         1,530,252

NET ASSETS - 100.00%                                                                                   $509,591,004

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
GROWTH FUND
MARCH 31, 1999

                                                                                       Shares                 Value
COMMON STOCKS
Automotive Dealers and Service Stations - 2.38%
   O'Reilly Automotive, Inc.* .............................................           230,000          $ 10,285,313

Building Materials and Garden Supplies - 0.12%
   Fastenal Company .......................................................            15,000               525,469

Business Services - 17.76%
   America Online, Inc.* ..................................................           180,000            26,280,000
   Eclipsys Corporation* ..................................................           122,000             2,581,063
   FactSet Research Systems, Inc. .........................................           169,000             7,309,250
   FORE Systems, Inc.* ....................................................           400,000             7,562,500
   Getty Images, Inc.* ....................................................           286,900             6,015,934
   Medical Manager Corporation* ...........................................            47,000             1,089,812
   Primark Corporation* ...................................................           300,000             6,375,000
   Shared Medical Systems Corporation .....................................           130,000             7,239,375
   USWeb Corporation* .....................................................           300,000            12,356,250
      Total ...............................................................                              76,809,184

Communication - 11.84%
   COLT Telecom Group plc, ADR* ...........................................           240,000            17,242,500
   Intermedia Communications of
      Florida, Inc.* ......................................................           225,000             6,018,750
   Paging Network, Inc.* ..................................................         1,117,000             5,201,031
   RCN Corporation* .......................................................           300,000            10,078,125
   Western Wireless Corporation, Class A* .................................           350,000            12,676,562
      Total ...............................................................                              51,216,968

Electric, Gas and Sanitary Services - 0.91%
   Superior Services, Inc.* ...............................................           200,000             3,956,250

Electronic and Other Electric Equipment - 2.84%
   Broadcom Corporation, Class A* .........................................            80,000             4,925,000
   Xylan Corporation* .....................................................           200,000             7,368,750
      Total ...............................................................                              12,293,750

Engineering and Management Services - 2.97%
   Incyte Pharmaceuticals, Inc.* ..........................................           350,000             7,010,938
   MAXIMUS, Inc.* .........................................................           200,000             5,825,000
      Total ...............................................................                              12,835,938

Food and Kindred Products - 2.43%
   American Italian Pasta Company,
      Class A* ............................................................           220,000             5,500,000
   Tootsie Roll Industries, Inc. ..........................................           109,273             5,033,374
      Total ...............................................................                              10,533,374

Furniture and Home Furnishings Stores - 0.98%
   Williams-Sonoma, Inc.*  ................................................           150,000             4,237,500

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
GROWTH FUND
MARCH 31, 1999

                                                                                       Shares                 Value
COMMON STOCKS (Continued)
Health Services - 3.89%
   American Healthcorp, Inc.* .............................................           500,000          $  3,828,125
   Amsurg Corp., Class A* .................................................           118,000               840,750
   Amsurg Corp., Class B* .................................................           536,809             3,791,213
   Concentra Managed Care, Inc.* ..........................................           575,000             8,355,469
      Total ...............................................................                              16,815,557

Industrial Machinery and Equipment - 0.87%
   MedE America Corporation* ..............................................            61,000             1,214,281
   Tractor Supply Company* ................................................           100,000             2,543,750
      Total ...............................................................                               3,758,031

Instruments and Related Products - 2.18%
   Lunar Corporation* .....................................................           400,000             2,600,000
   Maxxim Medical, Inc.* ..................................................           150,000             2,831,250
   STERIS Corporation* ....................................................           150,000             3,993,750
      Total ...............................................................                               9,425,000

Miscellaneous Manufacturing Industries - 4.50%
   Blyth Industries, Inc.* ................................................           200,000             4,725,000
   Racing Champions Corporation* ..........................................           350,000             3,839,063
   Tiffany & Co. ..........................................................           146,100            10,920,975
      Total ...............................................................                              19,485,038

Miscellaneous Retail - 1.30%
   MSC Industrial Direct Co., Inc.,
      Class A* ............................................................           330,000             5,610,000

Paper and Allied Products - 0.70%
   IVEX Packaging Corporation* ............................................           200,000             3,037,500

Personal Services - 1.31%
   Block (H&R), Inc. ......................................................           120,000             5,685,000

Prepackaged Software - 10.42%
   Cerner Corporation* ....................................................           265,000             4,240,000
   Citrix Systems, Inc.* ..................................................           130,000             4,948,125
   Dendrite International, Inc.* ..........................................           300,000             6,778,125
   Intuit Inc.* ...........................................................           175,000            17,800,782
   Learning Company, Inc. (The)* ..........................................           160,000             4,640,000
   Transaction Systems Architects,
      Inc., Class A* ......................................................           185,000             6,665,781
      Total ...............................................................                              45,072,813

Radio and Television Broadcasting - 1.16%
   Emmis Broadcasting Corporation* ........................................           100,000             4,996,875

Railroad Transportation - 1.32%
   Kansas City Southern Industries, Inc. ..................................           100,000             5,700,000

Real Estate - 1.11%
   Stewart Enterprises, Inc., Class A .....................................           300,000             4,809,375
                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
GROWTH FUND
MARCH 31, 1999

                                                                                       Shares                 Value
COMMON STOCKS (Continued)
Stone, Clay and Glass Products - 1.49%
   Gentex Corporation* ....................................................           300,000          $  6,468,750

Transportation by Air - 1.70%
   Midwest Express Holdings, Inc.* ........................................           250,000             7,343,750

Wholesale Trade - Durable Goods - 2.35%
   Department 56, Inc.* ...................................................           240,000             7,305,000
   OmniCare, Inc. .........................................................           150,000             2,859,375
      Total ...............................................................                              10,164,375

Wholesale Trade - Nondurable Goods - 0.91%
   NCS Healthcare, Inc., Class A* .........................................           321,500             3,918,281

TOTAL COMMON STOCKS - 77.44%                                                                           $334,984,091
   (Cost: $217,654,376)

                                                                                    Principal
                                                                                    Amount in
                                                                                    Thousands
SHORT-TERM SECURITIES
Commercial Paper
   Chemicals and Allied Products - 3.00%
   Monsanto Company,
      4.86%, 4-16-99 ......................................................           $13,000            12,973,675

   Communication - 4.62%
   BellSouth Telecommunications, Inc.,
      4.84%, 4-6-99 .......................................................            10,000             9,993,278
   Dominion Resources, Inc.,
      5.0%, 4-21-99 .......................................................            10,000             9,972,222
      Total ...............................................................                              19,965,500

   Electric, Gas and Sanitary Services - 2.88%
   National Fuel Gas Co.,
      4.9%, 4-7-99 ........................................................             8,250             8,243,263
   Western Resources, Inc.,
      5.02%, 4-18-99 ......................................................             4,200             4,195,900
      Total ...............................................................                              12,439,163

   Fabricated Metal Products - 0.06%
   Danaher Corporation,
      4.9388%, Master Note ................................................               267               267,000

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
GROWTH FUND
MARCH 31, 1999

                                                                                    Principal
                                                                                    Amount in
                                                                                    Thousands                 Value
SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
   Food and Kindred Products - 3.87%
   ConAgra, Inc.,
      5.0%, 4-8-99 ........................................................           $ 3,000          $  2,997,083
   General Mills, Inc.,
      4.7938%, Master Note ................................................             8,477             8,477,000
   Ralston Purina Co.,
      5.02%, 4-9-99 .......................................................             5,265             5,259,127
      Total ...............................................................                              16,733,210

   Industrial Machinery and Equipment - 1.85%
   United Technologies Corp.,
      4.85%, 4-5-99 .......................................................             8,000             7,995,689

   Instruments and Related Products - 2.08%
   Raytheon Company,
      5.05%, 4-1-99 .......................................................             9,000             9,000,000

   Personal Services - 0.92%
   Block Financial Corp.,
      4.84%, 4-20-99 ......................................................             4,000             3,989,782

   Transportation Equipment - 0.85%
   Dana Corporation,
      5.05%, 4-20-99 ......................................................             3,700             3,690,138

Total Commercial Paper - 20.13%                                                                          87,054,157

Municipal Obligations - 2.08%
   Louisiana
   Gulf Coast Industrial Development Authority,
      Environmental Facilities Revenue Bonds
      (CITGO Petroleum Corporation Project), Taxable
      Series 1998 (Royal Bank of Canada),
      4.96%, 6-2-99 .......................................................             9,000             9,000,000

TOTAL SHORT-TERM SECURITIES - 22.21%                                                                   $ 96,054,157
   (Cost: $96,054,157)

TOTAL INVESTMENT SECURITIES - 99.65%                                                                   $431,038,248
   (Cost: $313,708,533)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.35%                                                         1,516,068

NET ASSETS - 100.00%                                                                                   $432,554,316

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
SCIENCE AND TECHNOLOGY FUND
MARCH 31, 1999

                                                                                       Shares                 Value
COMMON STOCKS
Business Services - 29.87%
   Amazon.com, Inc.* ......................................................             7,000           $ 1,204,875
   America Online, Inc.* ..................................................            12,800             1,868,800
   BroadVision, Inc.* .....................................................            20,000             1,196,875
   DoubleClick Inc.* ......................................................             7,000             1,274,656
   EarthLink Network, Inc.* ...............................................             7,000               420,656
   eBay Inc.* .............................................................             4,500               617,766
   Fiserv, Inc.* ..........................................................             8,000               428,500
   Inktomi Corporation* ...................................................            13,000             1,113,125
   Macromedia, Inc.* ......................................................            10,000               453,125
   MemberWorks Incorporated* ..............................................            18,400               665,850
   MiningCo.com, Inc.* ....................................................             7,500               671,250
   pcOrder.com, Inc.* .....................................................             6,000               340,500
   TMP Worldwide Inc.* ....................................................            12,000               778,125
   Teradyne, Inc.* ........................................................             7,000               381,937
   USWeb Corporation* .....................................................            14,000               576,625
   Wind River Systems, Inc.* ..............................................            15,000               266,719
   Yahoo! Inc.* ...........................................................             6,000             1,009,125
      Total ...............................................................                              13,268,509

Cable and Other Pay Television Services - 2.79%
   Cox Communications, Inc., Class A* .....................................             8,000               605,000
   MediaOne Group, Inc.* ..................................................            10,000               635,000
      Total ...............................................................                               1,240,000

Communication - 4.12%
   COLT Telecom Group plc, ADR* ...........................................             8,000               574,750
   Intermedia Communications of Florida,
    Inc.* .................................................................            15,000               401,250
   Level 3 Communications, Inc.* ..........................................             9,000               655,594
   MGC Communications, Inc.* ..............................................            20,000               197,500
      Total ...............................................................                               1,829,094

Educational Services - 0.76%
   ITT Educational Services, Inc.* ........................................             9,000               338,063

Electronic and Other Electric Equipment - 12.14%
   Ascend Communications, Inc.* ...........................................             7,000               586,031
   Broadcom Corporation, Class A* .........................................            15,000               923,438
   Concord Communications, Inc.* ..........................................            12,000               677,625
   EchoStar Communications Corporation,
      Class A* ............................................................             6,000               489,000
   Gemstar International Group Limited* ...................................            12,000               901,500
   Micron Technology, Inc.* ...............................................            13,000               627,250
   Nokia Corporation, Series A, ADR .......................................             2,600               404,950
   Tellabs* ...............................................................             8,000               782,000
      Total ...............................................................                               5,391,794

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
SCIENCE AND TECHNOLOGY FUND
MARCH 31, 1999

                                                                                       Shares                 Value
COMMON STOCKS (Continued)
Engineering and Management Services - 7.06%
   Abacus Direct Corporation* .............................................            10,000           $   820,000
   Incyte Pharmaceuticals, Inc.* ..........................................            20,000               400,625
   MAXIMUS, Inc.* .........................................................            15,000               436,875
   Paychex, Inc. ..........................................................            16,000               759,500
   Quintiles Transnational Corp.* .........................................            10,000               375,625
   Whittman-Hart, Inc.* ...................................................            16,000               345,000
      Total ...............................................................                               3,137,625

Food and Kindred Products - 1.01%
   American Italian Pasta Company, Class A* ...............................            18,000               450,000

Health Services - 0.34%
   American Healthcorp, Inc.* .............................................            20,000               153,125

Instruments and Related Products - 3.31%
   STERIS Corporation* ....................................................            12,000               319,500
   Uniphase Corporation* ..................................................            10,000             1,149,375
      Total ...............................................................                               1,468,875

Prepackaged Software - 13.71%
   Allaire Corporation* ...................................................            10,000               679,375
   Bottomline Technologies (de), Inc.* ....................................            13,000               830,375
   Citrix Systems, Inc.* ..................................................            26,000               989,625
   HNC Software Inc.* .....................................................            20,000               655,625
   Intuit Inc.* ...........................................................             8,000               813,750
   ONYX Software Corporation* .............................................            15,000               592,500
   Transaction Systems Architects, Inc.,
      Class A*.............................................................            10,000               360,313
   Vignette Corporation* ..................................................            10,000               746,875
   Visio Corporation* .....................................................            15,000               420,937
      Total ...............................................................                               6,089,375

Radio and Television Broadcasting - 1.06%
   Clear Channel Communications, Inc.* ....................................             7,000               469,437

Wholesale Trade -- Nondurable Goods - 0.89%
   Cardinal Health, Inc. ..................................................             6,000               396,000

TOTAL COMMON STOCKS - 77.06%                                                                            $34,231,897
   (Cost: $22,191,829)
                                                                                    Principal
                                                                                    Amount in
                                                                                    Thousands
SHORT-TERM SECURITIES
Commercial Paper
   Engineering and Management Services - 7.63%
   Halliburton Co.,
      4.84%, 4-21-99 ......................................................            $3,400             3,390,858

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
SCIENCE AND TECHNOLOGY FUND
MARCH 31, 1999

                                                                                    Principal
                                                                                    Amount in
                                                                                    Thousands                 Value
SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
   Fabricated Metal Products - 3.52%
   Danaher Corporation,
      4.9388%, Master Note ................................................            $1,565           $ 1,565,000

   Food and Kindred Products - 4.18%
   General Mills, Inc.,
      4.7938%, Master Note ................................................             1,855             1,855,000

   Instruments and Related Products - 5.63%
   Raytheon Company,
      5.05%, 4-1-99 .......................................................             2,500             2,500,000

TOTAL SHORT-TERM SECURITIES - 20.96%                                                                    $ 9,310,858
   (Cost: $9,310,858)

TOTAL INVESTMENT SECURITIES - 98.02%                                                                    $43,542,755
   (Cost: $31,502,687)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.98%                                                           881,627

NET ASSETS - 100.00%                                                                                    $44,424,382

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
INTERNATIONAL GROWTH FUND
MARCH 31, 1999

                                                                                       Shares                 Value
COMMON STOCKS
Australia - 0.73%
   LibertyOne Limited (A)* ................................................         1,050,360           $   732,868

Bermuda - 0.63%
   ESG Re Limited .........................................................            40,000               633,750

Brazil - 0.14%
   CompanLia de Saneamento Desico do Estado
      De Sao Paulo (A) ....................................................         2,200,000               138,213

China - 0.12%
   Jinpan International Limited* ..........................................            57,000               121,125

Finland - 5.78%
   Nokia Corporation, Series A (A) (C) ....................................            10,000             1,611,622
   Sonera Group plc (A)* ..................................................            97,000             1,614,648
   TT Tieto Oy, Class B (A) ...............................................            42,000             1,731,926
   Teleste OY (A) (C)* ....................................................            94,000               848,398
      Total ...............................................................                               5,806,594

France - 13.01%
   AXA-UAP (A) ............................................................            10,000             1,327,345
   Alcatel Alsthom Compagnie Generale
      d'Electricite (A) ...................................................             8,000               920,927
   ALTRAN TECHNOLOGIES (A) ................................................             5,100             1,295,459
   Credit Commercial de France (A) ........................................            10,800               997,519
   Dassault Systemes S.A. (A) .............................................            10,789               400,001
   Dexia France (A) .......................................................             4,850               678,886
   Elf Acquitaine (A) .....................................................             7,800             1,060,622
   Generale de Geophysique S.A. (A)* ......................................             4,500               167,810
   Lagardere SCA (A) ......................................................            17,500               569,175
   Societe Generale, Class A (A) ..........................................             6,450             1,240,981
   Societe Industrielle de Transports
      Automobiles S.A. (A) ................................................             1,875               423,578
   Suez Lyonnaise des Eaux (A) ............................................            11,613             2,151,497
   Unilog SA (A) ..........................................................             1,791               901,158
   VIVENDI (A) ............................................................             3,775               929,923
      Total ...............................................................                              13,064,881

Germany - 9.65%
   Altana AG (A) ..........................................................             5,400               352,255
   Augusta Beteiligungs AG (A)* ...........................................            12,600               863,466
   Deutsche Prandbrief- und
      Hypothekenbank AG (A) ...............................................             9,750               863,653
   LHS Group Inc. (A)* ....................................................            17,000               488,783
   Linde AG (A) ...........................................................             1,380               789,079

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
INTERNATIONAL GROWTH FUND
MARCH 31, 1999

                                                                                       Shares                 Value
COMMON STOCKS (Continued)
Germany (Continued)
   Ludwig Beck am Rathauseck-Textilhaus
      Feldmeier AG, Ordinary Bearer
      Shares (A) (C)* .....................................................            25,000           $   405,338
   Mannesmann AG (A) ......................................................            20,000             2,557,409
   PrimaCom AG, ADR* ......................................................            43,075               753,813
   Rhoen-Klinikum AG (A) ..................................................            10,773             1,187,743
   SCM Microsystems, Inc. (A)* ............................................            10,000               605,304
   Teleplan International N.V. (A)* .......................................            12,415               815,898
      Total ...............................................................                               9,682,741

Greece - 2.50%
   Alpha Credit Bank (A) ..................................................            10,000             1,329,579
   Panafon Hellenic Telecommunications
      Company S.A. (A)* ...................................................            22,775               592,195
   Panafon Hellenic Telecommunications
      Company S.A. (A) (C)* ...............................................            22,800               592,845
      Total ...............................................................                               2,514,619

Italy - 7.92%
   Banca Commerciale Italiana SpA (A) .....................................           131,000             1,076,144
   Banca Popolare di Bergamo - Credito
      Varesino (A) ........................................................            15,900               403,878
   Class Editori S.p.A. (A)* ..............................................           184,500             1,639,282
   Istituto Bancario San Paolo di
      Torino - Istituto Mobiliare
      Italiano S.p.A. (A) .................................................            52,500               854,046
   Seat-Pagine Gialle S.p.A. (A) ..........................................         2,300,000             1,839,692
   Telecom Italia Mobile S.p.A., Risp (A) .................................           200,000             1,188,990
   TELECOM ITALIA S.p.A., Ordinary
      Shares (A) ..........................................................            89,300               949,800
      Total ...............................................................                               7,951,832

Japan - 11.23%
   Bank of Tokyo-Mitsubishi, Ltd. (The) (A)................................            70,000               964,173
   Benesse Corporation (A) ................................................            11,600               936,929
   Keyence Corporation (A) ................................................             7,400             1,105,456
   Matsushita Communication Industrial
      Co., Ltd. (A) .......................................................            15,000             1,014,052
   NTT Mobile Communications Network,
      Inc. (A) ............................................................                24             1,184,960
   Nichiei Co., Ltd. (A) ..................................................            12,200             1,092,476
   Nippon Telegraph and Telephone
      Corporation (A) .....................................................               100               979,027
   Olympus Optical Co., Ltd. (A) ..........................................            77,000             1,013,799
   PROMISE Co., Ltd. (A) ..................................................            28,100             1,484,627
   ROHM CO., LTD. (A) .....................................................             8,500             1,015,107
   Sanwa Bank, Ltd. (The) (A) .............................................            45,000               488,036
      Total ...............................................................                              11,278,642

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
INTERNATIONAL GROWTH FUND
MARCH 31, 1999

                                                                                       Shares                 Value
COMMON STOCKS (Continued)
Mexico - 0.61%
   Grupo Financiero Banamex-Accival S.A.(A)* ..............................           280,000           $   609,144

Netherlands - 7.29%
   ASR Verzekeringsgroep N.V. (A) .........................................             7,500               555,312
   Athlon Groep N.V. (A) ..................................................             7,000               184,239
   Benckiser N.V., Class B (A) ............................................            21,200             1,190,438
   Cap Gemini N.V. (A) ....................................................            15,000               800,136
   EQUANT N.V. (A)* .......................................................            27,241             2,072,914
   Ordina N.V. (A)* .......................................................            56,160             1,481,162
   Unique International NV (A) ............................................            35,702             1,032,290
      Total ...............................................................                               7,316,491

Norway - 1.28%
   Blom ASA (A) ...........................................................            60,000               156,964
   Merkantildata ASA (A) ..................................................           125,000             1,125,105
      Total ...............................................................                               1,282,069

Portugal - 1.52%
   Ibersol SGPS SA (A) ....................................................             8,000               724,981
   Portugal Telecom, S.A., ADS ............................................            18,300               801,769
      Total ...............................................................                               1,526,750

Spain - 4.29%
   Abengoa SA (A) .........................................................            45,000             1,271,463
   Tele Pizza, S.A. (A)* ..................................................           217,080             1,658,917
   Telefonica de Espana, S.A. (A) .........................................            32,361             1,374,325
      Total ...............................................................                               4,304,705

Sweden - 1.71%
   Biora AB (A)* ..........................................................            40,000               280,061
   Ortivus AB, B Shares (A)* ..............................................            59,750               407,428
   Telefonaktiebolaget LM Ericsson, ADR,
      Class B .............................................................            43,300             1,032,434
      Total ...............................................................                               1,719,923

Switzerland - 2.09%
   Choco Lindt & Spru AG, Registered (A) ..................................                20               568,720
   Julius Baer Holding AG (A) .............................................               240               779,797
   Swisslog Holding AG, Registered
      Shares (A) ..........................................................             6,565               748,952
      Total ...............................................................                               2,097,469

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
INTERNATIONAL GROWTH FUND
MARCH 31, 1999

                                                                                       Shares                 Value
COMMON STOCKS (Continued)
United Kingdom - 19.42%
   Allied Zurich p.l.c. (A)* ..............................................            93,000          $  1,254,284
   CMG plc (A) ............................................................            20,250               574,022
   Cable & Wireless Communications plc (A)*................................           100,000             1,130,640
   Capita Group plc (The) (A) .............................................           117,000             1,349,306
   COLT Telecom Group plc, ADR* ...........................................            50,000             3,592,188
   Computacenter plc (A) (C)* .............................................            72,000               657,063
   Energis plc (A)* .......................................................            56,100             1,558,539
   Misys plc (A) ..........................................................           209,740             2,127,489
   Orange plc (A)* ........................................................            69,500               972,140
   PizzaExpress plc (A) ...................................................            50,000               713,918
   Select Appointments (Holdings) Public
      Limited Company (A) .................................................            59,000               792,869
   Sema Group plc (A) .....................................................           102,572             1,153,093
   Telewest Communications plc (A) (C)* ...................................           172,000               744,543
   Telewest Communications plc (A)* .......................................           228,000               986,952
   Vodafone Group Plc (A) .................................................           101,450             1,884,413
      Total ...............................................................                              19,491,459

United States - 3.36%
   Global TeleSystems Group, Inc.* ........................................            17,700               989,541
   MetroNet Communications Corp., Class B* ................................            43,400             2,387,000
      Total ...............................................................                               3,376,541

TOTAL COMMON STOCKS - 93.28%                                                                           $ 93,649,816
   (Cost: $72,776,167)

PREFERRED STOCKS
Germany - 2.46%
   GEA AG (A) .............................................................            30,000               599,900
   Marschollek, Lautenschlager und
      Partner AG (A) ......................................................             2,500             1,353,827
   Moebel Walther AG (A) ..................................................            30,000               515,589
      Total ...............................................................                               2,469,316

Portugal - 1.08%
   Lusomundo-SGPS, S.A. (A) ...............................................           100,000             1,080,900

TOTAL PREFERRED STOCKS - 3.54%                                                                           $3,550,216
   (Cost: $3,071,329)

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
INTERNATIONAL GROWTH FUND
MARCH 31, 1999

                                                                                                              Value
TOTAL SHORT-TERM SECURITIES - 3.77%                                                                    $  3,784,570
   (Cost: $3,784,570)

TOTAL INVESTMENT SECURITIES - 100.59%                                                                  $100,984,602
   (Cost: $79,632,066)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.59%)                                                        (591,446)

NET ASSETS - 100.00%                                                                                   $100,393,156

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
ASSET STRATEGY FUND
MARCH 31, 1999

                                                                                       Shares                 Value
COMMON STOCKS
Business Services - 0.89%
   Teradyne, Inc.* ........................................................             5,000              $   272,812

Chemicals and Allied Products - 9.60%
   Bristol-Myers Squibb Company ...........................................             7,500                  482,344
   du Pont (E.I.) de Nemours and Company ..................................             7,800                  452,887
   Forest Laboratories, Inc.* .............................................             5,800                  326,975
   Merck & Co., Inc. ......................................................             5,200                  416,975
   Pharmacia & Upjohn, Inc. ...............................................             5,600                  349,300
   Procter & Gamble Company (The) .........................................             4,800                  470,100
   Warner-Lambert Company .................................................             6,900                  456,694
      Total ...............................................................                                  2,955,275

Cable and Other Pay Television Services - 2.18%
   Cox Communications, Inc., Class A* .....................................             4,500                  340,312
   TCA Cable TV, Inc. .....................................................             7,600                  330,363
      Total ...............................................................                                    670,675

Communication - 1.14%
   Bell Atlantic Corporation ..............................................             6,800                  351,475

Eating and Drinking Places - 1.20%
   Wendy's International, Inc. ............................................            13,000                  369,688

Electronic and Other Electric Equipment - 6.19%
   Analog Devices, Inc.* ..................................................            10,300                  306,425
   EchoStar Communications Corporation,
      Class A* ............................................................             5,200                  423,800
   Gemstar International Group Limited* ...................................             5,000                  375,625
   Intel Corporation ......................................................             4,300                  511,162
   Micron Technology, Inc.* ...............................................             6,000                  289,500
      Total ...............................................................                                  1,906,512

Fabricated Metal Products - 1.99%
   Fortune Brands, Inc. ...................................................            11,200                  433,300
   Newell Rubbermaid Inc. .................................................             3,800                  180,500
      Total ...............................................................                                    613,800

Food and Kindred Products - 1.42%
   Ralston-Ralston Purina Group ...........................................            16,400                  437,675

Industrial Machinery and Equipment - 2.01%
   Applied Materials, Inc.* ...............................................             5,200                  320,938
   Case Corporation .......................................................            11,700                  296,887
      Total ...............................................................                                    617,825

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
ASSET STRATEGY FUND
MARCH 31, 1999

                                                                                       Shares                 Value
COMMON STOCKS
Instruments and Related Products - 4.34%
   Baxter International Inc. ..............................................             4,300              $   283,800
   Guidant Corporation ....................................................             5,400                  326,700
   KLA-Tencor Corporation* ................................................             5,300                  257,547
   Raytheon Company, Class B ..............................................             8,000                  469,000
      Total ...............................................................                                  1,337,047

Motion Pictures - 2.64%
   AT&T Corp. - Liberty Media Group,
      Class A* ............................................................             6,100                  321,013
   Time Warner Incorporated ...............................................             6,900                  490,331
      Total ...............................................................                                    811,344

Prepackaged Software - 2.62%
   Microsoft Corporation* .................................................             9,000                  806,344

Primary Metal Industries - 0.99%
   USX Corporation - U.S. Steel Group .....................................            12,900                  303,150

Radio and Television Broadcasting - 1.18%
   Clear Channel Communications, Inc.* ....................................             5,400                  362,138

Stone, Clay and Glass Products - 1.38%
   Gentex Corporation* ....................................................            19,700                  424,781

Transportation By Air - 2.46%
   Northwest Airlines Corporation,
      Class A* ............................................................            11,100                  308,372
   Southwest Airlines Co. .................................................            14,800                  447,700
      Total ...............................................................                                    756,072

Transportation Equipment - 4.06%
   Ford Motor Company .....................................................             5,200                  295,100
   General Motors Corporation .............................................             5,200                  451,750
   Newport News Shipbuilding Inc. .........................................            15,900                  503,831
      Total ...............................................................                                  1,250,681

Trucking and Warehousing - 1.34%
   CNF Transportation Inc. ................................................            10,900                  412,156

Wholesale Trade - Durable Goods - 1.16%
   Johnson & Johnson ......................................................             3,800                  356,013

Wholesale Trade - Nondurable Goods - 0.95%
   U.S. Foodservice* ......................................................             6,300                  292,950

TOTAL COMMON STOCKS - 49.74%                                                                               $15,308,413
   (Cost: $13,473,620)

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
ASSET STRATEGY FUND
MARCH 31, 1999

                                                                                    Principal
                                                                                    Amount in
                                                                                    Thousands                 Value
CORPORATE DEBT SECURITY - 0.91%
Petroleum and Coal Products
   Petroleos Mexicanos (Daily Adjusted Yield
      Securities (DAYS)),
      9.85689%, 7-15-2005 .................................................            $  300              $   279,750
   (Cost: $277,500)

UNITED STATES GOVERNMENT SECURITIES Federal Home Loan Banks:
      6.2%, 2-27-2004 .....................................................               300                  299,976
      6.02%, 3-30-2006 ....................................................               300                  294,843
   United States Treasury:
      7.125%, 2-29-2000 ...................................................                60                   61,181
      5.625%, 12-31-2002 ..................................................             4,900                4,971,197
      7.5%, 2-15-2005 .....................................................                60                   66,515
      5.875%, 11-15-2005 ..................................................             1,250                1,284,375
      6.125%,  8-15-2007 ..................................................             4,050                4,239,824
      5.625%, 5-15-2008 ...................................................             2,000                2,035,940

TOTAL UNITED STATES GOVERNMENT
   SECURITIES - 43.06%                                                                                     $13,253,851
   (Cost: $13,377,295)

SHORT-TERM SECURITIES
Commercial Paper
   Fabricated Metal Products - 2.85%
   Danaher Corporation,
      4.9388%, Master Note ................................................               878                  878,000

   Food and Kindred Products - 2.47%
   General Mills, Inc.,
      4.7938%, Master Note ................................................               760                  760,000

TOTAL SHORT-TERM SECURITIES - 5.32%                                                                        $ 1,638,000
   (Cost: $1,638,000)

TOTAL INVESTMENT SECURITIES - 99.03%                                                                       $30,480,014
   (Cost: $28,766,415)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.97%                                     299,796

NET ASSETS - 100.00%                                                                                       $30,779,810

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
LIMITED-TERM BOND FUND
MARCH 31, 1999

                                                                                    Principal
                                                                                    Amount in
                                                                                    Thousands             Value
CORPORATE DEBT SECURITIES
Auto Repair, Services and Parking - 2.39%
   Hertz Corporation (The),
      7.375%, 6-15-2001 ...................................................           $ 500           $   515,230

Chemicals and Allied Products - 2.37%
   American Home Products Corporation,
      7.7%, 2-15-2000 .....................................................             500               510,430

Communication - 2.45%
   GTE Corporation,
      9.375%, 12-1-2000 ...................................................             500               529,525

Depository Institutions - 6.43%
   Aristar, Inc.,
      5.85%, 1-27-2004 ....................................................             500               494,400
   SouthTrust Corporation,
      9.95%, 6-1-99 .......................................................             291               292,976
   Wells Fargo & Company,
      8.375%, 5-15-2002 ...................................................             558               599,671
      Total ...............................................................                             1,387,047

Electric, Gas and Sanitary Services - 8.38%
   NorAm Energy Corp.,
      6.375%, 11-1-2003 ...................................................             500               493,510
   UtiliCorp United,
      6.875%, 10-1-2004 ...................................................             500               516,415
   WMX Technologies, Inc.:
      8.25%, 11-15-99 .....................................................             580               589,970
      7.0%, 5-15-2005 .....................................................             200               207,782
      Total ...............................................................                             1,807,677

Electronic and Other Electric Equipment - 2.43%
   Black & Decker Corp.,
      7.5%, 4-1-2003 ......................................................             500               523,320

Industrial Machinery and Equipment - 2.35%
   Tenneco Inc.,
      8.2%, 11-15-99 ......................................................             500               507,890

Instruments and Related Products - 3.27%
   Baxter International Inc.,
      8.125%, 11-15-2001 ..................................................             350               368,130
   Raytheon Company,
      6.3%, 8-15-2000 .....................................................             335               337,965
      Total ...............................................................                               706,095

Insurance Carriers - 2.34%
   American General Finance Corporation,
      6.2%, 3-15-2003 .....................................................             500               505,010

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
LIMITED-TERM BOND FUND
MARCH 31, 1999

                                                                                       Principal
                                                                                       Amount in
                                                                                       Thousands             Value
CORPORATE DEBT SECURITIES (Continued)
Nondepository Institutions - 10.79%
   Associates Corporation of North America,
      8.25%, 12-1-99 ......................................................             $ 500           $   509,820
   Avco Financial Services, Inc.,
      7.375%, 8-15-2001 ...................................................               500               517,665
   Ford Motor Credit Company,
      5.75%, 1-25-2001 ....................................................               500               501,170
   General Motors Acceptance Corporation,
      7.0%, 9-15-2002 .....................................................               500               517,485
   Household Finance Corporation,
      9.0%, 9-28-2001 .....................................................               262               281,142
      Total ...............................................................                               2,327,282

Oil and Gas Extraction - 1.25%
   USX Corporation,
      9.8%, 7-1-2001 ......................................................               250               268,855

Personal Services - 2.32%
   Service Corporation International,
      6.375%, 10-1-2000....................................................               500               499,905

Petroleum and Coal Products - 2.13%
   Chevron Corporation Profit Sharing/Savings
      Plan Trust Fund,
      8.11%, 12-1-2004 ....................................................               430               458,835

Railroad Transportation - 2.91%
   Union Pacific Corporation,
      7.875%, 2-15-2002 ...................................................               600               629,520

Security and Commodity Brokers - 2.37%
   Salomon Inc.,
      7.75%, 5-15-2000.....................................................               500               511,575

Textile Mill Products - 2.32%
   Fruit of the Loom, Inc.,
      7.875%, 10-15-99 ....................................................               500               501,530

Transportation Equipment - 1.41%
   AlliedSignal Inc.,
      6.75%, 8-15-2000 ....................................................               300               304,593

Wholesale Trade - Durable Goods - 2.45%
   Westinghouse Electric Corporation,
      8.875%, 6-1-2001 ....................................................               500               528,405

TOTAL CORPORATE DEBT SECURITIES - 60.36%                                                                $13,022,724
   (Cost: $12,869,182)
                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
LIMITED-TERM BOND FUND
MARCH 31, 1999

                                                                                    Principal
                                                                                    Amount in
                                                                                    Thousands              Value
MUNICIPAL BOND - 1.51%
   Kansas
   Kansas Development Finance Authority,
      Health Facilities Revenue Bonds
      (Stormont-Vail HealthCare, Inc.),
      7.25%, 11-15-2002 ...................................................            $  310           $   325,888
   (Cost: $310,000)

UNITED STATES GOVERNMENT SECURITIES
   Federal Home Loan Mortgage Corporation:
      6.4%, 2-15-2018 .....................................................               109               109,332
      6.05%, 9-15-2020 ....................................................               537               537,533
   Federal National Mortgage Association:
      6.0%, 11-1-2000 .....................................................               189               189,377
      5.82%, 12-3-2003 ....................................................               500               495,155
      7.95%, 3-7-2005 .....................................................               500               512,030
      6.21%, 8-15-2005 ....................................................               500               496,955
      7.5%, 11-15-2006 ....................................................               500               505,470
      8.0%, 2-1-2008 ......................................................               137               140,892
      6.5%, 12-1-2010 .....................................................               484               488,106
      6.0%, 1-1-2011 ......................................................               377               374,372
      6.5%, 2-1-2011 ......................................................               423               426,257
      7.0%, 5-1-2011 ......................................................               278               284,059
      7.0%, 7-1-2011 ......................................................               311               317,843
      7.0%, 9-1-2012 ......................................................               364               372,166
      6.0%, 11-1-2013 .....................................................               480               476,763
      7.0%, 9-25-2020 .....................................................                 1                    73
      7.0%, 4-1-2026 ......................................................               347               352,127
   Government National Mortgage Association:
      6.5%, 10-15-2008 ....................................................               165               167,226
      7.0%, 7-15-2010 .....................................................               243               249,285
      6.5%, 1-15-2014 .....................................................               497               502,851
   United States Treasury,
      6.25%, 2-15-2007 ....................................................               500               526,170

TOTAL UNITED STATES GOVERNMENT SECURITIES - 34.88%.........................                             $ 7,524,042
   (Cost: $7,508,866)

TOTAL SHORT-TERM SECURITIES - 1.54%                                                                     $   331,000
   (Cost: $331,000)

TOTAL INVESTMENT SECURITIES - 98.29%                                                                    $21,203,654
   (Cost: $21,019,048)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.71%                                                           369,984

NET ASSETS - 100.00%                                                                                    $21,573,638

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
HIGH INCOME FUND
MARCH 31, 1999

                                                                                  Shares                   Value
COMMON STOCKS AND WARRANTS
Communication - 0.98%
   Allegiance Telecom, Inc., Warrants (C)* ................................           250           $    10,500
   OnePoint Communications Corp., Warrants (C)* ...........................           100                   100
   Sprint Corporation - PCS Group* ........................................         5,000               221,562
   VersaTel Telecom International N.V.,
      Warrants (C)* .......................................................           250                17,500
      Total ...............................................................                             249,662

Food and Kindred Products - 1.44%
   Keebler Foods Company* .................................................        10,000               365,000

General Merchandise Stores - 1.16%
   Fred Meyer, Inc.* ......................................................         5,000               294,375

Instruments and Related Products - 1.48%
   Maxxim Medical, Inc.* ..................................................        20,000               377,500

Paper and Allied Products - 0.00%
   SF Holdings Group, Inc., Class C (C)* ..................................           500                 1,000

Radio and Television Broadcasting - 1.06%
   Infinity Broadcasting Corporation,
      Class A* ............................................................        10,500               270,375

Wholesale Trade - Nondurable Goods - 0.55%
   U.S. Foodservice* ......................................................         3,000               139,500

TOTAL COMMON STOCKS AND WARRANTS - 6.67%                                                            $ 1,697,412
   (Cost: $1,497,077)

                                                                               Principal
                                                                               Amount in
                                                                               Thousands
CORPORATE DEBT SECURITIES
Agricultural Production - Crops - 0.60%
   Frank's Nursery & Crafts, Inc.,
      10.25%, 3-1-2008 ................................................             $100                 99,250
   Hines Horticulture, Inc.,
      11.75%, 10-15-2005 ..............................................               49                 53,287
      Total ...........................................................                                 152,537

Amusement and Recreation Services - 4.09%
   Hollywood Park, Inc.,
      9.25%, 2-15-2007 (C) ............................................              250                256,875
   Mohegan Tribal Gaming Authority,
      8.75%, 1-1-2009 (C) .............................................              250                260,937
   Premier Parks Inc.,
      0.0%, 4-1-2008 (D) ..............................................              750                521,250
      Total ...........................................................                               1,039,062

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
HIGH INCOME FUND
MARCH 31, 1999

                                                                               Principal
                                                                               Amount in
                                                                               Thousands                      Value
CORPORATE DEBT SECURITIES (Continued)
Auto Repair, Services and Parking - 0.92%
   Safelite Glass Corp.,
      9.875%, 12-15-2006 ..............................................             $250                $   233,438

Building Materials and Garden Supplies - 1.87%
   Henry Company,
      10.0%, 4-15-2008 ................................................              250                    252,187
   ISG Resources, Inc.,
      10.0%, 4-15-2008 ................................................              220                    223,300
      Total ...........................................................                                     475,487

Business Services - 1.53%
   Lamar Advertising Company:
      9.625%, 12-1-2006 ...............................................               25                     27,000
      8.625%, 9-15-2007 ...............................................              250                    263,125
   Rental Service Corporation,
      9.0%, 5-15-2008 .................................................              100                    100,000
      Total ...........................................................                                     390,125

Cable and Other Pay Television Services - 3.96%
   Bresnan Communications Group LLC and
      Bresnan Capital Corporation:
      0.0%, 2-1-2009 (C)(D) ...........................................              100                     68,000
      8.0%, 2-1-2009 (C) ..............................................              100                    101,000
   Charter Communications Holdings, LLC
      and Charter Communications Holdings
      Capital Corporation:
      8.625%, 4-1-2009 (C) ............................................              500                    514,375
      0.0%, 4-1-2011 (C)(D) ...........................................              500                    323,125
      Total ...........................................................                                   1,006,500

Chemicals and Allied Products - 3.02%
   Aqua-Chem, Inc.,
      11.25%, 7-1-2008 ................................................              250                    220,000
   Spinnaker Industries, Inc.,
      10.75%, 10-15-2006 ..............................................               50                     35,000
   United Industries Corporation,
      9.875%, 4-1-2009 (C) ............................................              500                    513,750
      Total ...........................................................                                     768,750

Communication - 24.62%
   Allegiance Telecom, Inc.,
      0.0%, 2-15-2008 (D) .............................................              250                    155,625
   Concentric Network Corporation,
      12.75%, 12-15-2007 ..............................................              250                    285,625
   Hyperion Telecommunications, Inc.:
      0.0%, 4-15-2003 (D) .............................................              250                    206,250
      12.0%, 11-1-2007 (C) ............................................              250                    261,250

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
HIGH INCOME FUND
MARCH 31, 1999

                                                                               Principal
                                                                               Amount in
                                                                               Thousands                      Value
CORPORATE DEBT SECURITIES (Continued)
Communication (Continued)
   ICG Services, Inc.,
      0.0%, 5-1-2008 (D) ..............................................             $100                $    59,750
   ITC /\ DeltaCom, Inc.:
      11.0%, 6-1-2007 .................................................              250                    275,313
      8.875%, 3-1-2008 ................................................              100                    100,500
   IXC Communications, Inc.,
      9.0%, 4-15-2008 .................................................              250                    260,000
   Intermedia Communications Inc.,
      8.5%, 1-15-2008 .................................................              250                    248,750
   Iridium LLC and Iridium Capital
      Corporation:
      10.875%, 7-15-2005 ..............................................              100                     38,000
      11.25%, 7-15-2005 ...............................................              100                     38,000
      13.0%, 7-15-2005 ................................................              100                     42,000
   Level 3 Communications, Inc.:
      9.125%, 5-1-2008 ................................................              250                    250,625
      0.0%, 12-1-2008 (C)(D) ..........................................              500                    313,125
   MetroNet Communications Corp.,
      0.0%, 6-15-2008 (D) .............................................              500                    386,250
   Microcell Telecommunications Inc.,
      0.0%, 6-1-2006 (D) ..............................................              100                     81,500
   Nextel Communications, Inc.:
      9.75%, 8-15-2004 ................................................              500                    517,500
      0.0%, 2-15-2008 (D) .............................................              100                     70,000
   Nextel Partners, Inc.,
      0.0%, 2-1-2009 (C)(D) ...........................................              500                    290,000
   NEXTLINK Communications, Inc.,
      9.625%, 10-1-2007 ...............................................              100                    101,500
   OnePoint Communications Corp.,
      14.5%, 6-1-2008 (C) .............................................              100                     52,500
   Qwest Communications International Inc.,
      0.0%, 10-15-2007 (D) ............................................              250                    198,125
   RSL Communications, Ltd.,
      10.5%, 11-15-2008 ...............................................              500                    527,500
   Sprint Spectrum L.P.,
      0.0%, 8-15-2006 (D) .............................................              600                    547,896
   Time Warner Telecom LLC and Time
      Warner Telecom Inc.,
      9.75%, 7-15-2008 ................................................              250                    267,500
   VersaTel Telecom International N.V.,
      13.25%, 5-15-2008 ...............................................              250                    260,625
   Viatel, Inc.,
      11.5%, 3-15-2009 (C) ............................................              250                    260,000
   WinStar Communications, Inc.,
      10.0%, 3-15-2008 ................................................              250                    167,500
      Total ...........................................................                                   6,263,209

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
HIGH INCOME FUND
MARCH 31, 1999

                                                                               Principal
                                                                               Amount in
                                                                               Thousands              Value
CORPORATE DEBT SECURITIES (Continued)
Eating and Drinking Places - 3.32%
   Domino's Pizza, Inc.,
      10.375%, 1-15-2009 (C) ..........................................           $100               $103,000
   Foodmaker, Inc.,
      8.375%, 4-15-2008 ...............................................            500                498,750
   NE Restaurant Company, Inc.,
      10.75%, 7-15-2008 ...............................................            250                241,875
      Total ...........................................................                               843,625

Electric, Gas and Sanitary Services - 0.96%
   Allied Waste North America, Inc.,
      7.875%, 1-1-2009 ................................................            250                245,000

Electronic and Other Electric Equipment - 3.67%
   Communications Instruments, Inc.,
      10.0%, 9-15-2004 ................................................             50                 48,313
   EchoStar DBS Corporation,
      9.375%, 2-1-2009 (C) ............................................            500                517,500
   Elgar Holdings, Inc.,
      9.875%, 2-1-2008 ................................................            250                195,000
   WESCO International, Inc.,
      0.0%, 6-1-2008 (D) ..............................................            250                173,125
      Total ...........................................................                               933,938

Fabricated Metal Products - 2.01%
   AXIA Incorporated,
      10.75%, 7-15-2008 ...............................................            250                249,687
   Neenah Corporation,
      11.125%, 5-1-2007 ...............................................            250                262,500
      Total ...........................................................                               512,187

Food and Kindred Products - 0.21%
   Southern Foods Group, L.P.
      and SFG Capital Corporation,
      9.875%, 9-1-2007 ................................................             50                 52,563

Hotels and Other Lodging Places - 3.86%
   Coast Hotels and Casinos, Inc.,
      9.5%, 4-1-2009 (C) ..............................................            100                101,250
   MGM Grand, Inc.,
      6.875%, 2-6-2008 ................................................            500                469,520
   Station Casinos, Inc.,
      8.875%, 12-1-2008 (C) ...........................................            400                410,000
      Total ...........................................................                               980,770

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
HIGH INCOME FUND
MARCH 31, 1999

                                                                               Principal
                                                                               Amount in
                                                                               Thousands                    Value
CORPORATE DEBT SECURITIES (Continued)
Industrial Machinery and Equipment - 3.42%
   National Equipment Services, Inc.,
      10.0%, 11-30-2004 ...............................................             $500                $   505,750
   Tokheim Corporation,
      11.375%, 8-1-2008 (C) ...........................................              250                    265,625
   Walbro Corporation,
      9.875%, 7-15-2005 ...............................................              100                     98,375
      Total ...........................................................                                     869,750

Instruments and Related Products - 1.45%
   Cole National Group, Inc.,
      9.875%, 12-31-2006 ..............................................              125                    128,906
   Universal Hospital Services, Inc.,
      10.25%, 3-1-2008 ................................................              260                    240,500
      Total ...........................................................                                     369,406

Miscellaneous Manufacturing Industries - 1.11%
   AAi.Fostergrant, Inc.,
      10.75%, 7-15-2006 ...............................................              250                    197,500
   Amscan Holdings, Inc.,
      9.875%, 12-15-2007 ..............................................              100                     86,000
      Total ...........................................................                                     283,500

Miscellaneous Retail - 1.79%
   MTS INCORPORATED,
      9.375%, 5-1-2005 ................................................              250                    241,250
   Michaels Stores, Inc.,
      10.875%, 6-15-2006 ..............................................              200                    214,500
      Total ...........................................................                                     455,750

Motion Pictures - 2.64%
   Hollywood Theaters, Inc.,
      10.625%, 8-1-2007 ...............................................              250                    161,250
   Regal Cinemas, Inc.,
      9.5%, 6-1-2008 ..................................................              500                    510,625
      Total ...........................................................                                     671,875

Paper and Allied Products - 2.23%
   Buckeye Technologies Inc.,
      8.0%, 10-15-2010 ................................................              250                    251,250
   Republic Group Incorporated,
      9.5%, 7-15-2008 .................................................              250                    253,438
   SF Holdings Group, Inc.,
      0.0%, 3-15-2008 (D) .............................................              250                     61,875
      Total ...........................................................                                     566,563

Petroleum and Coal Products - 1.57%
   Building Materials Corporation of America,
      8.0%, 12-1-2008 (C) .............................................              400                    399,000

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
HIGH INCOME FUND
MARCH 31, 1999

                                                                               Principal
                                                                               Amount in
                                                                               Thousands                 Value
CORPORATE DEBT SECURITIES (Continued)
Primary Metal Industries - 1.37%
   California Steel Industries, Inc.,
      8.5%, 4-1-2009 (C) ..............................................           $100                $   101,500
   Wheeling-Pittsburgh Corporation,
      9.25%, 11-15-2007 ...............................................            250                    246,250
      Total ...........................................................                                   347,750

Printing and Publishing - 5.39%
   Big Flower Press Holdings, Inc.,
      8.625%, 12-1-2008 (C) ...........................................            500                    505,000
   Perry-Judd's Incorporated,
      10.625%, 12-15-2007 .............................................            250                    256,250
   TransWestern Publishing Company LLC,
      9.625%, 11-15-2007 ..............................................            100                    105,000
   World Color Press, Inc.,
      8.375%, 11-15-2008 (C) ..........................................            500                    503,750
      Total ...........................................................                                 1,370,000

Radio and Television Broadcasting - 2.47%
   ACME Television, LLC,
      0.0%, 9-30-2004 (D) .............................................            100                     85,250
   Chancellor Media Corporation of
      Los Angeles,
      8.0%, 11-1-2008 (C) .............................................            250                    260,312
   LIN Holdings Corp.,
      0.0%, 3-1-2008 (D) ..............................................            250                    176,250
   Salem Communications Corporation,
      9.5%, 10-1-2007 .................................................             75                     79,500
   Sinclair Broadcast Group, Inc.,
      10.0%, 9-30-2005 ................................................             25                     26,500
      Total ...........................................................                                   627,812

Real Estate - 0.40%
   Delco Remy International, Inc.,
      8.625%, 12-15-2007 ..............................................            100                    102,000

Rubber and Miscellaneous Plastics Products - 2.96%
   Heafner (J.H.) Company, Inc. (The):
      10.0%, 5-15-2008 ................................................            100                    102,375
      10.0%, 5-15-2008 (C) ............................................            400                    409,500
   Home Products International, Inc.,
      9.625%, 5-15-2008 ...............................................            250                    241,250
      Total ...........................................................                                   753,125

Social Services - 0.97%
   La Petite Academy, Inc. and LPA Holding Corp.,
      10.0%, 5-15-2008 ................................................            250                    246,250

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
HIGH INCOME FUND
MARCH 31, 1999

                                                                               Principal
                                                                               Amount in
                                                                               Thousands                  Value
CORPORATE DEBT SECURITIES (Continued)
Textile Mill Products - 0.77%
   Galey & Lord, Inc.,
      9.125%, 3-1-2008 ................................................             $250                $   195,000

Transportation by Air - 1.99%
   Atlas Air, Inc.,
      9.375%, 11-15-2006 (C) ..........................................              500                    505,625

Transportation Equipment - 0.39%
   Federal-Mogul Corporation,
      7.875%, 7-1-2010 ................................................              100                     99,886

Trucking and Warehousing - 0.21%
   Pierce Leahy Corp.,
      9.125%, 7-15-2007 ...............................................               50                     52,500

TOTAL CORPORATE DEBT SECURITIES - 85.77%                                     $21,812,983
   (Cost: $22,032,283)

OTHER GOVERNMENT SECURITY - 0.99%
Mexico
   United Mexican States,
      9.75%, 4-6-2005 .................................................              250                $   250,938
   (Cost: $249,910)

TOTAL SHORT-TERM SECURITIES - 4.85%                                                                     $ 1,234,000
   (Cost: $1,234,000)

TOTAL INVESTMENT SECURITIES - 98.28%                                                                    $24,995,333
   (Cost: $25,013,270)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.72%......................          437,530

NET ASSETS - 100.00%                                                                                    $25,432,863

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
MUNICIPAL BOND FUND
MARCH 31, 1999

                                                                                    Principal
                                                                                    Amount in
                                                                                    Thousands                 Value
MUNICIPAL BONDS
ALASKA - 2.43%
   City of Valdez, Alaska, Marine
      Terminal Revenue Refunding Bonds
      (BP Pipelines (Alaska) Inc. Project),
      Series 1993A,
      5.85%, 8-1-2025 .....................................................            $1,000           $ 1,041,250

ARIZONA - 0.66%
   City of Bullhead City, Arizona, Bullhead
      Parkway Improvement District,
      Improvement Bonds,
      6.1%, 1-1-2013 ......................................................               270               285,187

ARKANSAS - 1.00%
   Baxter County, Arkansas, Industrial Development
      Revenue Refunding Bonds (Aeroquip Corporation
      Project), Series 1993,
      5.8%, 10-1-2013 .....................................................               400               429,500

CALIFORNIA - 4.04%
   Foothill/Eastern Transportation Corridor
      Agency, Toll Road Revenue Bonds, Series
      1995A,
      0.0%, 1-1-2013 (D) ..................................................             2,000             1,732,500

COLORADO - 4.73%
   Colorado Health Facilities Authority, Hospital
      Revenue Bonds (Steamboat Springs Health Care
      Association Project), Series 1997,
      5.75%, 9-15-2022 ....................................................             1,000             1,016,250
   Boulder County, Colorado, Hospital Development
      Revenue Bonds (Longmont United Hospital
      Project), Series 1997,
      5.6%, 12-1-2027 .....................................................             1,000             1,012,500
      Total ...............................................................                               2,028,750

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
MUNICIPAL BOND FUND
MARCH 31, 1999

                                                                                    Principal
                                                                                    Amount in
                                                                                    Thousands                 Value
MUNICIPAL BONDS (Continued)
DISTRICT OF COLUMBIA - 1.24%
   District of Columbia, Redevelopment Land
      Agency (Washington, D.C.), Sports Arena
      Special Tax Revenue Bonds (Series 1996),
      5.625%, 11-1-2010 ...................................................            $  515           $   533,025

FLORIDA - 4.37%
   Escambia County, Florida, Pollution Control Revenue
      Bonds (Champion International Corporation Project),
      Series 1994,
      6.9%, 8-1-2022 ......................................................             1,000             1,095,000
   Housing Finance Authority of Palm Beach
      County, Florida, Multifamily Housing
      Revenue Bonds (Windsor Park Apartments
      Project), Series 1998A,
      5.9%, 6-1-2038 ......................................................               750               780,938
      Total ...............................................................                               1,875,938

INDIANA - 0.95%
   East Chicago Elementary School Building
      Corporation (Lake County, Indiana),
      First Mortgage Bonds, Series 1993A,
      5.5%, 1-15-2016 .....................................................               400               409,500

IOWA - 0.82%
   Scott County, Iowa, Refunding Certificates
      of Participation (County Golf Course
      Project, Series 1993),
      6.2%, 5-1-2013 ......................................................               340               354,025

KANSAS - 1.72%
   The Parks and Recreation Foundation of Johnson
      County (Johnson County, Kansas), Lease
      Revenue Bonds, Series 1998,
      5.25%, 9-1-2018 .....................................................               750               736,875

MARYLAND - 2.79%
   Montgomery County Revenue Authority
      (Maryland), Golf Course System Revenue
      Bonds, Series 1996A,
      6.125%, 10-1-2022 ...................................................               650               687,375
   Maryland Health and Higher Educational
      Facilities Authority, Project and
      Refunding Revenue Bonds, Doctors Community
      Hospital Issue, Series 1993,
      5.75%, 7-1-2013 .....................................................               500               508,750
      Total ...............................................................                               1,196,125

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
MUNICIPAL BOND FUND
MARCH 31, 1999

                                                                                    Principal
                                                                                    Amount in
                                                                                    Thousands            Value
MUNICIPAL BONDS (Continued)
MASSACHUSETTS - 5.26%
   Massachusetts Health and Educational Facilities
      Authority, Revenue Bonds, Caritas Christi
      Obligated Group Issue, Series A,
      5.625%, 7-1-2020 ....................................................          $1,250           $ 1,242,187
   Massachusetts Industrial Finance Agency,
      Resource Recovery Revenue Refunding Bonds
      (Ogden Haverhill Project), Series 1998A,
      5.5%, 12-1-2013 .....................................................           1,000             1,015,000
      Total ...............................................................                             2,257,187

MICHIGAN - 4.53%
   Michigan Strategic Fund, Limited Obligation
      Revenue Bonds (Porter Hills Presbyterian
      Village, Inc. Project), Series 1998,
      5.375%, 7-1-2028 ....................................................           1,000               995,000
   City of Flint Hospital Building Authority,
      Revenue Rental Bonds, Series 1998B (Hurley
      Medical Center),
      5.375%, 7-1-2018 ....................................................           1,000               950,000
      Total ...............................................................                             1,945,000

MISSOURI - 7.09%
   The Industrial Development Authority of the
      County of Taney, Missouri, Hospital Revenue
      Bonds (The Skaggs Community Hospital
      Association), Series 1998,
      5.3%, 5-15-2018 .....................................................           1,860             1,839,075
   Health and Educational Facilities Authority
      of the State of Missouri, Educational Facilities
      Revenue Bonds (Southwest Baptist University
      Project), Series 1998,
      5.375%, 10-1-2023 ...................................................             700               707,000
   City of Fenton, Missouri, Public Facilities
      Authority, Leasehold Revenue Bonds,
      Series 1997 (City of Fenton, Missouri, Lessee),
      5.25%, 1-1-2018 .....................................................             500               495,625
      Total ...............................................................                             3,041,700

MONTANA - 4.68%
   Montana Higher Education Student Assistance
      Corporation, Student Loan Revenue Bonds,
      Subordinate Series 1998-B,
      5.5%, 12-1-2031 .....................................................           2,000             2,007,500

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
MUNICIPAL BOND FUND
MARCH 31, 1999

                                                                                    Principal
                                                                                    Amount in
                                                                                    Thousands            Value
MUNICIPAL BONDS (Continued)
NEBRASKA - 3.59%
   Hospital Revenue and Refunding Bonds (Faith
      Regional Health Services Project), Series
      1998, Issued by Hospital Authority No. 1
      of Madison County, Nebraska,
      5.35%, 7-1-2018 .....................................................            $1,000           $ 1,008,750
   Nebraska Higher Education Loan Program, Inc.,
      Senior Subordinate Bonds, 1993-2
      Series A-5A,
      6.2%, 6-1-2013 ......................................................               500               531,875
      Total ...............................................................                               1,540,625

NEVADA - 5.95%
   Clark County, Nevada, Industrial Development
      Refunding Revenue Bonds (Nevada Power
      Company Project), Series 1995B,
      5.9%, 10-1-2030 .....................................................             1,500             1,524,375
   West Wendover Recreation District, Elko
      County, Nevada, General Obligation
      (Limited Tax), Recreational Facilities
      and Refunding Bonds, Series 1996,
      6.25%, 12-1-2021 ....................................................               950             1,029,563
      Total ...............................................................                               2,553,938

NEW JERSEY - 3.78%
   New Jersey Economic Development Authority,
      Economic Development Refunding Bonds (Preston
      Trucking Company, Inc. - 1996 Project),
      6.5%, 9-1-2014 ......................................................             1,500             1,621,875

NEW MEXICO - 5.24%
   City of Albuquerque, New Mexico, Gross Receipts/Lodgers' Tax Refunding and
      Improvement Revenue Bonds, Series 1991B:
      0.0%, 7-1-2013 ......................................................             1,850               945,812
      0.0%, 7-1-2013 ......................................................             2,650             1,301,813
      Total ...............................................................                               2,247,625

OHIO - 2.07%
   City of Moraine, Ohio, Solid Waste
      Disposal Revenue Bonds (General Motors
      Corporation Project), Series 1994,
      6.75%, 7-1-2014 .....................................................               750               886,875

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
MUNICIPAL BOND FUND
MARCH 31, 1999

                                                                                    Principal
                                                                                    Amount in
                                                                                    Thousands              Value
MUNICIPAL BONDS (Continued)
OKLAHOMA - 4.41%
   Oklahoma Housing Finance Agency, Single
      Family Mortgage Revenue Bonds
      (Homeownership Loan Program),
      1996 Series A,
      7.05%, 9-1-2026 .....................................................            $1,000           $ 1,108,750
   Tulsa Public Facilities Authority (Oklahoma):
      Recreational Facilities Revenue Bonds,
      Series 1985,
      6.2%, 11-1-2012 .....................................................               500               544,375
      Assembly Center Lease Payment Revenue
      Bonds, Refunding Series 1985,
      6.6%, 7-1-2014 ......................................................               200               239,000
      Total ...............................................................                               1,892,125

PENNSYLVANIA - 4.26%
   Montgomery County Industrial Development
      Authority, Retirement Community Revenue Bonds
      (Adult Communities Total Services, Inc.
      Obligated Group), Series 1996B,
      5.625%, 11-15-2012 ..................................................             1,750             1,826,562

TENNESSEE - 7.23%
   The Health and Educational Facilities Board
      of the Metropolitan Government of Nashville
      and Davidson County, Tennessee, Multi-Modal
      Interchangeable Rate Health Facility Revenue
      Bonds (Richland Place, Inc. Project),
      Series 1993,
      5.5%, 5-1-2023 ......................................................             1,990             2,054,675
   Tennessee Housing Development Agency,
      Homeownership Program Bonds, Issue T,
      7.375%, 7-1-2023 ...................................................              1,000             1,046,250
      Total ...............................................................                               3,100,925

TEXAS - 4.31%
   Texas Department of Housing and Community
      Affairs, Single Family Mortgage Revenue
      Bonds, Series D (AMT) TEAMS Structure,
      5.7%, 9-1-2029 ......................................................             1,000             1,028,750
   Sabine River Authority of Texas,
      Collateralized Pollution Control
      Revenue Refunding Bonds (Texas
      Utilities Electric Company Project),
      Series 1993B,
      5.85%, 5-1-2022 .....................................................               800               822,000
      Total ...............................................................                               1,850,750

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
MUNICIPAL BOND FUND
MARCH 31, 1999

                                                                                    Principal
                                                                                    Amount in
                                                                                    Thousands             Value
MUNICIPAL BONDS (Continued)
UTAH - 4.61%
   Tooele County, Utah, Hazardous Waste Treatment
      Revenue Bonds (Union Pacific Corporation/
      USPCI, Inc. Project), Series A,
      5.7%, 11-1-2026 .....................................................            $2,000           $ 1,977,500

VIRGIN ISLANDS - 2.35%
   Virgin Islands Public Finance Authority
      Revenue and Refunding Bonds (Virgin
      Islands Matching Fund Loan Notes),
      Series 1998 A (Senior Lien/Refunding),
      5.5%, 10-1-2018 .....................................................             1,000             1,008,750

WASHINGTON - 2.36%
   Housing Authority of the City of Seattle,
      Low-Income Housing Assistance Revenue Bonds,
      1995 (GNMA Collateralized Mortgage Loan -
      Kin On Project),
      7.4%, 11-20-2036 ....................................................               875             1,012,813

TOTAL MUNICIPAL BONDS - 96.47%                                                                          $41,394,425
   (Cost: $39,372,700)

TOTAL SHORT-TERM SECURITIES - 2.42%                                                                     $ 1,038,000
   (Cost: $1,038,000)

TOTAL INVESTMENT SECURITIES - 98.89%                                                                    $42,432,425
   (Cost: $40,410,700)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.11%..........................           475,766

NET ASSETS - 100.00%                                                                                    $42,908,191

                 See Notes to Schedules of Investments on page .

WADDELL & REED FUNDS, INC.
MARCH 31, 1999

Notes to Schedules of Investments

* No income dividends were paid during the preceding 12 months.

(A)  Listed on an exchange outside the United States.

(B)  See Note 8 to financial statements.

(C) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1999, the value of these securities amounted to $7,326,099 in High Income Fund, or 28.81% of net assets and $4,862,835 in International Growth Fund, or 4.84% of net assets.

(D) The security does not bear interest for an initial period of time and subsequently becomes interest bearing.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 4 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

WADDELL & REED FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 1999
(In Thousands Except for Per Share and Share Amounts)

                                                                     Total                                      Science and
                                                                    Return                   Growth              Technology
                                                                      Fund                     Fund                    Fund
Assets                                                        ------------              -----------             -----------
   Investment securities--at
      value (Notes 1 and 4)...................                    $508,061                 $431,038                 $43,543
   Cash ......................................                         ---                      ---                       2
   Receivables:
      Fund shares sold .......................                       2,609                    1,912                     956
      Investment securities sold .............                         ---                    2,988                     ---
      Dividends and interest..................                         986                      117                      14
   Prepaid insurance premium .................                           1                        1                     ---
                                                                  --------                 --------                 -------
        Total assets .........................                     511,657                  436,056                  44,515
Liabilities                                                       --------                 --------                 -------
   Payable to Fund shareholders ..............                       1,822                    1,346                      65
   Payable for investment
      securities purchased ...................                         ---                    1,930                     ---
   Accrued service fee -
      Class B (Note 3)........................                         106                       87                       9
   Accrued transfer agency and
      dividend disbursing (Note 3)............                         102                       97                      12
   Accrued distribution
      fee - Class B (Note 3)..................                          10                        8                       1
   Dividends payable .........................                         ---                      ---                     ---
   Accrued accounting
      services fee (Note 3)...................                           5                        5                       2
   Accrued management fee (Note 3)............                          10                       10                       1
   Other   ...................................                          11                       19                       1
                                                                  --------                 --------                 -------
        Total liabilities ....................                       2,066                    3,502                      91
                                                                  --------                 --------                 -------
           Total net assets ..................                    $509,591                 $432,554                 $44,424
Net Assets                                                        ========                 ========                 =======
   $0.01 par value capital stock
      Capital stock ..........................                    $    442                 $    293                 $    25
      Additional paid-in capital..............                     347,677                  285,263                  32,433
   Accumulated undistributed income (loss):
      Accumulated undistributed net
        investment income ..................                         1,039                      ---                     ---
      Accumulated undistributed
        net realized gain (loss)
        on investments .......................                       8,962                   29,668                     (74)
      Net unrealized appreciation
        (depreciation) of
        investments ..........................                     151,471                  117,330                  12,040
                                                                  --------                 --------                 -------
        Net assets applicable to
           outstanding units
           of capital ........................                    $509,591                 $432,554                 $44,424
                                                                  ========                 ========                 =======
Net asset value, redemption and offering price per share:
   Class B Shares ............................                      $11.52                   $14.74                  $17.45
   Class Y Shares ............................                      $11.78                   $15.21                  $17.65
Capital shares outstanding:
   Class B Shares ............................                  44,109,295               28,804,995               2,543,511
   Class Y Shares ............................                     117,265                  522,230                   2,993
   Capital shares authorized .................                 500,000,000              500,000,000             500,000,000

                       See notes to financial statements.

WADDELL & REED FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 1999
(In Thousands Except for Per Share and Share Amounts)

                                                             International                    Asset                Limited-
                                                                    Growth                 Strategy               Term Bond
                                                                      Fund                     Fund                    Fund
Assets                                                        ------------              -----------             -----------
   Investment securities--at
      value (Notes 1 and 4)...................                    $100,985                  $30,480                 $21,204
   Cash ......................................                           2                        2                       2
   Receivables:
      Fund shares sold .......................                         436                      195                      69
      Investment securities sold .............                         114                      ---                     ---
      Dividends and interest..................                         176                      187                     349
   Prepaid insurance premium .................                         ---                      ---                     ---
                                                                  --------                  -------                 -------
        Total assets .........................                     101,713                   30,864                  21,624
Liabilities                                                       --------                  -------                 -------
   Payable to Fund shareholders...............                         402                       61                      27
   Payable for investment
      securities purchased ...................                         833                      ---                     ---
   Accrued service fee -
      Class B (Note 3)........................                          21                        6                       5
   Accrued transfer agency and
      dividend disbursing (Note 3)............                          35                       10                       7
   Accrued distribution
      fee - Class B (Note 3)..................                           2                        1                     ---
   Dividends payable .........................                         ---                      ---                       8
   Accrued accounting
      services fee (Note 3)...................                           3                        2                       1
   Accrued management fee (Note 3)............                           2                        1                      --
   Other   ...................................                          22                        3                       2
                                                                  --------                  -------                 -------
        Total liabilities ....................                       1,320                       84                      50
                                                                  --------                  -------                 -------
           Total net assets ..................                    $100,393                   30,780                  21,574
Net Assets                                                        ========                  =======                 =======
   $0.01 par value capital stock
      Capital stock ..........................                    $     64                  $    27                 $    21
      Additional paid-in capital .............                      73,783                   29,511                  21,521
   Accumulated undistributed income (loss):
      Accumulated undistributed net
        investment income (loss)  ............                         ---                        7                     ---
      Accumulated undistributed
        net realized gain (loss)
        on investments .......................                       5,203                     (479)                   (153)
      Net unrealized appreciation
        (depreciation) of
        investments ..........................                      21,343                    1,714                     185
                                                                  --------                  -------                 -------
        Net assets applicable to
           outstanding units
           of capital ........................                    $100,393                  $30,780                 $21,574
                                                                  ========                  =======                 =======
Net asset value, redemption and offering price per share:
   Class B Shares ............................                      $15.58                   $11.20                  $10.16
   Class Y Shares ............................                      $16.08                   $11.21                  $10.16
Capital shares outstanding:
   Class B Shares ............................                   6,403,190                2,721,011               2,097,951
   Class Y Shares ............................                      39,139                   27,423                  25,887
Capital shares authorized ....................                 500,000,000              500,000,000             500,000,000

                       See notes to financial statements.

WADDELL & REED FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 1999
(In Thousands Except for Per Share and Share Amounts)

                                                                      High                Municipal
                                                                    Income                     Bond
                                                                      Fund                     Fund
Assets                                                             -------                ---------
   Investment securities--at
      value (Notes 1 and 4)...................                     $24,995                  $42,432
   Cash ......................................                          15                        1
   Receivables:
      Fund shares sold .......................                         165                      339
      Investment securities sold                                       458                      ---
      Dividends and interest..................                         453                      612
   Prepaid insurance premium .................                         ---                      ---
                                                                   -------                  -------
        Total assets .........................                      26,086                   43,384
Liabilities                                                        -------                  -------
   Payable to Fund shareholders ..............                          26                      439
   Payable for investment
      securities purchased ...................                         600                      ---
   Liabilities for securities
      on loan ................................                         ---                      ---
   Accrued service fee -
      Class B (Note 3)........................                           5                        9
   Accrued transfer agency and
      dividend disbursing (Note 3)............                           7                        9
   Accrued distribution
      fee - Class B (Note 3)..................                           1                        1
   Dividends payable .........................                          12                       14
   Accrued accounting
      services fee (Note 3)...................                           1                        2
   Accrued management fee (Note 3)............                         ---                        1
   Other   ...................................                           1                        1
                                                                   -------                  -------
        Total liabilities ....................                         653                      476
                                                                   -------                  -------
           Total net assets ..................                     $25,433                  $42,908
Net Assets                                                         =======                  =======
   $0.01 par value capital stock
      Capital stock ..........................                     $    26                  $    38
      Additional paid-in capital .............                      26,186                   40,917
   Accumulated undistributed income (loss):
      Accumulated undistributed net
        investment income (loss)   ...........                         ---                      ---
      Accumulated undistributed
        net realized gain (loss)
        on investments .......................                        (761)                     (69)
      Net unrealized appreciation
        (depreciation) of
        investments ..........................                         (18)                   2,022
                                                                   -------                  -------
        Net assets applicable to
           outstanding units
           of capital ........................                     $25,433                  $42,908
                                                                   =======                  =======
Net asset value, redemption and offering price per share:
   Class B Shares ............................                       $9.94                   $11.24
   Class Y Shares ............................                       $9.94                   $11.24
Capital shares outstanding:
   Class B Shares ............................                   2,557,210                3,816,221
   Class Y Shares ............................                         640                      179
Capital shares authorized ....................                 500,000,000              500,000,000

                       See notes to financial statements.

WADDELL & REED FUNDS, INC.
STATEMENTS OF OPERATIONS
For the Fiscal Year Ended MARCH 31, 1999

(In Thousands)                                                       Total                                      Science and
                                                                    Return                   Growth              Technology
                                                                      Fund                     Fund                    Fund
Investment Income (Loss)                                      ------------              -----------             -----------
   Income (Note 1B):
      Interest and amortization ..............                     $ 6,802                  $ 3,887                 $   234
      Dividends ..............................                       3,874                      334                       7
                                                                   -------                  -------                 -------
        Total income .........................                      10,676                    4,221                     241
                                                                   -------                  -------                 -------
   Expenses (Notes 2 and 3):
      Distribution fee - Class B .............                       3,580                    2,628                     139
      Investment management fee ..............                       3,391                    2,846                     130
      Service fee - Class B..................                        1,202                      886                      47
      Transfer agency and dividend
        disbursing - Class B .................                         791                      764                      90
      Registration fees ......................                          64                       55                      29
      Accounting services fee ................                          60                       54                      10
      Custodian fees .........................                          32                       19                       5
      Audit fees .............................                          16                       14                       6
      Legal fees .............................                           7                        5                     ---
      Amortization of prepaid
        registration fees ....................                         ---                      ---                      10
      Shareholder servicing fee -
        Class Y ..............................                           2                        2                     ---
      Distribution fee - Class Y..............                           3                        4                     ---
      Other   ................................                          93                       85                       9
                                                                   -------                  -------                 -------
        Total expenses .......................                       9,241                    7,362                     475
                                                                   -------                  -------                 -------
           Net investment income (loss) ......                       1,435                   (3,141)                   (234)
                                                                   -------                  -------                 -------
Realized and Unrealized Gain
   (Loss) on Investments (Notes 1 and 4)
   Realized net gain (loss)
      on securities ..........................                      58,725                   68,630                     148
   Realized net loss from foreign
      currency transactions ..................                         ---                      ---                     ---
   Realized net gain on forward
      currency contracts .....................                         ---                      ---                     ---
                                                                   -------                  -------                 -------
      Realized net gain (loss)
        on investments .......................                      58,725                   68,630                     148
                                                                   -------                  -------                 -------
   Unrealized appreciation (depreciation)
      in value of securities during the
      period  ................................                     (24,832)                   7,999                  10,801
   Unrealized depreciation from
      translation of assets and
      liabilities in foreign currencies ......                         ---                      ---                     ---
                                                                   -------                  -------                  ------
      Unrealized appreciation
        (depreciation) .......................                      (24,832)                  7,999                  10,801
                                                                   -------                  -------                 -------
        Net gain (loss) on investments........                      33,893                   76,629                  10,949
                                                                   -------                  -------                 -------
           Net increase (decrease) in net
              assets resulting from
              operations .....................                     $35,328                  $73,488                 $10,715
                                                                   =======                  =======                 =======

                       See notes to financial statements.

WADDELL & REED FUNDS, INC.
STATEMENTS OF OPERATIONS
For the Fiscal Year Ended MARCH 31, 1999
(In Thousands)

                                                             International                    Asset                Limited-
                                                                    Growth                 Strategy               Term Bond
                                                                      Fund                     Fund                    Fund
Investment Income (Loss)                                      ------------              -----------             -----------
   Income (Note 1B):
      Interest and amortization ..............                     $   267                     $824                  $1,241
      Dividends ..............................                       1,365                       98                     ---
                                                                   -------                     ----                  ------
        Total income .........................                       1,632                      922                   1,241
                                                                   -------                     ----                  ------
   Expenses (Notes 2 and 3):
      Distribution fee - Class B ............                          670                      185                     143
      Investment management fee .............                          726                      201                     108
      Service fee - Class B..................                          225                       61                      48
      Transfer agency and dividend
        disbursing - Class B .................                         260                       65                      52
      Registration fees ......................                          32                       24                      23
      Accounting services fee ................                          30                       15                      10
      Custodian fees .........................                         121                        7                       3
      Audit fees .............................                          15                       11                      11
      Legal fees .............................                           1                      ---                     ---
      Amortization of prepaid
        registration fees ....................                         ---                      ---                     ---
      Shareholder servicing fee -
        Class Y ..............................                           1                      ---                     ---
      Distribution fee - Class Y  ............                           1                        1                       1
      Other ..................................                          24                        5                       6
                                                                   -------                     ----                  ------
        Total expenses .......................                       2,106                      575                     405
                                                                   -------                     ----                  ------
           Net investment income (loss) ......                        (474)                     347                     836
                                                                   -------                     ----                  ------
Realized and Unrealized Gain
   (Loss) on Investments (Notes 1 and 4)
   Realized net gain (loss)
      on securities ..........................                      10,149                     (425)                      2
   Realized net loss from foreign
      currency transactions ..................                        (105)                     ---                     ---
   Realized net gain on forward
      currency contracts .....................                         303                      ---                     ---
                                                                   -------                     ----                  ------
      Realized net gain (loss)
        on investments .......................                      10,347                     (425)                      2
                                                                   -------                     ----                  ------
   Unrealized appreciation (depreciation)
      in value of securities during the
      period  ................................                        (374)                     555                       2
   Unrealized depreciation from
      translation of assets and
      liabilities in foreign currencies ......                          (7)                     ---                     ---
                                                                   -------                     ----                  ------
      Unrealized appreciation
        (depreciation) .......................                        (381)                     555                       2
                                                                   -------                     ----                  ------
        Net gain (loss) on investments........                       9,966                      130                       4
                                                                   -------                     ----                  ------
           Net increase (decrease) in net
              assets resulting from
              operations .....................                     $ 9,492                     $477                  $  840
                                                                   =======                     ====                  ======

                       See notes to financial statements.

WADDELL & REED FUNDS, INC.
STATEMENTS OF OPERATIONS
For the Fiscal Year Ended MARCH 31, 1999
(In Thousands)

                                                                      High                Municipal
                                                                    Income                     Bond
                                                                      Fund                     Fund
Investment Income (Loss)                                      ------------              -----------
   Income (Note 1B):
      Interest and amortization ..............                      $1,604                   $2,253
      Dividends ..............................                         ---                      ---
                                                                    ------                  -------
        Total income .........................                       1,604                    2,253
                                                                    ------                  -------
   Expenses (Notes 2 and 3):
      Distribution fee - Class B .............                         142                      304
      Investment management fee ..............                         124                      227
      Service fee - Class B...................                          48                      101
      Transfer agency and dividend
        disbursing - Class B .................                          46                       62
      Registration fees ......................                          22                       22
      Accounting services fee ................                          10                       20
      Custodian fees .........................                           4                        4
      Audit fees .............................                           6                       11
      Legal fees .............................                         ---                        1
      Amortization of prepaid
        registration fees ....................                          11                      ---
      Shareholder servicing fee -
        Class Y ..............................                         ---                      ---
      Distribution fee - Class Y  ............                         ---                      ---
      Other   ................................                           3                       10
                                                                    ------                  -------
        Total expenses .......................                         416                      762
                                                                    ------                  -------
           Net investment income (loss) ......                       1,188                    1,491
                                                                    ------                  -------
Realized and Unrealized Gain
   (Loss) on Investments (Notes 1 and 4)
   Realized net gain (loss)
      on securities ..........................                        (761)                     872
   Realized net loss from foreign
      currency transactions ..................                         ---                      ---
   Realized net gain on forward
      currency contracts .....................                         ---                      ---
                                                                    ------                   ------
      Realized net gain (loss)
        on investments .......................                        (761)                     872
                                                                    ------                   ------
   Unrealized appreciation (depreciation)
      in value of securities during the
      period  ................................                        (524)                    (539)
   Unrealized depreciation from
      translation of assets and
      liabilities in foreign currencies ......                         ---                      ---
                                                                    ------                   ------
      Unrealized appreciation
        (depreciation) .......................                         (524)                    (539)
                                                                    ------                   ------
        Net gain (loss) on investments........                      (1,285)                     333
                                                                    ------                   ------
           Net increase (decrease) in net
              assets resulting from
              operations .....................                      $  (97)                  $1,824
                                                                    ======                   ======

                       See notes to financial statements.

WADDELL & REED FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended MARCH 31, 1999
(Dollars In Thousands)

                                                                     Total                                      Science and
                                                                    Return                   Growth              Technology
                                                                      Fund                     Fund                    Fund
                                                              ------------              -----------             -----------
Increase in Net Assets
   Operations:
      Net investment income
        (loss) ...............................                    $  1,435                 $ (3,141)                $  (234)
      Realized net gain (loss)
        on investments .......................                      58,725                   68,630                     148
      Unrealized appreciation
        (depreciation) .......................                     (24,832)                  7,999                  10,801
                                                                  --------                 --------                 -------
        Net increase (decrease) in
           net assets resulting from
           operations ........................                      35,328                   73,488                  10,715
                                                                  --------                 --------                 -------
   Distributions to shareholders (Note 1E):*
      From net investment income:
        Class B ..............................                        (383)                     ---                     ---
        Class Y ..............................                          (8)                     ---                     ---
      From realized net gain on investment transactions:
        Class B ..............................                     (59,613)                 (54,879)                    ---
        Class Y ..............................                        (148)                    (130)                    ---
                                                                  --------                 --------                 -------
                                                                   (60,152)                 (55,009)                    ---
                                                                  --------                 --------                 -------
   Capital share transactions
      (Note 6) ...............................                      60,502                   83,928                  26,094
                                                                  --------                 --------                 -------
      Total increase .........................                      35,678                  102,407                  36,809
Net Assets
   Beginning of period .......................                     473,913                  330,147                   7,615
                                                                  --------                 --------                 -------
   End of period .............................                    $509,591                 $432,554                 $44,424
                                                                  ========                 ========                 =======
   Undistributed net
      investment income .....................                       $1,039                     $---                    $---
                                                                    ======                     ====                    ====

                    *See "Financial Highlights" on pages - .

                       See notes to financial statements.

WADDELL & REED FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended MARCH 31, 1999
(Dollars In Thousands)

                                                             International                    Asset                Limited-
                                                                    Growth                 Strategy               Term Bond
                                                                      Fund                     Fund                    Fund
                                                             -------------              -----------             -----------
Increase in Net Assets
   Operations:
      Net investment income
        (loss) ...............................                    $   (474)                $    347                 $   836
      Realized net gain (loss)
        on investments .......................                      10,347                     (425)                     2
      Unrealized appreciation
        (depreciation) .......................                        (381)                     555                       2
                                                                  --------                 --------                 -------
        Net increase (decrease) in
           net ..........assets resulting from
           operations .......................                        9,492                      477                     840
                                                                  --------                 --------                 -------
   Distributions to shareholders (Note 1E):*
      From net investment income:
        Class B ..............................                         ---                     (358)                   (824)
        Class Y ..............................                         ---                       (7)                    (12)
      From realized net gain on investment transactions:
        Class B ..............................                      (5,284)                    (628)                    ---
        Class Y ..............................                         (31)                      (6)                    ---
                                                                  --------                 --------                 -------
                                                                    (5,315)                    (999)                   (836)
                                                                  --------                 --------                 -------
   Capital share transactions
      (Note 6) ...............................                       8,756                   11,662                   3,238
                                                                  --------                 --------                 -------
      Total increase .........................                      12,933                   11,140                   3,242
Net Assets
   Beginning of period .......................                      87,460                   19,640                  18,332
                                                                  --------                 --------                 -------
   End of period .............................                    $100,393                  $30,780                 $21,574
                                                                  ========                 ========                 =======
   Undistributed net
      investment income ......................                        $---                       $7                    $---
                                                                      ====                 ========                    ====

                    *See "Financial Highlights" on pages - .

                       See notes to financial statements.

WADDELL & REED FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended MARCH 31, 1999
(Dollars In Thousands)

                                                                      High                Municipal
                                                                    Income                     Bond
                                                                      Fund                     Fund
                                                              ------------              -----------
Increase in Net Assets
   Operations:
      Net investment income
        (loss) ...............................                     $ 1,188                   $1,491
      Realized net gain (loss)
        on investments .......................                        (761)                    872
      Unrealized appreciation
        (depreciation) .......................                        (524)                    (539)
                                                                   -------                  -------
        Net increase (decrease) in
           net ..........assets resulting from
           operations .......................                          (97)                   1,824
                                                                   -------                  -------
   Distributions to shareholders (Note 1E):*
      From net investment income:
        Class B ..............................                      (1,188)                  (1,491)
        Class Y ..............................                         ---                      ---
      From realized net gain on investment transactions:
        Class B ..............................                         (57)                  (1,114)
        Class Y ..............................                         ---                      ---
                                                                   -------                  -------
                                                                    (1,245)                  (2,605)
                                                                   -------                  -------
   Capital share transactions
      (Note 6) ...............................                      14,963                    3,666
                                                                   -------                  -------
      Total increase .........................                      13,621                    2,885
Net Assets
   Beginning of period .......................                      11,812                   40,023
                                                                   -------                  -------
   End of period .............................                     $25,433                  $42,908
                                                                   =======                  =======
   Undistributed net
      investment income ......................                        $---                     $---
                                                                      ====                     ====

                    *See "Financial Highlights" on pages - .

                       See notes to financial statements.

WADDELL & REED FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
For the Period Ended MARCH 31, 1998
(In Thousands)

                                                                     Total                                      Science and
                                                                    Return                   Growth              Technology
                                                                      Fund                     Fund                    Fund
                                                              ------------              -----------             -----------
Increase in Net Assets
   Operations:
      Net investment income
        (loss) ...............................                    $   (903)                $ (2,823)                 $  (42)
      Realized net gain (loss)
        on investments .......................                      22,549                   24,170                    (145)
      Unrealized appreciation ................                     108,013                  106,888                   1,239
                                                                  --------                 --------                  ------
        Net increase in net assets
           resulting from operations .........                     129,659                  128,235                   1,052
                                                                  --------                 --------                  ------
   Distributions to shareholders (Note 1E):*
      From net investment income
        Class B ..............................                         ---                      ---                     ---
        Class Y ..............................                         ---                      ---                     ---
      From realized net gain on
        investment transactions
        Class B ..............................                     (14,304)                 (12,537)                   ---
        Class Y ..............................                         (26)                     (22)                   ---
                                                                  --------                 --------                  ------
                                                                   (14,330)                 (12,559)                   ---
                                                                  --------                 --------                  ------
   Capital share transactions
      (Note 6) ...............................                      40,627                   16,119                   6,563
                                                                  --------                 --------                  ------
      Total increase .........................                     155,956                  131,795                   7,615
Net Assets
   Beginning of period .......................                     317,957                  198,352                     ---
                                                                  --------                 --------                  ------
   End of period .............................                    $473,913                 $330,147                  $7,615
                                                                  ========                 ========                  ======
   Undistributed net
      investment income (loss)................                        $---                     $---                    $---
                                                                      ====                     ====                    ====

                    *See "Financial Highlights" on pages - .

                       See notes to financial statements.

WADDELL & REED FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
For the Period Ended MARCH 31, 1998
(In Thousands)

                                                             International                    Asset                Limited-
                                                                    Growth                 Strategy               Term Bond
                                                                      Fund                     Fund                    Fund
                                                             -------------              -----------             -----------
Increase in Net Assets
   Operations:
      Net investment income
        (loss) ...............................                     $  (556)                $   320                 $   825
      Realized net gain (loss)
        on investments .......................                       5,845                    1,492                     (66)
      Unrealized appreciation ................                      16,677                    1,660                     500
                                                                   -------                  -------                 -------
        Net increase in net assets
           resulting from operations .........                      21,966                    3,472                   1,259
                                                                   -------                  -------                 -------
   Distributions to shareholders (Note 1E):*
      From net investment income
        Class B ..............................                         ---                     (318)                   (818)
        Class Y ..............................                         ---                       (5)                     (8)
      From realized net gain on
        investment transactions
        Class B ..............................                      (7,173)                    (681)                    ---
        Class Y ..............................                         (30)                      (8)                    ---
                                                                   -------                  -------                 -------
                                                                    (7,203)                  (1,012)                   (826)
                                                                   -------                  -------                 -------
   Capital share transactions
      (Note 6) ...............................                      21,998                    3,666                      24
                                                                   -------                  -------                 -------
      Total increase .........................                      36,761                    6,126                     457
Net Assets
   Beginning of period .......................                      50,699                   13,514                  17,875
                                                                   -------                  -------                 -------
   End of period .............................                     $87,460                  $19,640                 $18,332
                                                                   =======                  =======                 =======
   Undistributed net
      investment income (loss) ...............                        $---                      $25                    $---
                                                                      ====                  =======                    ====

                    *See "Financial Highlights" on pages - .

                       See notes to financial statements.

WADDELL & REED FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
For the Period Ended MARCH 31, 1998
(In Thousands)

                                                                      High                Municipal
                                                                    Income                     Bond
                                                                      Fund                     Fund
                                                              ------------              -----------
Increase in Net Assets
   Operations:
      Net investment income
        (loss) ...............................                     $   225                  $ 1,527
      Realized net gain (loss)
        on investments .......................                          57                      422
      Unrealized appreciation ................                         506                    2,048
                                                                   -------                  -------
        Net increase in net assets
           resulting from operations .........                         788                    3,997
                                                                   -------                  -------
   Distributions to shareholders (Note 1E):*
      From net investment income
        Class B ..............................                        (225)                  (1,527)
        Class Y ..............................                         ---                      ---
      From realized net gain on
        investment transactions
        Class B ..............................                         ---                      ---
        Class Y ..............................                         ---                      ---
                                                                   -------                  -------
                                                                      (225)                  (1,527)
                                                                   -------                  -------
   Capital share transactions
      (Note 6) ...............................                      11,249                      934
                                                                   -------                  -------
      Total increase .........................                      11,812                    3,404
Net Assets
   Beginning of period .......................                         ---                   36,619
                                                                   -------                  -------
   End of period .............................                     $11,812                  $40,023
                                                                   =======                  =======
   Undistributed net
      investment income ......................                        $---                     $---
                                                                      ====                     ====

                    *See "Financial Highlights" on pages - .

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
TOTAL RETURN FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:*

                                                         For the fiscal year ended March 31,
                                             -----------------------------------------------------------
                                               1999         1998         1997         1996          1995
                                             ------       ------       ------       ------        ------
Net asset value,
   beginning of
   period ..........................         $12.24       $ 9.09        $8.17        $6.37        $6.00
                                              -----        -----        -----        -----         -----
Income from investment
   operations:
   Net investment income
      (loss)........................           0.03        (0.02)       (0.01)       (0.01)       (0.00)
   Net realized and
      unrealized gain
      on investments ...............           0.82         3.56          .98         1.84         0.37
                                              -----        -----        -----        -----         -----
Total from investment
   operations ......................           0.85         3.54         0.97         1.83         0.37
                                              -----        -----        -----        -----         -----
Less distributions:
   From net investment income ......          (0.01)       (0.00)       (0.00)       (0.00)       (0.00)
   From capital gains  .............          (1.56)       (0.39)       (0.05)       (0.03)       (0.00)
                                              -----        -----        -----        -----         -----
                                              (1.57)       (0.39)       (0.05)       (0.03)       (0.00)
                                              -----        -----        -----        -----         -----
Net asset value,
   end of period ...................         $11.52       $12.24        $9.09        $8.17        $6.37
                                             ======       ======        =====       ======         =====
Total return .......................           7.47%       39.57%       11.93%       28.75%        6.17%
Net assets, end of
   period (000
   omitted) ........................       $508,210     $472,970     $317,453     $208,233      $104,691
Ratio of expenses
   to average net
   assets ..........................           1.93%        1.92%        1.95%        1.99%        2.05%
Ratio of net investment income
   (loss) to average
   net assets ......................           0.30%       -0.23%       -0.17%       -0.11%       -0.04%
Portfolio turnover rate ............          54.73%       36.94%       26.23%       16.78%       16.60%

*Per-share and share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
TOTAL RETURN FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:*

                                               For the fiscal year                 For the
                                                 ended March 31,                 period from
                                         ----------------------------------      12/29/95**
                                          1999         1998         1997        to 3/31/96
                                         --------     --------      -------     -------------
Net asset value,
   beginning of
   period ..........................     $12.46       $ 9.18        $8.19             $7.66
                                         ------       ------        -----             -----
Income from investment
   operations:
   Net investment
      income........................       0.12         0.05          .02              0.02
   Net realized and
      unrealized gain
      on investments ...............       0.84         3.62         1.02              0.51
                                         ------       ------        -----             -----
Total from investment
   operations ......................       0.96         3.67         1.04              0.53
                                         ------       ------        -----             -----
Less distributions:
   From net investment income ......      (0.08)       (0.00)       (0.00)            (0.00)
   From capital gains ..............      (1.56)       (0.39)       (0.05)            (0.00)
                                         ------       ------        -----             -----
                                          (1.64)       (0.39)       (0.05)            (0.00)
                                         ------       ------        -----             -----
Net asset value,
   end of period ...................     $11.78       $12.46        $9.18             $8.19
                                         ======       ======        =====             =====
Total return .......................       8.37%       40.63%       12.69%             6.92%
Net assets, end of
   period (000
   omitted).........................     $1,381         $943         $504               $87
Ratio of expenses
   to average net
   assets ..........................       1.15%        1.20%        1.18%             0.96%***
Ratio of net investment
   income to average
   net assets ......................       1.10%        0.50%        0.65%             1.04%***
Portfolio turnover
   rate ............................      54.73%       36.94%       26.23%            16.78%***

  *Per-share and share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.

 **Commencement of operations.

***Annualized.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
GROWTH FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:*

                                                  For the fiscal year ended March 31,
                                       -----------------------------------------------------------
                                         1999         1998         1997         1996          1995
                                        ------       ------       ------       ------        ------
Net asset value,
   beginning of
   period ..........................    $14.29       $ 9.08       $10.50       $ 8.45        $7.04
                                        ------       ------       ------       ------         -----
Income from investment
   operations:
   Net investment
      income (loss) ................     (0.11)       (0.13)       (0.03)       (0.01)        0.00
   Net realized and
      unrealized gain (loss)
      on investments ...............      2.91         5.91        (1.09)        2.25         1.58
                                        ------       ------       ------       ------         -----
Total from investment
   operations ......................      2.80         5.78        (1.12)        2.24         1.58
                                        ------       ------       ------       ------         -----
Less distribution
   from capital gains ..............     (2.35)       (0.57)       (0.30)       (0.19)       (0.17)
                                        ------       ------       ------       ------         -----
Net asset value,
   end of period ...................    $14.74       $14.29       $ 9.08       $10.50        $8.45
                                        ======       ======       ======       ======        ======
Total return .......................     21.61%       65.37%      -10.97%       26.57%       22.61%
Net assets, end of period
    (000 omitted) ..................  $424,612     $329,514     $198,088     $202,557      $100,683
Ratio of expenses
   to average net
   assets ..........................      2.10%        2.13%        2.12%        2.14%        2.23%
Ratio of net investment
   income (loss) to average
   net assets ......................     -0.90%       -1.12%       -0.27%       -0.25%        0.01%
Portfolio turnover
   rate.............................     51.41%       33.46%       37.20%       31.84%       56.30%

*Per-share and share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
GROWTH FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:*

                                                 For the fiscal year             For the
                                                   ended March 31,             period from
                                         ----------------------------------     12/29/95**
                                          1999         1998         1997       to 3/31/96
                                         --------     --------      -------    -----------
Net asset value,
   beginning of
   period ..........................     $14.55       $ 9.16       $10.52         $10.11
                                         ------       ------       ------         ------
Income from investment
   operations:
   Net investment
      income (loss) ................       0.00        (0.03)        0.01           0.02
   Net realized and
      unrealized gain (loss)
      on investments ...............       3.01         5.99        (1.07)          0.39
                                         ------       ------       ------         ------
Total from investment
   operations ......................       3.01         5.96        (1.06)          0.41
                                         ------       ------       ------         ------
Less distribution
   from capital gains ..............      (2.35)       (0.57)       (0.30)         (0.00)
                                         ------       ------       ------         ------
Net asset value,
   end of period ...................     $15.21       $14.55       $ 9.16         $10.52
                                         ======       ======       ======         ======
Total return .......................      22.73%       66.78%      -10.37%          4.11%
Net assets, end of
   period (000
   omitted).........................     $7,942         $633         $264             $1
Ratio of expenses
   to average net
   assets ..........................       1.18%        1.30%        1.17%          1.17%***
Ratio of net investment
   income (loss) to average
   net assets ......................       0.08%       -0.30%        0.31%          0.78%***
Portfolio turnover
   rate ............................      51.41%       33.46%       37.20%         31.84%***

  *Per-share and share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.

 **Commencement of operations.

***Annualized.
                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
SCIENCE AND TECHNOLOGY FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                                       For the                   For the
                                                        fiscal               period from
                                                          year                  7/31/97*
                                                         ended                        to
                                                       3/31/99                   3/31/98
                                                  ------------             --------------
Net asset value,
   beginning of period .............                  $12.01                    $10.00
                                                      ------                    ------
Income from investment
   operations:
   Net investment
      loss .........................                   (0.09)                    (0.07)
   Net realized and
      unrealized gain
      on investments ...............                    5.53                      2.08
                                                      ------                    ------
Total from investment
   operations ......................                    5.44                      2.01
                                                      ------                    ------
Net asset value,
   end of period ...................                  $17.45                    $12.01
                                                      ======                    ======
Total return .......................                   45.30%                    20.10%
Net assets, end of
   period (000
   omitted) ........................                 $44,371                    $7,615
Ratio of expenses
   to average net
   assets ..........................                    2.57%                     3.20%**
Ratio of net investment
   loss to average net
   assets ..........................                   -1.26%                    -1.66%**
Portfolio
   turnover rate ...................                   51.00%                    26.64%

  *Commencement of operations.
**Annualized.
                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
SCIENCE AND TECHNOLOGY FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout the Period:

                                                      For the
                                                  period from
                                                      6/9/98*
                                                           to
                                                      3/31/99
                                                  -----------
Net asset value,
   beginning of period .............                 $12.20
                                                     ------
Income from investment
   operations:
   Net investment
      income .......................                   0.01
   Net realized and
      unrealized gain
      on investments ...............                   5.44
                                                     ------
Total from investment
   operations ......................                   5.45
                                                     ------
Net asset value,
   end of period ...................                 $17.65
                                                     ======
Total return .......................                  44.67%
Net assets, end of
   period (000
   omitted) ........................                    $53
Ratio of expenses
   to average net
   assets ..........................                   0.62%**
Ratio of net investment
   income to average net
   assets ..........................                   0.54%**
Portfolio
   turnover rate ...................                  51.00%**

 *Commencement of operations.
**Annualized.
                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
INTERNATIONAL GROWTH FUND*
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                                                    For the fiscal year ended March 31,
                                                      -----------------------------------------------------------
                                                       1999         1998         1997         1996         1995
                                                      ------       ------       ------       ------       ------
Net asset value,
   beginning of
   period ..........................                  $15.04       $12.40        $9.94        $9.36        $9.37
                                                      ------       ------       ------       ------        -----
Income from investment
   operations:
   Net investment
      income (loss) ................                   (0.07)       (0.10)       (0.03)        0.08         0.36
   Net realized and
      unrealized gain (loss)
      on investments ...............                    1.55         4.12         2.50         0.63        (0.01)
                                                      ------       ------       ------       ------        -----
Total from investment
   operations ......................                    1.48         4.02         2.47         0.71         0.35
                                                      ------       ------       ------       ------        -----
Less distributions:
   From net investment income ......                   (0.00)       (0.00)       (0.01)       (0.11)       (0.36)
   From capital gains ..............                   (0.94)       (1.38)       (0.00)       (0.00)       (0.00)
   In excess of net
      investment income ............                   (0.00)       (0.00)       (0.00)       (0.02)       (0.00)
                                                      ------       ------       ------       ------        -----
Total distributions ................                   (0.94)       (1.38)       (0.01)       (0.13)       (0.36)
                                                      ------       ------       ------       ------        -----
Net asset value,
   end of period ...................                  $15.58       $15.04       $12.40        $9.94        $9.36
                                                      ======       ======       ======       ======        =====
Total return .......................                   10.36%       35.24%       24.85%        7.64%        3.84%
Net assets, end of
   period (000
   omitted) ........................                 $99,764      $87,041      $50,472      $20,874      $11,188
Ratio of expenses
   to average net
   assets ..........................                    2.35%        2.35%        2.46%        2.50%        2.29%
Ratio of net investment
   income (loss) to average
   net assets ......................                   -0.53%       -0.82%       -0.52%        0.63%        3.87%
Portfolio turnover
   rate ............................                  116.25%      105.11%       94.76%       88.55%       13.33%

*International Growth Fund (formerly Global Income Fund) changed its name and investment objective effective April 20, 1995. See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
INTERNATIONAL GROWTH FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                                                     For the fiscal           For the
                                                                  year ended March 31,      period from
                                                      ------------------------------------   12/29/95*
                                                        1999       1998         1997        to 3/31/96
                                                      --------    -------     --------
Net asset value,
   beginning of
   period ..........................                  $15.35       $12.52        $9.95        $9.70
                                                      ------       ------       ------       ------
Income from investment
   operations:
   Net investment income ...........                    0.05         0.01         0.02         0.02
   Net realized and
      unrealized gain
      on investments ...............                    1.62         4.20         2.56         0.23
                                                      ------       ------       ------       ------
Total from investment
   operations ......................                    1.67         4.21         2.58         0.25
                                                      ------       ------       ------       ------
Less distributions:
   From net investment
      income .......................                   (0.00)       (0.00)       (0.01)       (0.00)
   From capital gains ..............                   (0.94)       (1.38)       (0.00)       (0.00)
                                                        ------       ------       ------       ------
Total distributions ................                   (0.94)       (1.38)       (0.01)       (0.00)
                                                        ------       ------       ------       ------
Net asset value,
   end of period ...................                  $16.08       $15.35       $12.52        $9.95
                                                      ======       ======       ======       ======
Total return .......................                   11.41%       36.45%       25.93%        2.58%
Net assets, end of
   period (000
   omitted).........................                    $629         $419         $227           $7
Ratio of expenses
   to average net
   assets ..........................                    1.44%        1.51%        1.59%        1.84%**
Ratio of net investment
   income to average
   net assets ......................                    0.36%        0.07%        0.05%        1.07%**
Portfolio turnover
   rate ............................                  116.25%      105.11%       94.76%       88.55%**

  *Commencement of operations.
**Annualized.
                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
ASSET STRATEGY FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                                                                              For the
                                                                                               period
                                                            For the fiscal year                  from
                                                            year ended March 31,             4/20/95*
                                                      ----------------------------------           to
                                                       1999         1998         1997         3/31/96
                                                      --------     --------    ---------    ---------
Net asset value,
   beginning of period .............                  $11.42        $9.73       $10.15       $10.00
                                                      ------       ------       ------       ------
Income from investment
   operations:
   Net investment
      income .......................                    0.15         0.21         0.23         0.16
   Net realized and
      unrealized gain (loss)
      on investments ...............                    0.05         2.16        (0.30)        0.14
                                                      ------       ------       ------       ------
Total from investment
   operations ......................                    0.20         2.37        (0.07)        0.30
                                                      ------       ------       ------       ------
Less distributions:
   From net investment
      income .......................                   (0.16)       (0.22)       (0.21)       (0.15)
   From capital gains...............                   (0.26)       (0.46)       (0.14)       (0.00)
                                                      ------       ------       ------       ------
Total distributions ................                   (0.42)       (0.68)       (0.35)       (0.15)
                                                      ------       ------       ------       ------
Net asset value,
   end of period ...................                  $11.20       $11.42        $9.73       $10.15
                                                      ======       ======       ======       ======
Total return .......................                    1.79%       24.94%       -0.86%        3.00%
Net assets, end of
   period (000
   omitted) ........................                 $30,473      $19,415      $13,398      $13,221
Ratio of expenses
   to average net
   assets ..........................                    2.32%        2.44%        2.52%        2.54%**
Ratio of net investment
   income to average net
   assets ..........................                    1.38%        2.02%        2.21%        2.14%**
Portfolio
   turnover rate ...................                  168.17%      220.67%      109.92%       75.02%

   *Commencement of operations.
 **Annualized.
                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
ASSET STRATEGY FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                                                                            For the
                                                                     For the fiscal          period
                                                                    year ended March 31,      from
                                                       ---------------------------------     12/29/95*
                                                        1999         1998         1997       to 3/31/96
                                                       -------     --------     --------     ----------
Net asset value,
   beginning of
   period ..........................                  $11.43        $9.73       $10.16       $10.23
                                                       -----        -----       ------       ------
Income from investment
   operations:
   Net investment
      income........................                    0.26         0.31         0.27         0.07
   Net realized and
      unrealized gain (loss)
      on investments ...............                    0.05         2.16        (0.26)       (0.08)
                                                       -----        -----       ------       ------
Total from investment
   operations ......................                    0.31         2.47         0.01        (0.01)
                                                       -----        -----       ------       ------
Less distributions:
   From net investment
      income .......................                   (0.27)       (0.31)       (0.30)       (0.06)
   From capital gains ..............                   (0.26)       (0.46)       (0.14)       (0.00)
                                                       -----        -----       ------       ------
Total distributions ................                   (0.53)       (0.77)       (0.44)       (0.06)
                                                       -----        -----       ------       ------
Net asset value,
   end of period ...................                  $11.21       $11.43        $9.73       $10.16
                                                      ======       ======       ======       ======
Total return .......................                    2.75%       26.06%        0.05%       -0.25%
Net assets, end of
   period (000
   omitted).........................                    $307         $225         $116           $1
Ratio of expenses
   to average net
   assets ..........................                    1.45%        1.58%        1.61%        1.95%**
Ratio of net investment
   income to average
   net assets ......................                    2.25%        2.90%        2.97%        2.34%**
Portfolio turnover
   rate ............................                  168.17%      220.67%      109.92%       75.02%***

   *Commencement of operations.

 **Annualized.

***Portfolio turnover is for the period from April 20, 1995 to March 31, 1996.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
LIMITED-TERM BOND FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                                          For the fiscal year ended March 31,
                                              -----------------------------------------------------------
                                               1999         1998         1997         1996          1995
                                              ------       ------       ------       ------        ------
Net asset value,
   beginning of
   period ..........................         $10.14        $9.90       $10.00       $ 9.70        $9.84
                                             ------       ------       ------       ------         -----
Income from investment
   operations:
   Net investment
      income .......................           0.44         0.45         0.44         0.41         0.39
   Net realized and
      unrealized gain
      (loss) on
      investments ..................           0.02         0.24        (0.09)        0.30        (0.13)
                                             ------       ------       ------       ------         -----
Total from investment
   operations ......................           0.46         0.69         0.35         0.71         0.26
                                             ------       ------       ------       ------         -----
Less distributions:
   From net investment
      income .......................          (0.44)       (0.45)       (0.44)       (0.41)       (0.39)
   From capital gains ..............          (0.00)       (0.00)       (0.01)       (0.00)       (0.01)
                                             ------       ------       ------       ------         -----
Total distributions  ...............          (0.44)       (0.45)       (0.45)       (0.41)       (0.40)
                                             ------       ------       ------       ------         -----
Net asset value,
   end of period ...................         $10.16       $10.14        $9.90       $10.00        $9.70
                                             ======       ======       ======       ======         =====
Total return .......................           4.65%        7.15%        3.52%        7.41%        2.73%
Net assets, end of
   period (000
   omitted) ........................        $21,311      $18,148      $17,770      $23,682       $12,419
Ratio of expenses
   to average net
   assets ..........................           2.11%        2.12%        2.07%        2.10%        2.17%
Ratio of net investment
   income to average
   net assets.......................           4.34%        4.52%        4.40%        4.14%        4.05%
Portfolio turnover
   rate ............................          32.11%       27.37%       23.05%       22.08%       29.20%

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
LIMITED-TERM BOND FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                                                                   For the
                                                    For the fiscal                 period
                                                   year ended March 31,             from
                                            ---------------------------------     12/29/95*
                                             1999         1998         1997      to 3/31/96
                                            -------     --------      -------    ---------
Net asset value,
   beginning of
   period ..........................       $10.14        $9.90       $10.00       $10.16
                                           ------       ------       ------       ------
Income from investment
   operations:
   Net investment
      income .......................         0.53         0.53         0.52         0.11
   Net realized and
      unrealized gain (loss)
      on investments ...............         0.02         0.24        (0.09)       (0.16)
                                           ------       ------       ------       ------
Total from investment
   operations ......................         0.55         0.77         0.43        (0.05)
                                           ------       ------       ------       ------
Less distributions:
   From net investment
      income .......................        (0.53)       (0.53)       (0.52)       (0.11)
   From capital gains ..............        (0.00)       (0.00)       (0.01)       (0.00)
                                           ------       ------       ------       ------
Total distributions ................        (0.53)       (0.53)       (0.53)       (0.11)
                                           ------       ------       ------       ------
Net asset value,
   end of period ...................       $10.16       $10.14        $9.90       $10.00
                                           ======       ======       ======       ======
Total return .......................         5.60%        7.91%        4.33%       -0.49%
Net assets, end of
   period (000
   omitted) ........................         $263         $184         $105           $1
Ratio of expenses
   to average net
   assets ..........................         1.20%        1.32%        1.04%        1.18%**
Ratio of net investment
   income to average
   net assets ......................         5.25%        5.32%        5.62%        4.70%**
Portfolio turnover
   rate ............................        32.11%       27.37%       23.05%       22.08%**

  *Commencement of operations.
**Annualized.
                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
HIGH INCOME FUND
Class B Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                                                      For the                   For the
                                                       fiscal               period from
                                                         year                  7/31/97*
                                                        ended                        to
                                                      3/31/99                   3/31/98
                                                    ---------                 ---------
Net asset value,
   beginning of period .............                  $10.79                    $10.00
                                                      ------                    ------
Income from investment
   operations:
   Net investment
      income .......................                    0.63                      0.37
   Net realized and
      unrealized gain (loss)
      on investments ...............                   (0.82)                     0.79
                                                      ------                    ------
Total from investment
   operations ......................                   (0.19)                     1.16
                                                      ------                    ------
Less distributions:
   From net investment income ......                   (0.63)                    (0.37)
   From capital gains ..............                   (0.03)                    (0.00)
                                                      ------                    ------
Total distributions ................                   (0.66)                    (0.37)
                                                      ------                    ------
Net asset value,
   end of period ...................                   $9.94                    $10.79
                                                      ======                    ======
Total return .......................                   -1.72%                    11.77%
Net assets, end of
   period (000
   omitted) ........................                 $25,427                   $11,812
Ratio of expenses
   to average net
   assets ..........................                    2.20%                     2.52%**
Ratio of net investment
   income to average net
   assets ..........................                    6.29%                     5.98%**
Portfolio
   turnover rate ...................                   50.98%                    67.82%

  *Commencement of operations.
**Annualized.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
HIGH INCOME FUND
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout The Period:

                                                       For the
                                                        period
                                                          from
                                                     12/30/98*
                                                            to
                                                       3/31/99
                                                     ---------
Net asset value,
   beginning of period .............                   $9.97
                                                       -----
Income from investment
   operations:
   Net investment
      income .......................                    0.20
   Net realized and
      unrealized gain
      on investments................                    0.00
                                                       -----
Total from investment
   operations.......................                    0.20
                                                       -----
Less distributions:
   From net investment income ......                   (0.20)
   From capital gains...............                   (0.03)
                                                       -----
Total distributions ................                   (0.23)
                                                       -----
Net asset value,
   end of period....................                   $9.94
                                                       =====
Total return .......................                    2.45%
Net assets, end of
   period (000
   omitted) ........................                      $6
Ratio of expenses
   to average net
   assets...........................                    0.26%**
Ratio of net investment
   income to average net
   assets...........................                    8.55%**
Portfolio
   turnover rate....................                   50.98%**

  *Commencement of operations.
**Annualized.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
MUNICIPAL BOND FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                                         For the fiscal year ended March 31,
                                             -------------------------------------------------------------
                                               1999         1998         1997         1996          1995
                                             ------       ------       ------       ------        ------
Net asset value,
   beginning of
   period ..........................         $11.45       $10.74       $10.63       $10.30       $10.12
                                             ------       ------       ------       ------        ------
Income from investment
   operations:
   Net investment
      income .......................           0.42         0.44         0.45         0.43         0.44
   Net realized and
      unrealized gain
      on investments ...............           0.10         0.71         0.11         0.33         0.18
                                             ------       ------       ------       ------        ------
Total from investment
   operations ......................           0.52         1.15         0.56         0.76         0.62
                                             ------       ------       ------       ------        ------
Less distributions:
   From net investment income ......          (0.42)       (0.44)       (0.45)       (0.43)       (0.44)
   From capital gains ..............          (0.31)       (0.00)       (0.00)       (0.00)       (0.00)
                                             ------       ------       ------       ------        ------
Total distributions  ...............          (0.73)       (0.44)       (0.45)       (0.43)       (0.44)
                                             ------       ------       ------       ------        ------
Net asset value,
   end of period ...................         $11.24       $11.45       $10.74       $10.63       $10.30
                                             ======       ======       ======       ======        ======
Total return .......................           4.64%       10.89%        5.32%        7.48%        6.37%
Net assets, end of
   period (000
   omitted) ........................        $42,906      $40,023      $36,618      $33,869       $27,434
Ratio of expenses
   to average net
   assets ..........................           1.88%        1.89%        1.92%        1.93%        1.94%
Ratio of net investment
   income to average
   net assets ......................           3.68%        3.94%        4.18%        4.05%        4.41%
Portfolio turnover
   rate ............................          41.53%       27.86%       34.72%       42.02%       56.92%

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
MUNICIPAL BOND FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                                 For
                                                 the          For            For the
                                              period          the             fiscal              For the
                                                from       period               year          period from
                                            12/30/98***     ended              ended             12/29/95*
                                          to 3/31/99      6/23/97**          3/31/97           to 3/31/96
                                          ----------     ---------          --------         ------------
Net asset value,
   beginning of
   period ..........................          $11.58       $10.74              $10.63            $10.94
                                              ------       ------              ------            ------
Income from investment
   operations:
   Net investment
      income........................            0.13         0.10                0.52              0.12
   Net realized and
      unrealized gain
      (loss) on
      investments ..................           (0.03)        0.29                0.11             (0.31)
                                               ------       ------              ------           ------
Total from investment
   operations ......................            0.10         0.39                0.63             (0.19)
                                               ------       ------              ------           ------
Less distributions:
   From net investment income ......           (0.13)       (0.10)              (0.52)            (0.12)
   From capital gains ..............           (0.31)       (0.00)              (0.00)            (0.00)
                                               ------       ------              ------           ------
      Total distributions ..........           (0.44)       (0.10)              (0.52)            (0.12)
                                               ------       ------              ------           ------
Net asset value,
   end of period ...................          $11.24       $11.03              $10.74            $10.63
                                              ======       ======              ======            ======
Total return .......................            0.80%        3.22%               5.96%            -1.80%
Net assets, end of
   period (000
   omitted).........................              $2           $0                  $1                $1
Ratio of expenses
   to average net
   assets ..........................            1.00%****    4.95%****           1.28%             1.18%****
Ratio of net investment
   income to average
   net assets ......................            4.40%****    4.12%****           4.83%             4.33%****
Portfolio turnover
   rate ............................           41.53%****   27.86%****          34.72%            42.02%****

   *Initial commencement of operations.

  **All outstanding shares were redeemed on June 23, 1997 at the ending net asset value shown in the table.

 ***Recommencement of operations.

****Annualized.

                       See notes to financial statements.

WADDELL & REED FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1999

Note 1 - Significant Accounting Policies

         Waddell & Reed Funds, Inc. (the "Corporation") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Corporation issues eight series of capital shares; each series represents ownership of a separate mutual fund. The assets belonging to each Fund are held separately by the custodian. The capital shares of each Fund represent a pro rata beneficial interest in the principal, net income and realized and unrealized capital gains or losses of its respective investments and other assets. The following is a summary of significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted securities and securities for which quotations are not readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Corporation's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market. Short-term debt securities denominated in foreign currencies are valued at amortized cost in that currency.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums and post-1984 market discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See
     Note 4 -- Investment Securities Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. The Corporation combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Corporation's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Corporation intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 5 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by each Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At March 31, 1999 the following amounts were reclassified:

                               Increase(Decrease)         Increase(Decrease)         Increase
                                  Accumulated                Accumulated          (Decrease)
                                  Undistributed             Undistributed         Additional
                                 Net Investment             Net Realized             Paid-In
Fund                                 Income                 Capital Gains            Capital
----                           -------------------       -------------------      -------------
Total Return Fund                $   (4,828)                 $    4,828            $     ---
Growth Fund                       3,140,720                  (3,140,720)                 ---
Science and Technology Fund         233,968                     (76,119)            (157,849)
International Growth Fund           536,337                    (536,337)                 ---

         Net investment income, net realized gains and net assets were not affected by these changes.

         The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Organization

         The Corporation was incorporated in Maryland on January 29, 1992 and was inactive (except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940 and registration of shares under the Securities Act of 1933) until September 21, 1992 (the date of the initial public offering). The original Corporation consisted of five mutual funds - Total Return Fund, Growth Fund, Limited-Term Bond Fund, Municipal Bond Fund and International Growth Fund.

         On April 24, 1992, Waddell & Reed, Inc. ("W&R"), the Corporation's principal distributor and underwriter, purchased for investment 2,000 shares of each series of the original Corporation at their net asset value of $10.00 per share.

         Asset Strategy Fund was established in Maryland on January 31, 1995 and was inactive (except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940 and registration of shares under the Securities Act of 1933) until April 20, 1995 (the date of the initial public offering).

         Science and Technology Fund and High Income Fund were established in Maryland and were inactive (except for matters relating to their organization and registration as investment companies under the Investment Company Act of 1940 and registration of shares under the Securities Act of 1933) until July 31, 1997 (the date of the initial public offering).

         Science and Technology Fund and High Income Fund's registration expenses were advanced to the Corporation by W&R and are an obligation to be paid by it. These expenses were amortized evenly over the 12 months following the incurrence of the registration expenses.

NOTE 3 -- Investment Management And Payments To Affiliated Persons

         Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Corporation's investment manager. WRIMCO provides advice and supervises investments for which services it is paid a fee computed on each Fund's net assets as of the close of business each day at the following annual rates: Total Return Fund - 0.71% of net assets, Growth Fund - 0.81% of net assets, Science and Technology Fund - 0.71% of net assets, International Growth Fund - 0.81% of net assets, Asset Strategy Fund - 0.81% of net assets, Limited-Term Bond Fund - 0.56% of net assets, High Income Fund - 0.66% of net assets and Municipal Bond Fund - 0.56% of net assets. The fee is accrued and paid daily.

         The Corporation has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Corporation and pricing daily the value of shares of the Corporation. For these services, each of the Funds pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                             Accounting Services Fee
               Average
            Net Asset Level                         Annual Fee
       (all dollars in millions)                 Rate for Each Fund
       ------------------------                 -------------------
        From $    0  to $   10                      $      0
        From $   10  to $   25                      $ 10,000
        From $   25  to $   50                      $ 20,000
        From $   50  to $  100                      $ 30,000
        From $  100  to $  200                      $ 40,000
        From $  200  to $  350                      $ 50,000
        From $  350  to $  550                      $ 60,000
        From $  550  to $  750                      $ 70,000
        From $  750  to $1,000                      $ 85,000
             $1,000 and Over                        $100,000

         For Class B shares, each Fund pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. For Class Y shares, each Fund pays WARSCO a monthly fee equal to one-twelfth of .15 of 1% of the average daily net assets of that Class for the preceding month. Each Fund also reimburses W&R, WRIMCO and WARSCO for certain out-of-pocket costs.

         The Corporation has adopted a 12b-1 plan for both Class B and Class Y shares. Under the Distribution and Service Plan for the Class B shares, W&R, principal underwriter and sole distributor of the Corporation's shares, is compensated in an amount calculated and payable daily up to 1% annually of each of the Fund's Class B average daily net assets. This fee consists of two elements: (i) up to 0.75% of the particular Fund's Class B net asset value for distribution services and distribution expenses including commissions paid by the Distributor to its sales representatives and managers and (ii) up to 0.25% of the particular Fund's Class B net asset value may be paid to reimburse the Distributor for continuing payments made to the Distributor's representatives and managers, its administrative costs in overseeing these payments, and the expenses of WARSCO in providing certain personal services to shareholders. During the period ended March 31, 1999, the Distributor received $7,789,744 in distribution fees and $2,618,469 in service fees. During this same period W&R paid sales commissions of $6,032,441.

         Under a Distribution and Service Plan for Class Y shares adopted by the Corporation pursuant to Rule 12b-1, with respect to each Fund, the Corporation pays W&R daily a distribution and/or service fee not to exceed, on an annual basis, 0.25% of the particular Fund's Class Y net asset value. During the period ended March 31, 1999, the Distributor received $9,354 in 12b-1 payments on Class Y shares.

         For Class B shares, a contingent deferred sales charge may be assessed against a shareholder's redemption amount and paid to the Distributor, W&R. The purpose of the deferred sales charge is to compensate the Distributor for the costs incurred by the Distributor in connection with the sale of a Fund's shares. The amount of the deferred sales charge will be the following percent of the total amount invested during a calendar year to acquire the shares or the value of the shares redeemed, whichever is less. Redemption at any time during the calendar year of investment and the first full calendar year after the calendar year of investment, 3%; the second full calendar year, 2%; the third full calendar year, 1%; and thereafter, 0%. All investments made during a calendar year shall be deemed as a single investment during the calendar year for purposes of calculating the deferred sales charge. The deferred sales charge will not be imposed on shares representing payment of dividends or distributions or on amounts which represent an increase in the value of the shareholder's account resulting from capital appreciation above the amount paid for shares purchased during the deferred sales charge period. During the period ended March 31, 1999, the Distributor received $1,412,335 in deferred sales charges.

         The Corporation paid Directors' fees of $36,176, which are included in other expenses.

         W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 4 -- Investment Securities Transactions

         Investment securities transactions for the period ended March 31, 1999 are summarized as follows:

                                                                  Total                                         Science and
                                                                 Return                    Growth                Technology
                                                                   Fund                      Fund                      Fund
                                                            -----------                ----------               -----------
Purchases of investment
   securities, excluding short-
   term and U.S. Government
   securities ....................................       $  162,814,920            $  145,066,301               $24,358,087
Purchases of U.S. Government
   securities ....................................           84,892,960                       ---                       ---
Purchases of short-term
   securities ....................................        1,617,847,941             1,247,469,584                86,534,261
Proceeds from maturities
   and sales of investment
   securities, excluding
   short-term and U.S.
   Government securities .........................          208,866,504               162,394,916                 7,505,853
Proceeds from maturities
   and sales of U.S.
   Government securities .........................                  ---                       ---                       ---
Proceeds from maturities
   and sales of short-term
   securities ....................................        1,668,722,392             1,208,472,542                78,398,000

                                                          International                     Asset                  Limited-
                                                                 Growth                  Strategy                 Term Bond
                                                                   Fund                      Fund                      Fund
                                                            -----------                ----------               -----------
Purchases of investment
   securities, excluding short-
   term and U.S. Government
   securities ....................................         $ 98,952,738               $32,355,157               $ 4,985,070
Purchases of U.S. Government
   securities ....................................            3,285,586                17,268,848                 4,155,629
Purchases of short-term
   securities ....................................          113,703,512                52,118,214                16,980,445
Proceeds from maturities
   and sales of investment
   securities, excluding
   short-term and U.S.
   Government securities .........................           96,977,355                29,220,024                 2,572,046
Proceeds from maturities
   and sales of U.S.
   Government securities .........................            3,324,922                 7,290,423                 3,265,468
Proceeds from maturities
   and sales of short-term
   securities ....................................          113,628,717                54,979,026                17,163,084

                                                                   High                 Municipal
                                                                 Income                      Bond
                                                                   Fund                      Fund
                                                            -----------                ----------
Purchases of investment
   securities, excluding short-
   term and U.S. Government
   securities ....................................          $21,363,330               $16,849,389
Purchases of U.S. Government
   securities ....................................              529,062                       ---
Purchases of short-term
   securities ....................................           40,337,261                22,152,817
Proceeds from maturities
   and sales of investment
   securities, excluding
   short-term and U.S.
   Government securities .........................            7,943,464                16,510,485
Proceeds from maturities
   and sales of U.S.
   Government securities .........................              540,000                       ---
Proceeds from maturities
   and sales of short-term
   securities ....................................           39,688,832                21,405,405

         For Federal income tax purposes, cost of investments owned at March 31, 1999 and the related unrealized appreciation (depreciation) were as follows:

                                                                                                  Aggregate
                                                                                               Appreciation
                                           Cost          Appreciation       Depreciation     (Depreciation)
                                    -----------          ------------       ------------      -------------
Total Return Fund                  $356,592,155          $166,435,842       $14,967,245       $151,468,597
Growth Fund   313,708,533           137,150,175            19,820,460       117,329,715
Science and Technology
   Fund                              31,502,687            13,071,931         1,031,863         12,040,068
International Growth
   Fund                              79,632,066            26,412,071         5,059,535         21,352,536
Asset Strategy Fund                  28,766,415             2,071,963           358,364          1,713,599
Limited-Term Bond Fund               21,019,048               239,527            54,921            184,606
High Income Fund                     25,013,270               921,954           939,891             (17,937)
Municipal Bond Fund                  40,496,400             2,001,378            65,353          1,936,025

NOTE 5 -- Federal Income Tax Matters

         For Federal income tax purposes, Total Return Fund, Growth Fund, International Growth Fund and Municipal Bond Fund realized capital gain net income of $58,723,106, $65,489,279, $9,582,657 and $807,798, respectively, during the year ended March 31, 1999. For Federal income tax purposes, Asset Strategy Fund realized capital gain net income of $52,457, which included the effect of certain losses deferred into the next fiscal year (see discussion below). For Federal income tax purposes, Science and Technology Fund realized capital gain net income of $33,918 during the year ended March 31, 1999, which included the effect of certain losses deferred into the next fiscal year, as well as the effect of losses recognized from the prior year (see discussion below). This capital gain net income was offset by utilization of $24 capital loss carryover from year ended March 31, 1998. For Federal income tax purposes, Limited-Term Bond Fund realized no net capital gains or losses for the year ended March 31, 1999, because of the utilization of capital loss carryovers and the effect of certain losses deferred into the next fiscal year as well as the effect of losses recognized from prior year (see discussion below). Remaining capital loss carryover aggregated $149,836 at March 31, 1999, are available to offset future realized capital gain net income for Federal income tax purposes but will expire if not utilized as follows: $85,336 at March 31, 2005; and $64,500 at March 31, 2006. For Federal income tax purposes, High Income Fund realized capital losses of $501,692 during the year ended March 31, 1999, which included the effect of certain losses deferred into the next fiscal year (see discussion below). These losses are available to offset future realized capital gain net income for Federal income tax purposes through March 31, 2007. A portion of the capital gain net income of Total Return Fund, Growth Fund, International Growth Fund, Municipal Bond Fund, Asset Strategy Fund, and High Income Fund was paid to shareholders during the year ended March 31, 1999. Remaining capital gain net income for Total Return Fund, Growth Fund, International Growth Fund, Municipal Bond Fund, and Science and Technology Fund, will be distributed to shareholders.

         Internal Revenue Code regulations permit each Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses"). From November 1, 1998 through March 31, 1999, Asset Strategy Fund, Science and Technology Fund, Limited-Term Bond Fund, and High Income Fund incurred net capital losses of $477,952, $108,105, $3,090, and $259,064, respectively, which have been deferred to the fiscal year ending March 31, 2000. In addition, during the year ended March 31, 1999, Science and Technology Fund and Limited-Term Bond Fund recognized post-October losses of $145,588 and $1,717, respectively, that had been deferred from year ended March 31, 1998.

NOTE 6 -- Multiclass Operations

         Each Fund within the Corporation is authorized to offer two classes of shares, Class B and Class Y, each of which has equal rights as to assets and voting privileges with respect to each Fund. Class Y shares are not subject to a contingent deferred sales charge on redemptions and have separate fee structures for transfer agency and dividend disbursement services and Rule 12b-1 Service Plan fees. A comprehensive discussion of the terms under which shares of either class are offered is contained in the Prospectus and the Statement of Additional Information for the Corporation.

         Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

         Transactions in capital stock for the periods ended March 31, 1999 are summarized below. Dollar amounts are in thousands.

                                                         Total                                      Science and
                                                        Return                   Growth              Technology
                                                         Fund*                    Fund*                    Fund
                                                   -----------             ------------            ------------
Shares issued from sale of shares:
   Class B    .........................             10,022,490                6,727,339               2,150,217
   Class Y    .........................                 32,620                  471,624                   2,993
Shares issued from
   reinvestment of
   dividends and/or capital
   gains distribution:
   Class B    5,395,830................              4,145,013                      ---
   Class Y    .........................                 13,872                    9,589                     ---
Shares redeemed:
   Class B    .........................             (9,956,039)              (5,132,051)              (240,714)
   Class Y    .........................                 (4,907)                  (2,501)                    ---
                                                     ---------                ---------               ---------
Increase in outstanding capital shares:
   Class B    .........................              5,462,281                5,740,301              1,909,503
   Class Y    .........................                 41,585                  478,712                  2,993
                                                     ---------                ---------               ---------
      Total for Fund ..................              5,503,866                6,219,013               1,912,496
                                                     =========                =========                =========
Value issued from sale of shares:
   Class B    .........................               $119,057                  $95,835                 $29,323
   Class Y    .........................                    401                    6,879                      47
Value issued from
   reinvestment of
   dividends and/or capital
   gains distribution:
   Class B    .........................                 59,624                   54,503                     ---
   Class Y    .........................                    156                      130                     ---
Value redeemed:
   Class B    .........................               (118,675)                 (73,381)                (3,276)
   Class Y    .........................                    (61)                     (38)                    ---
                                                      --------                  -------                 -------
Increase in outstanding
   capital:
   Class B    .........................                 60,006                   76,957                  26,047
   Class Y    .........................                    496                    6,971                      47
                                                      --------                  -------                 -------
        Total for Fund ................               $ 60,502                  $83,928                 $26,094
                                                      ========                  =======                 =======

*Share transactions prior to June 27, 1998 have been adjusted to effect the 100% stock dividend of June 26, 1998.

                                                 International                  Asset                Limited-
                                                        Growth               Strategy               Term Bond
                                                          Fund                   Fund                    Fund
                                                   -----------             ------------            ------------
Shares issued from sale of shares:
   Class B    .........................              2,459,922              1,487,385               1,154,374
   Class Y    .........................                 11,890                  8,363                   8,190
Shares issued from
   reinvestment of
   dividends and/or capital
   gains distribution:
   Class B    .........................                366,149                 88,597                  79,341
   Class Y    .........................                  2,124                  1,139                   1,036
Shares redeemed:
   Class B    .........................             (2,210,705)              (554,869)               (925,409)
   Class Y    .........................                 (2,188)                (1,755)                 (1,468)
                                                     ---------              ---------                -------
Increase in outstanding capital shares:
   Class B    .........................                615,366              1,021,113                 308,306
   Class Y    .........................                 11,826                  7,747                   7,758
                                                     ---------              ---------                 -------
      Total for Fund ..................                627,192              1,028,860                 316,064
                                                     =========              =========                 =======
Value issued from sale of shares:
   Class B    .........................                $38,406                $16,872                 $11,778
   Class Y    .........................                    192                     95                      83
Value issued from
   reinvestment of
   dividends and/or capital
   gains distribution:
   Class B    .........................                  5,261                    981                     808
   Class Y    .........................                     31                     13                      11
Value redeemed:
   Class B    .........................                (35,100)                (6,279)                 (9,427)
   Class Y    .........................                    (34)                   (20)                    (15)
                                                       -------                -------                 -------
Increase in outstanding
   capital:
   Class B    .........................                  8,567                 11,574                   3,159
   Class Y    .........................                    189                     88                      79
                                                       -------                -------                 -------
        Total for Fund ................                $ 8,756                $11,662                 $ 3,238
                                                       =======                =======                 =======

                                                          High              Municipal
                                                        Income                   Bond
                                                          Fund                   Fund
                                                   -----------            -----------
Shares issued from sale of shares:
   Class B    .........................              1,990,704              1,111,959
   Class Y    .........................                    630                    172
Shares issued from
   reinvestment of
   dividends and/or capital
   gains distribution:
   Class B    .........................                121,122                212,992
   Class Y    .........................                     10                      7
Shares redeemed:
   Class B    .........................               (649,483)            (1,003,930)
   Class Y    .........................                    ---                    ---
                                                     ---------              ---------
Increase in outstanding capital shares:
   Class B    .........................              1,462,343                321,021
   Class Y    .........................                    640                    179
                                                     ---------              ---------
      Total for Fund ..................              1,462,983                321,200
                                                     =========              =========
Value issued from sale of shares:
   Class B    .........................                $20,234                $12,733
   Class Y    .........................                      6                      2
Value issued from
   reinvestment of
   dividends and/or capital
   gains distribution:
   Class B    .........................                  1,217                  2,420
   Class Y    .........................                    ---                    ---
Value redeemed:
   Class B    .........................                 (6,494)               (11,489)
   Class Y    .........................                    ---                    ---
                                                       -------                -------
Increase in outstanding
   capital:
   Class B    .........................                 14,957                  3,664
   Class Y    .........................                      6                      2
                                                       -------                -------
        Total for Fund ................                $14,963                $ 3,666
                                                       =======                =======

Transactions in capital stock for the periods ended March 31, 1998 are summarized below. Dollar amounts are in thousands.

                                                         Total                                  Science and
                                                        Return               Growth              Technology
                                                         Fund*                Fund*                    Fund
                                                   -----------             ------------            ------------
Shares issued from sale of shares:
   Class B    .........................              8,798,324              4,436,662               688,314
   Class Y    .........................                 20,534                 14,002                   ---
Shares issued from
   reinvestment of
   dividends and/or capital
   gains distribution:
   Class B    .........................              1,341,224              1,109,352                   ---
   Class Y    .........................                  2,410                  1,880                   ---
Shares redeemed:
   Class B    .........................             (6,423,782)            (4,297,390)             (54,306)
   Class Y    .........................                 (2,200)                (1,180)                  ---
                                                     ---------              ---------              --------
Increase (decrease) in outstanding capital shares:
   Class B    .........................              3,715,766              1,248,624               634,008
   Class Y    .........................                 20,744                 14,702                   ---
                                                     ---------              ---------              --------
      Total for Fund ..................              3,736,510              1,263,326              634,008
                                                     =========               =========             ========
Value issued from sale of shares:
   Class B    .........................                $95,637                $50,812                $7,140
   Class Y    .........................                    226                    159                   ---
Value issued from
   reinvestment of
   dividends and/or capital
   gains distribution:
   Class B    .........................                 14,277                 12,519                   ---
   Class Y    .........................                     26                     21                   ---
Value redeemed:
   Class B    .........................                (69,514)               (47,378)                 (577)
   Class Y    .........................                    (25)                   (14)                  ---
                                                       -------                -------              --------
Increase (decrease) in outstanding capital:
   Class B    .........................                 40,400                 15,953                 6,563
   Class Y    .........................                    227                    166                   ---
                                                       -------                -------              --------
        Total for Fund ................                $40,627                $16,119               $6,563
                                                       =======                =======              ========

*Share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.

                                                 International                  Asset                Limited-
                                                        Growth               Strategy               Term Bond
                                                          Fund                   Fund                    Fund
                                                   -----------             ------------            ------------
Shares issued from sale of shares:
   Class B    .........................              2,054,848                605,147                 569,831
   Class Y    .........................                  7,435                  7,066                   7,245
Shares issued from
   reinvestment of
   dividends and/or capital
   gains distribution:
   Class B    .........................                597,161                 93,471                  78,843
   Class Y    .........................                  2,503                  1,199                     757
Shares redeemed:
   Class B    .........................               (934,627)              (375,975)               (653,746)
   Class Y    .........................                   (758)                  (524)                   (491)
                                                     ---------                -------                --------
Increase (decrease) in outstanding capital shares:
   Class B    .........................              1,717,382                322,643                  (5,072)
   Class Y    .........................                  9,180                  7,741                   7,511
                                                     ---------                -------                --------
      Total for Fund ..................              1,726,562                330,384                   2,439
                                                     =========                =======                ========
Value issued from sale of shares:
   Class B    .........................                $27,026                 $6,622                  $5,744
   Class Y    .........................                     99                     75                      73
Value issued from
   reinvestment of
   dividends and/or capital
   gains distribution:
   Class B    .........................                  7,166                    996                     795
   Class Y    .........................                     30                     13                       8
Value redeemed:
   Class B    .........................                (12,313)                (4,034)                 (6,591)
   Class Y    .........................                    (10)                    (6)                     (5)
                                                       -------                 ------                --------
Increase (decrease) in outstanding capital:
   Class B    .........................                 21,879                  3,584                     (52)
   Class Y    .........................                    119                     82                       76
                                                       -------                 ------                --------
        Total for Fund ................                $21,998                 $3,666                  $   24
                                                       =======                 ======                ========

                                                          High              Municipal
                                                        Income                   Bond
                                                          Fund                   Fund
                                                   -----------             ----------
Shares issued from sale of shares:
   Class B    .........................              1,155,007                740,539
   Class Y    .........................                    ---                    ---
Shares issued from
   reinvestment of
   dividends and/or capital
   gains distribution:
   Class B    .........................                 20,516                122,880
   Class Y    .........................                    ---                    ---
Shares redeemed:
   Class B    .........................                (80,656)              (779,193)
   Class Y    .........................                    ---                    (97)
                                                     ---------              ---------
Increase (decrease) in outstanding capital shares:
   Class B    .........................              1,094,867                 84,226
   Class Y    .........................                    ---                    (97)
                                                     ---------              ---------
      Total for Fund ..................              1,094,867                 84,129
                                                     =========              =========
Value issued from sale of shares:
   Class B    .........................                $11,880                 $8,274
   Class Y    .........................                    ---                    ---
Value issued from
   reinvestment of
   dividends and/or capital
   gains distribution:
   Class B    .........................                    215                  1,377
   Class Y    .........................                    ---                    ---
Value redeemed:
   Class B    .........................                   (846)                (8,716)
   Class Y    .........................                    ---                     (1)
                                                       -------              ---------
Increase (decrease) in outstanding capital:
   Class B    .........................                 11,249                    935
   Class Y    .........................                    ---                    (1)
                                                       -------              ---------
        Total for Fund ................                $11,249                 $  934
                                                       =======              =========

Note 7 -- Stock Dividend

         The Corporation's Board of Directors approved on February 11, 1998 a stock dividend of 100% on both Waddell and Reed Total Return Fund and Waddell and Reed Growth Fund effected on June 26, 1998. All share and per share amounts have been adjusted retroactively to reflect the stock dividend.

Note 8 -- Securities Loaned

         On March 31, 1999, securities with a market value of $44,980,410 (which are included in the accompanying schedule of investments) had been loaned under agreements whereby the Total Return Fund received securities with a market value of $46,016,963 as collateral. The aggregate amount of such loans must be continuously secured by 100% of the market value of the securities loaned. The Fund derives income from its securities lending activities. These agreements may be terminated by the borrower or the Fund upon proper notice. In the event the borrower fails to deliver the securities within five business days, the Fund has the right to use the collateral to purchase similar or other securities. During the period ended

March 31, 1999, the Fund derived approximately $39,704 of income, net of related expenses, from its securities lending activities.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Waddell & Reed Funds, Inc.:


We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Total Return Fund, Growth Fund, Science and Technology Fund, International Growth Fund, Asset Strategy Fund, Limited-Term Bond Fund, High Income Fund and Municipal Bond Fund (collectively the "Funds") comprising Waddell & Reed Funds, Inc. as of March 31, 1999, and the related statements of operations for the fiscal year then ended, the statements of changes in net assets for each of the fiscal periods in the two-year period then ended, and the financial highlights for each of the fiscal periods in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of each of the respective Funds comprising Waddell & Reed Funds, Inc. as of March 31, 1999, the results of their operations for the fiscal year then ended, the changes in their net assets for each of the fiscal periods in the two-year period then ended, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Kansas City, Missouri
May 7, 1998

                             REGISTRATION STATEMENT

                                     PART C

                                OTHER INFORMATION

23.  Exhibits:

         (a) Articles of Incorporation, as amended, filed by EDGAR on May 16, 1997 as EX-99.B1-charter to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A*

             Articles Supplementary, filed by EDGAR on May 16, 1997 as EX-99.B1-wrartsup to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A*

             Articles Supplementary attached hereto as EX-99.B(a)wrsuppc

         (b) Bylaws, as amended, filed by EDGAR on June 27, 1996 as EX-99.B2-wrbylaw to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A*

             Amendment to Bylaws filed by EDGAR on April 30, 1999 as EX-99.B(b)-wrbylaw2 to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A*

         (c) Not applicable

         (d) Investment Management Agreement with amended fee schedule to reflect the addition of Science and Technology Fund and High Income Fund, filed by EDGAR on May 16, 1997 as EX-99.B5-wrima to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A*

             Fee Schedule (Exhibit A) to the Investment Management Agreement, as amended, filed by EDGAR on June 28, 1999 as EX-99.B(d)wrimafee to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A*

         (e) Underwriting Agreement filed by EDGAR on June 27, 1995 as EX-99.B6-wrua to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A*

         (f) Not applicable

         (g) Custodian Agreement, as amended, filed by EDGAR on April 30, 1999 as EX-99.B(g)-wrca to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A*

         (h) Shareholder Servicing Agreement, filed by EDGAR on April 30, 1999 as EX-99.B(h)-wrssa to Post-Effective Amendment No. 11 to the

             Registration Statement on Form N-1A*

             Compensation table (Exhibit B) to the Shareholder Servicing Agreement, as amended, attached hereto as EX-99.B(h)wrssacom

             Accounting Services Agreement filed by EDGAR on October 3, 1995, as EX-99.B9-wrasa to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A*

             Fund NAV Application filed by EDGAR on February 3, 1995 as EX-99.B9-wrnavapp to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A*

             Fund Class B Application, as amended, filed by EDGAR on May 16, 1997 as EX-99.B9-wrappcb to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A*

             Fund Class Y Application, filed by EDGAR on October 3, 1995, as EX-99.B9-wrappcy to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A*

             Class Y Letter of Understanding, filed by EDGAR on June 27, 1996 as EX-99.B9-wrlou to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A*


         (i) Opinion and Consent of Counsel attached hereto as EX-99.B(i)wrlegopn


         (j) Consent of Deloitte & Touche LLP, Independent Accountants, attached hereto as EX-99.B(j)-wrconsnt

         (k) Not applicable

         (l) Agreement with initial shareholder, Waddell & Reed, Inc. filed by EDGAR on June 2, 1992 as Exhibit (b)(13) to Pre-Effective Amendment No. 1 to the initial Registration Statement on Form N-1A*.

             Agreement with Initial Shareholder of Waddell & Reed Funds, Inc. Asset Strategy Fund, filed by EDGAR on June 27, 1995 as EX-99.B13-wragree to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A*

         (m) Distribution and Service Plan Class B shares, filed by EDGAR on October 3, 1995 as EX-99.B15-wrdspcb to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A*

             Distribution and Service Plan Class Y shares, filed by EDGAR on October 3, 1995 as EX-99.B15-wrdspcy to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A*

             Distribution and Service Plan for Class C shares attached hereto as EX-99.B(m)wrdspc

         (n) Not applicable

         (o) Multiple Class Plan, as amended, attached hereto as EX-99.B(o)wrmcp

24.      Persons Controlled by or under common control with Registrant
         -------------------------------------------------------------

         None

25.      Indemnification
         ---------------

         Reference is made to Article 10.2 of the Registrant's Articles of Incorporation, filed May 16, 1997 as EX-99.B1-charter to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A*; Article IX of the Bylaws, filed June 27, 1996 as EX-99.B2-wrbylaw to Post-Effective Amendement No. 7 to the Registration Statement on Form N-1A*; and Article V of the Underwriting Agreement filed June 27, 1995 as EX-99.B6-wrua to the Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A*, each of which provides indemnification. Also refer to Section 2-418 of the Maryland General Corporation Law regarding indemnification of directors, officers, employees and agents.

26.      Business and Other Connections of Investment Manager
         ----------------------------------------------------

         Waddell & Reed Investment Management Company is the Investment Manager of the Registrant under the terms of an Investment Management Agreement whereby it provides investment management services to the Registrant. Waddell & Reed Investment Management Company is not engaged in any business other than the provision of investment management services to those registered investment companies as described in Part A and Part B of this Post-Effective Amendment and to other investment advisory clients.

         Each director and executive officer of Waddell & Reed Investment Management Company has had as his sole business, profession, vocation or employment during the past two years only his duties as an executive officer and/or employee of Waddell & Reed Investment Management Company or its predecessors, except as to persons who are directors and/or officers of the Registrant and have served in the capacities shown in the Statement of Additional Information of the Registrant The address of the officers is 6300 Lamar Avenue, Shawnee Mission, Kansas 66202-4200.

         As to each director and officer of Waddell & Reed Investment Management Company, reference is made to Part A and Part B of this Post-Effective

         Amendment.

27.      Principal Underwriter and Distributor
         -------------------------------------

         (a) Waddell & Reed, Inc. is the principal underwriter and distributor of the Registrant's shares. It is also the principal underwriter to the following investment companies:

             United Funds, Inc.
             United International Growth Fund, Inc.
             United Continental Income Fund, Inc.
             United Vanguard Fund, Inc.
             United Retirement Shares, Inc.
             United Municipal Bond Fund, Inc.
             United High Income Fund, Inc.
             United Cash Management, Inc.
             United Government Securities Fund, Inc.
             United New Concepts Fund, Inc.
             United Gold & Government Fund, Inc.
             United Municipal High Income Fund, Inc.
             United High Income Fund II, Inc.
             United Asset Strategy Fund, Inc.
             Advantage I
             Advantage II
             Advantage Plus

         (b) The information contained in the underwriter's application on Form BD, under the Securities Exchange Act of 1934, is herein incorporated by reference.

         (c) No compensation was paid by the Registrant to any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person.

28.      Location of Accounts and Records
         --------------------------------

         The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are under the possession of Mr. Robert L. Hechler and Ms. Kristen A. Richards, as officers of the Registrant, each of whose business address is Post Office Box 29217, Shawnee Mission, Kansas 66201-9217.

29.      Management Services
         -------------------

         There are no service contracts other than as discussed in Part A and B of this Post-Effective Amendment and listed in response to Items 23.(h) and 23.(m) hereof.

30.      Undertakings
         --------------

         Not applicable


---------------------------------
*Incorporated herein by reference

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That each of the undersigned, UNITED FUNDS, INC., UNITED INTERNATIONAL GROWTH FUND, INC., UNITED MUNICIPAL BOND FUND, INC., UNITED VANGUARD FUND, INC., UNITED HIGH INCOME FUND, INC., UNITED CASH MANAGEMENT, INC., UNITED NEW CONCEPTS FUND, INC., UNITED GOVERNMENT SECURITIES FUND, INC., UNITED MUNICIPAL HIGH INCOME FUND, INC., UNITED GOLD & GOVERNMENT FUND, INC., UNITED HIGH INCOME FUND II, INC., UNITED CONTINENTAL INCOME FUND, INC., UNITED RETIREMENT SHARES, INC., UNITED ASSET STRATEGY FUND, INC., TARGET/UNITED FUNDS, INC. AND WADDELL & REED FUNDS, INC. (each hereinafter called the "Corporation"), and certain directors and officers for the Corporation, do hereby constitute and appoint KEITH A. TUCKER, ROBERT L. HECHLER, HELGE K. LEE and KRISTEN A. RICHARDS, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable each Corporation to comply with the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the names of each of such directors and officers in his/her behalf as such director or officer as indicated below opposite his/her signature hereto, to any Registration Statement and to any amendment or supplement to the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and to any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or amendment or supplement thereto; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

Date:  May 19, 1999              /s/ Robert L. Hechler
                                 --------------------------
                                     Robert L. Hechler, President

/s/ Keith A. Tucker             Chairman of the Board        May 19, 1999
-------------------                                          ------------
Keith A. Tucker


/s/ Robert L. Hechler           President, Principal         May 19, 1999
--------------------            Financial Officer and        ------------
Robert L. Hechler               Director


/s/ Henry J. Herrmann           Vice President and           May 19, 1999
--------------------            Director                     ------------
Henry J. Herrmann

/s/ Theodore W. Howard          Vice President, Treasurer    May 19, 1999
--------------------            and Principal Accounting     ------------
Theodore W. Howard              Officer


/s/ James M. Concannon          Director                     May 19, 1999
--------------------                                         ------------
James M. Concannon


/s/ John A. Dillingham          Director                     May 19, 1999
--------------------                                         ------------
John A. Dillingham


/s/ David P. Gardner            Director                     May 19, 1999
-------------------                                          ------------
David P. Gardner


/s/ Linda K. Graves             Director                     May 19, 1999
--------------------                                         ------------
Linda K. Graves


/s/ Joseph Harroz, Jr.          Director                     May 19, 1999
--------------------                                         ------------
Joseph Harroz, Jr.


/s/ John F. Hayes               Director                     May 19, 1999
--------------------                                         ------------
John F. Hayes


/s/ Glendon E. Johnson          Director                     May 19, 1999
--------------------                                         ------------
Glendon E. Johnson


/s/ William T. Morgan           Director                     May 19, 1999
--------------------                                         ------------
William T. Morgan


/s/ Ronald C. Reimer            Director                     May 19, 1999
--------------------                                         ------------
Ronald C. Reimer

/s/ Frank J. Ross, Jr.          Director                     May 19, 1999
--------------------                                         ------------
Frank J. Ross, Jr.


/s/ Eleanor B. Schwartz         Director                     May 19, 1999
--------------------                                         ------------
Eleanor B. Schwartz


/s/ Frederick Vogel III         Director                     May 19, 1999
--------------------                                         ------------
Frederick Vogel III


Attest:

/s/ Kristen A. Richards
-----------------------
Kristen A. Richards
Assistant Secretary

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(a) of the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Overland Park, and State of Kansas, on the 2nd day of July, 1999.

                           WADDELL & REED FUNDS, INC.

                                  (Registrant)

                            By /s/ Robert L. Hechler*
                                   ----------------------------
                                   Robert L. Hechler, President

         Pursuant to the requirements of the Securities Act of 1933, and/or the Investment Company Act of 1940, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the date indicated.

         Signatures          Title
         ----------          -----

/s/ Keith A. Tucker*         Chairman of the Board        July 2, 1999
-----------------------                                   ------------
Keith A. Tucker


/s/ Robert L. Hechler*       President, Principal         July 2, 1999
-----------------------      Financial Officer and        ------------
Robert L. Hechler            Director


/s/ Henry J. Herrmann*       Vice President and           July 2, 1999
-----------------------      Director                     ------------
Henry J. Herrmann


/s/ Theodore W. Howard*      Vice President, Treasurer    July 2, 1999
-----------------------      and Principal Accounting     ------------
Theodore W. Howard           Officer


/s/ James M. Concannon*      Director                     July 2, 1999
-----------------------                                   ------------
James M. Concannon


/s/ John A. Dillingham*      Director                     July 2, 1999
-----------------------                                   ------------
John A. Dillingham

/s/ David P. Gardner*        Director                     July 2, 1999
-----------------------                                   ------------
David P. Gardner


/s/ Linda K. Graves*         Director                     July 2, 1999
-----------------------                                   ------------
Linda K. Graves


/s/ Joseph Harroz, Jr.*      Director                     July 2, 1999
-----------------------                                   ------------
Joseph Harroz, Jr.


/s/ John F. Hayes*           Director                     July 2, 1999
-----------------------                                   ------------
John F. Hayes


/s/ Glendon E. Johnson*      Director                     July 2, 1999
-----------------------                                   ------------
Glendon E. Johnson


/s/ William T. Morgan*       Director                     July 2, 1999
-----------------------                                   ------------
William T. Morgan


/s/ Ronald C. Reimer*        Director                     July 2, 1999
-----------------------                                   ------------
Ronald C. Reimer


/s/ Frank J. Ross, Jr.*      Director                     July 2, 1999
-----------------------                                   ------------
Frank J. Ross, Jr.


/s/ Eleanor B Schwartz*      Director                     July 2, 1999
-----------------------                                   ------------
Eleanor B. Schwartz


/s/ Frederick Vogel III*     Director                     July 2, 1999
-----------------------                                   ------------
Frederick Vogel III


*By
    Helge K. Lee
    Attorney-in-Fact

ATTEST:
   Kristen A. Richards
   Assistant Secretary